                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )
Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          KEMPER AGGRESSIVE GROWTH FUND
                              KEMPER BLUE CHIP FUND
                               KEMPER EQUITY TRUST
                            KEMPER FLOATING RATE FUND
                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.
                               KEMPER GROWTH FUND
                            KEMPER HIGH YIELD SERIES
                     KEMPER SMALL CAPITALIZATION EQUITY FUND
                       KEMPER STATE TAX-FREE INCOME SERIES
                          KEMPER STRATEGIC INCOME FUND
                            KEMPER TARGET EQUITY FUND
                             KEMPER TECHNOLOGY FUND
                            KEMPER TOTAL RETURN FUND
                     KEMPER U.S. GOVERNMENT SECURITIES FUND
                            KEMPER VALUE SERIES, INC.
                             SCUDDER INVESTORS TRUST

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed:

March 6, 2001

Kemper

Important News

                         for Kemper Fund Shareholders

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your fund that will be the subject of a shareholder vote.

                                      Q&A
                             QUESTIONS AND ANSWERS

Q  What is happening?

A Zurich Scudder Investments, Inc. ("ZSI"), your fund's investment manager, has initiated a program to reorganize the funds for which it serves as investment manager. Our goal is to create one streamlined, multi-class family of funds. Certain proposals that relate to your fund's day-to-day operations require the approval of the fund's shareholders.

Q  What issues am I being asked to vote on?

A  As described in the enclosed Proxy Statement, you are asked to approve:

 .  the election of your fund's Board of Trustees/Directors;
 .  the ratification of Ernst & Young LLP as your fund's independent auditors;
 . a plan pursuant to Rule 12b-1 of the Investment Company Act of 1940; as described in the accompanying Proxy Statement, shareholder approval of the 12b-1 Plan will not result in any increase in fees or expenses; and
 .  if you are a shareholder of Kemper Contrarian Fund, Kemper-Dreman High Return
   Equity Fund or Kemper Small Cap Value Fund, certain amendments to your fund's Articles of Incorporation.

After reviewing the proposals, your fund's Board has determined that these actions are in the best interest of the fund's shareholders. The Board recommends that you vote FOR each proposal.

Q  Why am I voting on my fund's Board of Trustees/Directors?

A The Trustees/Directors are your representatives who oversee the management and operations of your fund. The enclosed Proxy Statement outlines the prospective members' qualifications and their current roles in overseeing the Kemper Funds.

Q  What does the Board do for my fund?

A The Board hires the investment manager to manage and provide shareholder services for the fund. Among other responsibilities, the Board reviews fund performance, the quality of services provided to shareholders and the competitiveness of fund expenses. The Board also evaluates the benefits to shareholders of any proposals made by ZSI concerning the fund.


                                                [Kemper Funds Logo Appears Here]

Q  What effect will the proposed Rule 12b-1 Plan have on my fund?

A Currently, your fund pays to Kemper Distributors, Inc. ("KDI") an administrative services fee as compensation for providing information and administrative services to the shareholders of the fund. The proposal, if adopted, will only change the legal structure under which the administrative services fee is paid. The reasons for the change, as well as the considerations of your fund's Board in making the proposal, are detailed within the enclosed Proxy Statement (see page 18).

Q  Will the new Rule 12b-1 Plan increase my fund's management fee or expenses?

A No. The administrative services fee rate that your fund currently pays will remain the same. In addition, KDI has agreed to maintain at least the same level and quality of services as it currently provides to each class. The only effect on your fund will be the adoption of a new agreement that will authorize the structure under which such services are provided and paid for. As discussed in the Proxy Statement, any material increase in your fund's expenses under the plan would have to be approved by the Board as well as by shareholders.

Q For shareholders of Kemper Value Series, Inc., why has the Board recommended that I vote in favor of the amendments to my fund's Articles of Incorporation?

A The proposed amendments to your fund's Articles of Incorporation are designed to provide your fund with additional flexibility under Maryland law and conform the Articles of Incorporation more consistently with industry practice. As discussed in the Proxy Statement, your fund's Board believes that the proposed amendments are in the best interest of your fund and its shareholders.

Q  What other issues am I asked to vote on?

A You are asked to ratify the selection of Ernst & Young LLP as your fund's independent auditors.

Q  Whom should I call for additional information about this Proxy Statement?

A Please call Shareholder Communications Corporation, your fund's information agent, at (800) 605-1203.

                                                                  March 6, 2001

Dear Shareholder:

    Zurich Scudder Investments, Inc. ("ZSI"), your Fund's investment manager, is proposing a series of changes to offer you a broader selection of invest-ment products and greater efficiency of operations. Some changes that relate specifically to your Fund's day-to-day operations require the approval of the Fund's shareholders.

    Please take the time to read the enclosed materials.

    The question and answer section that begins on the front cover of the Proxy Statement summarizes the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. After careful review, your Fund's Board has approved each of these proposals. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

    To vote, simply fill out the enclosed proxy card(s)--be sure to sign and date it--and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time and postage cost by voting on the Internet or by telephone. The enclosed flyer describes how. Because many of the funds for which ZSI acts as investment manager are holding shareholder meetings regard-ing these and other issues, you may receive more than one proxy card. If so, please vote each one.

    Your vote is very important to us. If we do not hear from you by April 6, 2001 our proxy solicitor may contact you. Thank you for your response and for your continued investment with ZSI.

Sincerely,



/s/ Edmond D. Villani                  /s/ Mark S. Casady


Edmond D. Villani                      Mark S. Casady
Chief Executive Officer                President
Zurich Scudder Investments, Inc.       Kemper Aggressive Growth Fund
                                       Kemper Blue Chip Fund
                                       Kemper Equity Trust
                                       Kemper Floating Rate Fund
                                       Kemper Global/International Series, Inc.
                                       Kemper Growth Fund
                                       Kemper High Yield Series
                                       Kemper Small Capitalization Equity Fund
                                       Kemper State Tax-Free Income Series
                                       Kemper Strategic Income Fund
                                       Kemper Target Equity Fund
                                       Kemper Technology Fund
                                       Kemper Total Return Fund
                                       Kemper U.S. Government Securities Fund
                                       Kemper Value Series, Inc.
                                       Scudder Investors Trust

                         KEMPER AGGRESSIVE GROWTH FUND
                             KEMPER BLUE CHIP FUND
                              KEMPER EQUITY TRUST
                           KEMPER FLOATING RATE FUND
                   KEMPER GLOBAL/INTERNATIONAL SERIES, INC.
                              KEMPER GROWTH FUND
                           KEMPER HIGH YIELD SERIES
                    KEMPER SMALL CAPITALIZATION EQUITY FUND
                      KEMPER STATE TAX-FREE INCOME SERIES
                         KEMPER STRATEGIC INCOME FUND
                           KEMPER TARGET EQUITY FUND
                            KEMPER TECHNOLOGY FUND
                           KEMPER TOTAL RETURN FUND
                    KEMPER U.S. GOVERNMENT SECURITIES FUND
                           KEMPER VALUE SERIES, INC.
                            SCUDDER INVESTORS TRUST

                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

    Please take notice that Special Meetings of Shareholders (each a "Meet-ing") of each Trust/Corporation listed above (each Trust is a "Trust" and each Corporation is a "Corporation"), or, if applicable, each of its series that is listed on Appendix 1 to the Proxy Statement (each such series is referred to herein as a "Fund" and, collectively, where applicable, with those Trusts/Corporations that do not have any series, the "Funds"), will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 24, 2001, at 4:00 p.m., East-ern time, for the following purposes:

  Proposal 1:   For each Trust/Corporation, to elect Trustees/Directors;

  Proposal 2:   For each Fund, to approve a Rule 12b-1 Plan (for Class A)
                and an Amended and Restated Rule 12b-1 Plan (for each of
                Class B and Class C). As described in the accompanying Proxy
                Statement, shareholder approval of Proposal 2 by a Class will not result in any increase in fees or expenses for that Class;

  Proposal 3:   To ratify the selection of Ernst & Young LLP as the indepen-
                dent auditors for each Fund for the Fund's current fiscal year; and

  Proposal 4:   For Kemper Value Series, Inc., to approve Articles of Amend-
                ment and Restatement of the Corporation's Articles of Incorporation.

    The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments or post-ponements thereof.

    Holders of record of shares of each Fund at the close of business on March 5, 2001 are entitled to vote at a Meeting and at any adjournments or postpone-ments thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more Trusts/Corporations, Funds or Classes, the persons named as prox-ies may propose one or more adjournments of the Meeting in accordance with ap-plicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the concerned Trust or Cor-poration (for a Trust- or Corporation-wide vote), Fund (for a Fund-wide vote) or Class (for a Class-wide vote) present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                      By Order of the Boards,

                                                          /s/ Maureen E. Kane

                                                              Maureen E. Kane
                                                                    Secretary

    March 6, 2001

  IMPORTANT--We urge you to sign and date the enclosed proxy card(s) and re-turn it in the enclosed envelope which requires no postage (or to take ad-vantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of further solicitations. If you wish to attend the Meetings and vote your shares in person at that time, you will still be able to do so.

                         KEMPER AGGRESSIVE GROWTH FUND
                             KEMPER BLUE CHIP FUND
                              KEMPER EQUITY TRUST
                           KEMPER FLOATING RATE FUND
                   KEMPER GLOBAL/INTERNATIONAL SERIES, INC.
                              KEMPER GROWTH FUND
                           KEMPER HIGH YIELD SERIES
                    KEMPER SMALL CAPITALIZATION EQUITY FUND
                      KEMPER STATE TAX-FREE INCOME SERIES
                         KEMPER STRATEGIC INCOME FUND
                           KEMPER TARGET EQUITY FUND
                            KEMPER TECHNOLOGY FUND
                           KEMPER TOTAL RETURN FUND
                    KEMPER U.S. GOVERNMENT SECURITIES FUND
                           KEMPER VALUE SERIES, INC.
                            SCUDDER INVESTORS TRUST
                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                             JOINT PROXY STATEMENT

                                    General

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees/Directors (the "Board," the Trustees/Directors of each of which are referred to as the "Trustees/Directors" of the relevant Board) of each of the Trusts/Corporations listed above (each Trust is a "Trust," and collectively, the "Trusts" and each Corporation is a "Corporation," and collectively, the "Corporations") for use at the Special Meeting of Shareholders of each Trust/Corporation, or, if ap-plicable, each of its series that are listed on Appendix 1 hereto (each such series is referred to herein as a "Fund" and, collectively, where applicable, with those Trusts/Corporations that do not have any series, the "Funds"), to be held jointly at the offices of Zurich Scudder Investments, Inc., investment manager of each Fund ("ZSI"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 24, 2001, at 4:00 p.m., Eastern time, and at any and all adjournments or postponements thereof (each a "Meeting"). This Proxy Statement, the Notice of Special Meetings and the proxy card(s) are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

    Proposal 1 describes the election of Trustees/Directors, Proposal 2 pro-poses the adoption of Rule 12b-1 Plans and Proposal 3 proposes the ratifica-tion of the selection of each Fund's independent auditors. As discussed below, shareholder approval of Proposal 2 by a Class will not result in any increase in fees or expenses for that Class. For shareholders of Kemper Contrarian Fund, Kemper-Dreman High Return Equity Fund and Kemper Small Cap Value Fund only, Proposal 4 proposes the adoption of Articles of Amendment and Restate-ment to the Articles of Incorporation that govern each such Fund.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Funds whose Proxy Statement this is. In addition, for simplicity, actions are described in this Proxy Statement as being taken by a Fund that is a series of a Trust or Corporation, although all actions are actually taken by the respec-tive Trust or Corporation, on behalf of the applicable Fund.

    EACH FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR A FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING 1-800-621-1048 OR WRITING THE FUND, C/O ZURICH SCUDDER INVESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN AT THE BEGINNING OF THIS PROXY STATE-MENT.

    The following table identifies the Funds and Classes entitled to vote on each Proposal.

                         All Series of                  Class A, Class
                            Kemper      All Series of   B and Class C
                         Value Series,  Kemper Target   Shares of All    Class I
       Proposal            Inc.(/1/)   Equity Fund(/2/)  Other Funds   Shares(/3/)
       --------          ------------- ---------------- -------------- -----------
1. To elect
  Trustees/Directors of
  each
  Trust/Corporation....         X              X               X             X
2. To approve a Rule
  12b-1 Plan (for Class
  A) and an Amended and
  Restated Rule 12b-1
  Plan (for each of
  Class B and Class
  C)...................         X              X               X
3. To ratify the
  selection of Ernst &
  Young LLP as the
  independent auditors
  for each Fund for the
  Fund's current fiscal
  year.................         X              X               X             X
4. To approve Articles
  of Amendment and
  Restatement of Kemper
  Value Series, Inc.'s
  Articles of
  Incorporation........         X

-----------
(/1/) Kemper Contrarian Fund, Kemper-Dreman High Return Equity Fund and Kemper
      Small Cap Value Fund. Shareholders of Class I shares of each such Fund are not entitled to vote on Proposal 2.
(/2/) Kemper Target 2010 Fund, Kemper Target 2011 Fund, Kemper Retirement
      Fund--Series III, Kemper Retirement Fund--Series IV, Kemper Retirement Fund--Series V, Kemper Retirement Fund--Series VI, Kemper Retirement Fund--Series VII and Kemper Worldwide 2004 Fund.
(/3/) The following Funds currently offer Class I shares: Kemper Blue Chip
      Fund, Kemper Contrarian Fund, Kemper Growth Fund, Kemper High Yield Fund, Kemper Small Cap Value Fund, Kemper Small Capitalization Equity Fund, Kemper Technology Fund, Kemper Total Return Fund, Kemper U.S. Gov-ernment Securities Fund and Kemper-Dreman High Return Equity Fund.

The Board of Trustees/Directors of each Trust/Corporation unanimously recommends that shareholders vote FOR the nominees listed in Proposal 1 and FOR Proposals 2 and 3. The Board of Directors of Kemper Value Series, Inc. unanimously recommends that the shareholders of each series of that Corporation vote in favor of Proposal 4.

                  PROPOSAL 1: ELECTION OF TRUSTEES/DIRECTORS

    At each Meeting, shareholders of each Trust/Corporation will be asked to elect twelve individuals to constitute the Board of Trustees/Directors of that Trust/Corporation. The election of new Board members arises out of a restruc-turing program proposed by ZSI, the investment manager of each Fund. The re-structuring program is designed to respond to changing industry conditions and investor needs. ZSI seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. As part of the restructur-ing program, certain funds advised by ZSI that have similar investment poli-cies and characteristics are proposed to be combined. ZSI believes that the combination of its open-end, directly-distributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative infrastructure and focus its distribution efforts. The restructuring program will not result in any reduction in the services currently offered to Kemper Funds shareholders. In connection with that initiative, the Independent Trustees/Directors (as defined below) of the two separate boards of Kemper Funds proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Trustees/Directors of each Trust/Corporation were nominated after careful con-sideration by the present Board of Trustees/Directors of each Trust/Corporation. The nominees are listed below.

Board I Funds                        Board II Funds
-------------                        --------------
Kemper Aggressive Growth Fund        Kemper Equity Trust
Kemper Blue Chip Fund                Kemper Floating Rate Fund
Kemper Growth Fund                   Kemper Global/International Series, Inc.
Kemper High Yield Series             Kemper Target Equity Fund
Kemper Small Capitalization Equity   Kemper Value Series, Inc.
 Fund
Kemper State Tax-Free Income Series  Scudder Investors Trust
Kemper Strategic Income Fund
Kemper Technology Fund
Kemper Total Return Fund
Kemper U.S. Government Securities
 Fund
Current Board I Trustees             Current Board II Trustees/Directors
Nominated to Consolidated Board      Nominated to Consolidated Board
-------------------------------      ----------------------------------------
John W. Ballantine                   James R. Edgar
Lewis A. Burnham                     Linda C. Coughlin(/1/)
Linda C. Coughlin                    Fred B. Renwick
Donald L. Dunaway                    John G. Weithers
Robert B. Hoffman
Shirley D. Peterson
William P. Sommers

-----------
(/1/Currently)a Trustee/Director of Kemper Floating Rate Fund, Kemper Target
    Equity Fund, Kemper Value Series, Inc. and Scudder Investors Trust only.

                       Additional Nominees for All Funds

                                Mark S. Casady
                               William F. Glavin

Board I
Trustees Not
Standing for     Board II Trustees/Directors
Re-election      Not Standing for Re-election
------------     ----------------------------
Donald R. Jones  James E. Akins
                 Arthur R. Gottschalk
                 Frederick T. Kelsey
                 Kathryn L. Quirk(/2/)

-----------
(/2/) Currently a Trustee/Director of Kemper Global/International Series,
      Inc., Kemper Equity Trust, Kemper Floating Rate Fund and Scudder Invest-ors Trust only.

    These twelve nominees are also being nominated for election as trustees or directors of most of the other Kemper Funds. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have histori-cally supervised different Kemper Funds. The proposed consolidation is ex-pected to provide administrative efficiencies to both the Funds and ZSI.

    The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee/Director so elected will serve as a Trustee/Director of the respective Trust/Corporation commenc-ing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees/Directors and until the election and qualification of a successor or until such Trustee/Director sooner dies, re-signs or is removed as provided in the governing documents of the applicable Trust/Corporation. Each of the nominees has indicated that he or she is will-ing to serve as a Trustee/Director. If any or all of the nominees should be-come unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees/Directors may recommend. The following tables present infor-mation about the nominees, as well as the Trustees/Directors not standing for re-election. Each nominee's or Trustee's/Director's date of birth is in paren-theses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees/Directors has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, although not neces-sarily in the same capacity, and (ii) the address of each nominee is c/o Zu-rich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Nominees for Election as Trustees/Directors:

   Name (Date of Birth), Principal Occupation and        Year First Became a
                    Affiliations                             Board Member
   ----------------------------------------------      ------------------------
John W. Ballantine (2/16/46),(/1/) Retired; formerly,  Kemper Aggressive Growth
First Chicago NBD Corporation/The First National Bank  Fund (1999), Kemper Blue
of Chicago: 1996-1998, Executive Vice President and    Chip Fund (1999), Kemper
Chief Risk Management Officer; 1995-1996, Executive    Growth Fund (1999),
Vice President and Head of International Banking;      Kemper High Yield Series
Director, First Oak Brook Bancshares, Inc., Oak Brook  (1999), Kemper Small
Bank and Tokheim Corporation.                          Capitalization Equity
                                                       Fund (1999), Kemper
                                                       State Tax-Free Income
                                                       Series (1999), Kemper
                                                       Strategic Income Fund
                                                       (1999), Kemper
                                                       Technology Fund (1999),
                                                       Kemper Total Return Fund
                                                       (1999) and Kemper U.S.
                                                       Government Securities
                                                       Fund (1999).

Lewis A. Burnham (1/8/33),(/1/) Retired; formerly,     Kemper Aggressive Growth
Partner, Business Resources Group; formerly,           Fund (1996),Kemper Blue
Executive Vice President, Anchor Glass Container       Chip Fund (1987), Kemper
Corporation.                                           Growth Fund (1977),
                                                       Kemper High Yield Series
                                                       (1977), Kemper Small
                                                       Capitalization Equity
                                                       Fund (1977), Kemper
                                                       State Tax-Free Income
                                                       Series (1983), Kemper
                                                       Strategic Income Fund
                                                       (1977), Kemper
                                                       Technology Fund (1977),
                                                       Kemper Total Return Fund
                                                       (1977) and Kemper U.S.
                                                       Government Securities
                                                       Fund (1979).

Mark S. Casady (9/12/60),* Managing Director, ZSI;     Nominee
formerly, Institutional Sales Manager of an
unaffiliated mutual fund distributor.

Linda C. Coughlin (1/1/52),*(/2/) Managing Director,   Kemper Aggressive Growth
ZSI.                                                   Fund (2000), Kemper Blue
                                                       Chip (2000), Kemper
                                                       Floating Rate Fund
                                                       (2000), Kemper Growth
                                                       Fund (2000), Kemper High
                                                       Yield Series (2000),
                                                       Kemper Small
                                                       Capitalization Equity
                                                       Fund (2000), Kemper
                                                       State Tax-Free Income
                                                       Series (2000), Kemper
                                                       Strategic Income Fund
                                                       (2000), Kemper Target
                                                       Equity Fund (2001),
                                                       Kemper Technology Fund
                                                       (2000), Kemper Total
                                                       Return Fund (2000),
                                                       Kemper U.S. Government
                                                       Securities Fund (2000),
                                                       Kemper Value Series,
                                                       Inc. (2001) and Scudder
                                                       Investors Trust (2000).

   Name (Date of Birth), Principal Occupation and         Year First Became
                    Affiliations                            a Board Member
   ----------------------------------------------      ------------------------
Donald L. Dunaway (3/8/37),(/1/) Retired; formerly,    Kemper Aggressive Growth
Executive Vice President, A.O. Smith Corporation       Fund (1996), Kemper Blue
(diversified manufacturer).                            Chip Fund (1987), Kemper
                                                       Growth Fund (1980),
                                                       Kemper High Yield Series
                                                       (1980), Kemper Small
                                                       Capitalization Equity
                                                       Fund (1980), Kemper
                                                       State Tax-Free Income
                                                       Series (1983), Kemper
                                                       Strategic Income Fund
                                                       (1980), Kemper
                                                       Technology Fund (1980),
                                                       Kemper Total Return Fund
                                                       (1980) and Kemper U.S.
                                                       Government Securities
                                                       Fund (1980).

James R. Edgar (7/22/46),(/3/) Distinguished Fellow,   Kemper Equity Trust
University of Illinois Institute of Government and     (1999), Kemper Floating
Public Affairs; Director, Kemper Insurance Companies   Rate Fund (1999), Kemper
(not affiliated with the Kemper Funds); Director,      Global/ International
John B. Sanfilippo & Son, Inc.; Director, Horizon      Series, Inc. (1999),
Group Properties, Inc.; formerly, Governor, State of   Kemper Target Equity
Illinois.                                              Fund (1999), Kemper
                                                       Value Series, Inc.
                                                       (1999) and Scudder
                                                       Investors Trust (1999).

William F. Glavin (8/30/58),* Managing Director, ZSI; Nominee formerly, Executive Vice President of Market and
Product Development, The Dreyfus Corporation.

Robert B. Hoffman (12/11/36),(/1/) Retired; formerly,  Kemper Aggressive Growth
Chairman, Harnischfeger Industries, Inc. (machinery    Fund (1996), Kemper Blue
for the mining and paper industries); formerly, Vice   Chip Fund (1987), Kemper
Chairman and Chief Financial Officer, Monsanto         Growth Fund (1981),
Company (agricultural, pharmaceutical and              Kemper High Yield Series
nutritional/food products); formerly, Vice President,  (1981), Kemper Small
Head of International Operations, FMC Corporation      Capitalization Equity
(manufacturer of machinery and chemicals); Director,   Fund (1981), Kemper
Harnischfeger Industries, Inc.                         State Tax-Free Income
                                                       Series (1983), Kemper
                                                       Strategic Income Fund
                                                       (1981), Kemper
                                                       Technology Fund (1981),
                                                       Kemper Total Return Fund
                                                       (1981) and Kemper U.S.
                                                       Government Securities
                                                       Fund (1981).


   Name (Date of Birth), Principal Occupation and         Year First Became
                    Affiliations                            a Board Member
   ----------------------------------------------      ------------------------
Shirley D. Peterson (9/3/41),(/1/) Retired; formerly,  Kemper Aggressive Growth
President, Hood College; formerly, Partner, Steptoe &  Fund (1996), Kemper Blue
Johnson (attorneys); prior thereto, Commissioner,      Chip Fund (1995), Kemper
Internal Revenue Service; prior thereto, Assistant     Growth Fund (1995),
Attorney General (Tax), U.S. Department of Justice;    Kemper High Yield Series
Director, Bethlehem Steel Corp.                        (1995), Kemper Small
                                                       Capitalization Equity
                                                       Fund (1995), Kemper
                                                       State Tax-Free Income
                                                       Series (1995), Kemper
                                                       Strategic Income Fund
                                                       (1995), Kemper
                                                       Technology Fund (1995),
                                                       Kemper Total Return Fund
                                                       (1995) and Kemper U.S.
                                                       Government Securities
                                                       Fund (1995).

Fred B. Renwick (2/1/30),(/3/) Professor of Finance,   Kemper Equity Trust
New York University, Stern School of Business;         (1998), Kemper Floating
Director, the Wartburg Foundation; Chairman, Finance   Rate Fund (1999), Kemper
Committee of Morehouse College Board of Trustees;      Global/International
Director, American Bible Society Investment            Series, Inc. (1998),
Committee; previously member of the Investment         Kemper Target Equity
Committee of Atlanta University Board of Trustees;     Fund (1995), Kemper
formerly Director of Board of Pensions Evangelical     Value Series, Inc.
Lutheran Church in America.                            (1988) and Scudder
                                                       Investors Trust (1998).

William P. Sommers (7/22/33),(/1/) Retired; formerly,  Kemper Aggressive Growth
President and Chief Executive Officer, SRI             Fund (1996), Kemper Blue
International (research and development); prior        Chip Fund (1987), Kemper
thereto, Executive Vice President, Iameter (medical    Growth Fund (1979),
information and educational service provider); prior   Kemper High Yield Series
thereto, Senior Vice President and Director, Booz,     (1979), Kemper Small
Allen & Hamilton Inc. (management consulting firm);    Capitalization Equity
Director, PSI Inc., Evergreen Solar, Inc. and Litton   Fund (1979), Kemper
Industries; Advisor, Guckenheimer Enterprises;         State Tax-Free Income
Consultant and Director, SRI/Atomic Tangerine.         Series (1983), Kemper
                                                       Strategic Income Fund
                                                       (1979), Kemper
                                                       Technology Fund (1979),
                                                       Kemper Total Return Fund
                                                       (1979) and Kemper U.S.
                                                       Government Securities
                                                       Fund (1981).

John G. Weithers (8/8/33),(/3/) Formerly, Chairman of  Kemper Equity Trust
the Board and Chief Executive Officer, Chicago Stock   (1998), Kemper Floating
Exchange; Director, Federal Life Insurance Company;    Rate Fund (1999), Kemper
President of the Members of the Corporation and        Global/International
Trustee, DePaul University; Director, International    Series, Inc. (1998),
Federation of Stock Exchanges; Director, Records       Kemper Target Equity
Management Systems.                                    Fund (1993), Kemper
                                                       Value Series, Inc.
                                                       (1995) and Scudder
                                                       Investors Trust (1998).

-----------
 * Interested person of each Trust/Corporation, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
(/1/) Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 45 portfolios managed by ZSI.
(/2/) Ms. Coughlin serves as a board member of 56 investment companies with 137 portfolios managed by ZSI.
(/3/) Messrs. Edgar, Renwick and Weithers serve as board members of 16 invest-ment companies with 58 portfolios managed by ZSI.

Board I Trustee Not Standing for Re-Election:

                                 Principal Occupation or
                                     Employment and           Present Office
 Name (Date of Birth)                 Directorships          with each Trust
 --------------------           ------------------------  ----------------------
 Donald R. Jones (1/17/30)      Trustee; Retired;          Trustee, Kemper
                                formerly, Director,        Aggressive Growth
                                Motorola, Inc.             Fund, Kemper Blue
                                (manufacturer of           Chip Fund, Kemper
                                electronic equipment and   Growth Fund, Kemper
                                components); Executive     High Yield Series,
                                Vice President and Chief   Kemper Small
                                Financial Officer,         Capitalization
                                Motorola, Inc.             Equity Fund, Kemper
                                                           State Tax-Free
                                                           Income Series,
                                                           Kemper Strategic
                                                           Income Fund, Kemper
                                                           Technology Fund,
                                                           Kemper Total Return
                                                           Fund and Kemper U.S.
                                                           Government
                                                           Securities Fund.

Board II Trustees/Directors Not Standing for Re-Election:

                                 Principal Occupation or
                                     Employment and        Present Office with
 Name (Date of Birth)                 Directorships       each Trust/Corporation
 --------------------           ------------------------  ----------------------
 James E. Akins (10/15/26)      Trustee/Director;          Director, Kemper
                                Consultant on              Global/International
                                International, Political   Series, Inc. and
                                and Economic Affairs;      Kemper Value Series,
                                formerly, a career U.S.    Inc.; Trustee,
                                Foreign Service Officer,   Kemper Equity Trust,
                                Energy Adviser for the     Kemper Floating Rate
                                White House and U.S.       Fund, Kemper Target
                                Ambassador to Saudi        Equity Fund and
                                Arabia, 1973-1976.         Scudder Investors
                                                           Trust.

 Arthur R. Gottschalk (2/13/25) Trustee/Director;          Director, Kemper
                                Retired; formerly,         Global/International
                                President, Illinois        Series, Inc. and
                                Manufacturers              Kemper Value Series,
                                Association; Trustee,      Inc.; Trustee,
                                Illinois Masonic Medical   Kemper Equity Trust,
                                Center; formerly,          Kemper Floating Rate
                                Illinois State Senator;    Fund, Kemper Target
                                formerly, Vice             Equity Fund and
                                President, The Reuben H.   Scudder Investors
                                Donnelley Corp.;           Trust.
                                formerly, attorney.


                                Principal Occupation or  Present Office with
                                    Employment and               each
 Name (Date of Birth)                Directorships        Trust/Corporation
 --------------------          ------------------------  --------------------
 Frederick T. Kelsey (4/25/27) Trustee/Director;         Director, Kemper
                               Retired; formerly,        Global/International
                               Consultant to Goldman,    Series, Inc. and
                               Sachs & Co.; formerly,    Kemper Value Series,
                               President, Treasurer and  Inc.; Trustee,
                               Trustee of Institutional  Kemper Equity Trust,
                               Liquid Assets and its     Kemper Floating Rate
                               affiliated mutual funds;  Fund, Kemper Target
                               formerly, President and   Equity Fund and
                               Trustee, Northern         Scudder Investors
                               Institutional Funds;      Trust.
                               formerly, President and
                               Trustee, Pilot Funds.

 Kathryn L. Quirk (12/3/52)*   Trustee/Director and      Director and Vice
                               Vice President; Managing  President, Kemper
                               Director, ZSI.            Global/International
                                                         Series, Inc.;
                                                         Trustee and Vice
                                                         President, Kemper
                                                         Equity Trust, Kemper
                                                         Floating Rate Fund
                                                         and Scudder
                                                         Investors Trust;
                                                         Vice President,
                                                         Kemper Target Equity
                                                         Fund and Kemper
                                                         Value Series, Inc.

-----------
* Interested person of each Trust/Corporation, as defined in the 1940 Act.

Responsibilities of each Board of Trustees/Directors--Board and Committee
Meetings

    The primary responsibility of each Board is to represent the interests of the shareholders of the applicable Fund and to provide oversight of the man-agement of the Fund. The board that is proposed for election at the Meetings is comprised of three individuals who are considered "interested" Trustees/Directors, and nine individuals who have no affiliation with ZSI and who are not considered "interested" Trustees/Directors (the "Independent Trustees/Directors"). The Securities and Exchange Commission (the "SEC") has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules un-der the 1940 Act. If the proposed Board of Trustees/Directors is approved by shareholders, 75% will be Independent Trustees/Directors. Each of the nominees that will be considered an Independent Trustee/Director, if elected, has been selected and nominated solely by the current Independent Trustees/Directors of each Trust/Corporation.

    The Trustees/Directors meet multiple times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. Furthermore, the Independent Trustees/Directors review the fees paid to ZSI and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees/Directors have adopted specific policies and guidelines that, among other things, seek to further en-hance the effectiveness of the Independent Trustees/Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees/Directors select independent legal counsel to work with them in re-viewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

    Currently, Board I has an Audit Committee and a Nominating and Governance Committee, the responsibilities of which are described below. In addition, Board I has a Valuation Committee and a Contract Renewal Committee. During calendar year 2000, the Board of the Board I Funds (except Kemper Growth Fund) met eight times. During calendar year 2000, the Board of Kemper Growth Fund met nine times. Each then current Trustee attended 75% or more of the respec-tive meetings of the Board and the Committees (if a member thereof) held dur-ing calendar year 2000.

    Currently, Board II has an Audit and Governance Committee, the responsi-bilities of which are described below. In addition, Board II has a Valuation Committee. During calendar year 2000, the Board of Kemper Floating Rate Fund, Kemper Global/International Series, Inc. and Kemper Target Equity Fund met eight times. During calendar year 2000, the Board of Kemper Equity Trust, Kem-per Value Series, Inc. and Scudder Investors Trust met nine times. Each then current Trustee/Director attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

BOARD I FUND COMMITTEES

Audit Committee

    The Audit Committee of Board I makes recommendations regarding the selec-tion of independent auditors for each Board I Fund, confers with the indepen-dent auditors regarding each Fund's financial statements, the results of au-dits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit Committee is comprised of only Independent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that delineates the committee's duties and powers. Currently, the mem-bers of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoff-man and Donald R. Jones. The Audit Committee held five meetings during calen-dar year 2000.

Nominating and Governance Committee

    Board I has a Nominating and Governance Committee, comprised of only Inde-pendent Trustees, that seeks and reviews candidates for consideration as nomi-nees for membership on the Board and oversees the administration of each Board I Trust's Governance Procedures and Guidelines. The Nominating and Governance Committee has a written charter that delineates the committee's duties and powers. Shareholders wishing to submit the name of a candidate for considera-tion by the committee should submit their recommendation(s) to the Secretary of the applicable Board I Trust. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), John W. Ballantine, Shirley D. Peterson and William P. Sommers. The Nominating and Governance Com-mittee held two meetings during calendar year 2000.

BOARD II FUND COMMITTEE

Audit and Governance Committee

    The Audit and Governance Committee of Board II makes recommendations re-garding the selection of independent auditors for each Board II Fund, confers with the independent auditors regarding each Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit and Governance Committee is comprised of only Independent Trustees/Directors, receives annual representations from the auditors as to their independence, and has a written charter that delineates the committee's duties and powers. In addition, the committee seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the admin-istration of each Board II Trust's/Corporation's Governance Procedures and Guidelines. Shareholders wishing to submit the name of a candidate for consid-eration by the committee should submit their recommendation(s) to the Secre-tary of the applicable Board II Trust/Corporation. Currently, the members of the Audit and Governance Committee are James E. Akins, James R. Edgar, Arthur
R. Gottschalk, Frederick T. Kelsey, Fred B. Renwick and John G. Weithers. The committee held four meetings during calendar year 2000.

Officers

    The officers of each Trust/Corporation are set forth in Appendix 2.

Compensation of Trustees and Officers

    Each Board I Fund pays its Independent Trustees/Directors a monthly re-tainer and an attendance fee, plus expenses, for each Board meeting and com-mittee meeting attended. Each Board II Fund pays its Independent

Trustees/Directors an annual retainer (paid in quarterly installments) and an attendance fee, plus expenses, for each Board meeting and committee meeting attended. As reflected below, the Trustees/Directors currently serve as board members of various other Kemper Funds. ZSI supervises each Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees/Directors and officers on behalf of each Fund and receives a manage-ment fee for its services. Several of the officers and Trustees/Directors are also officers, directors, employees or stockholders of ZSI and participate in the fees paid to that firm, although no Trust/Corporation makes direct pay-ments to them.

    To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Trustees/Directors agreed not to stand for re-election. Indepen-dent Trustees/Directors of each Trust/Corporation are not entitled to benefits under any pension or retirement plan. However, the Board of each Kemper Fund determined that, particularly given the benefits that would accrue to the Kem-per Funds from the restructuring of the boards, it was appropriate to provide the four Independent Trustees/Directors who were not standing for re-election for various Kemper Funds a one-time benefit. The cost of such benefit is being allocated among all the Kemper Funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative ef-ficiencies of a consolidated board. Mr. Jones, an Independent Trustee of the Board I Funds, and Messrs. Akins, Gottschalk and Kelsey, Independent Trustees/Directors of the Board II Funds, each of whom is not standing for re-election, will receive such a one-time benefit. The amount received on behalf of each fund for which Mr. Jones serves as a trustee ranges from $1,071 to $8,078 (approximately $225,000 in the aggregate for all the Kemper Funds). The amount received on behalf of each fund for which Messrs. Akins, Gottschalk and Kelsey serve as trustees/directors ranges from $478 to $6,124 (approximately $225,000 in the aggregate for all the Kemper Funds) for Mr. Akins; $159 to $2,035 (approximately $75,000 in the aggregate for all the Kemper Funds) for Mr. Gottschalk; and $797 to $10,194 (approximately $375,000 in the aggregate for all the Kemper Funds) for Mr. Kelsey.

    The following Compensation Table provides in tabular form the following data:

    (1) All Trustees/Directors who receive compensation from one or more Trusts/Corporations (columns 1 through 13).

    (2) Aggregate compensation received by each Trustee/Director from each Trust/Corporation during calendar year 2000 (rows corresponding with col-umns 1 through 13).

    (3) Total compensation received by each Trustee/Director from funds ad-vised by ZSI (collectively, the "Fund Complex") during calendar year 2000 (bottom row).

                              Compensation Table

                                1                2                 3                   4
                          -------------- ------------------ ---------------- ----------------------
                          James E. Akins John W. Ballantine Lewis A. Burnham Donald L. Dunaway(/1/)
                          -------------- ------------------ ---------------- ----------------------
                                   Compensation from Trust/Corporation (Number of Series)
                          -------------------------------------------------------------------------
Kemper Aggressive Growth
 Fund...................           N/A      $  1,902.74       $  1,818.31         $  2,146.29
Kemper Blue Chip Fund...           N/A      $  5,415.01       $  4,893.00         $  6,090.87
Kemper Equity Trust.....   $  3,145.94              N/A               N/A                 N/A
Kemper Floating Rate
 Fund...................   $  2,793.07              N/A               N/A                 N/A
Kemper                     $  6,424.25              N/A               N/A                 N/A
 Global/International          (4 fund
 Series, Inc............   portfolios)
Kemper Growth Fund......           N/A      $ 10,826.19       $  9,367.95         $ 12,117.41
Kemper High Yield                  N/A      $ 12,234.26       $ 10,530.14         $ 13,697.34
 Series.................                        (2 fund           (2 fund             (2 fund
                                            portfolios)       portfolios)         portfolios)
Kemper Small
 Capitalization Equity
 Fund...................           N/A      $  5,013.15       $  4,490.52         $  5,648.31
Kemper State Tax-Free              N/A      $  6,159.01       $  5,569.82         $  6,920.14
 Income Series..........                        (4 fund           (4 fund             (4 fund
                                            portfolios)       portfolios)         portfolios)
Kemper Strategic Income
 Fund...................           N/A      $  4,236.89       $  4,017.82         $  4,800.05
Kemper Target Equity       $ 17,319.14              N/A               N/A                 N/A
 Fund...................       (8 fund
                           portfolios)
Kemper Technology Fund..           N/A      $ 14,645.68       $ 11,852.38         $ 16,338.46
Kemper Total Return
 Fund...................           N/A      $ 11,964.84       $ 10,243.85         $ 13,377.89
Kemper U.S. Government
 Securities Fund........           N/A      $  9,899.81       $  8,396.80         $ 11,108.35
Kemper Value Series,       $ 42,242.50              N/A               N/A                 N/A
 Inc....................       (3 fund
                           portfolios)
Scudder Investors          $  5,081.91              N/A               N/A                 N/A
 Trust..................       (4 fund
                           portfolios)
Total Compensation from
 Fund
 Complex(/3/)(/4/)(/5/)..  $195,480.00      $183,570.00       $154,040.00         $205,350.00

                              Compensation Table

                                5                    6                     7                8
                          -------------- ------------------------- ----------------- ---------------
                          James R. Edgar Arthur R. Gottschalk(/2/) Robert B. Hoffman Donald R. Jones
                          -------------- ------------------------- ----------------- ---------------
                                    Compensation from Trust/Corporation (Number of Series)
                          --------------------------------------------------------------------------
Kemper Aggressive Growth
 Fund...................           N/A                  N/A           $  1,877.34      $  1,878.94
Kemper Blue Chip Fund...           N/A                  N/A           $  5,029.90      $  5,020.08
Kemper Equity Trust.....   $  3,088.54          $  1,344.92                   N/A              N/A
Kemper Floating Rate                                                          N/A              N/A
 Fund...................   $  2,804.51          $  1,542.74
Kemper                     $  6,440.74          $  5,514.79                   N/A              N/A
 Global/International          (4 fund              (4 fund
 Series, Inc............   portfolios)          portfolios)
Kemper Growth Fund......           N/A                  N/A           $  9,595.53      $  9,570.64
Kemper High Yield                  N/A                  N/A           $ 10,973.51      $ 10,914.95
 Series.................                                                  (2 fund          (2 fund
                                                                      portfolios)      portfolios)
Kemper Small
 Capitalization Equity
 Fund...................           N/A                  N/A           $  4,713.02      $  4,714.96
Kemper State Tax-Free              N/A                  N/A           $  5,888.99      $  5,875.44
 Income Series..........                                                  (4 fund          (4 fund
                                                                      portfolios)      portfolios)
Kemper Strategic Income            N/A                  N/A
 Fund...................                                              $  4,220.60      $  4,212.21
Kemper Target Equity       $ 17,400.87          $ 21,804.49                   N/A              N/A
 Fund...................       (8 fund              (8 fund
                           portfolios)          portfolios)
Kemper Technology Fund..           N/A                  N/A           $ 11,965.07      $ 11,967.65
Kemper Total Return                N/A                  N/A
 Fund...................                                              $ 10,507.67      $ 10,469.50
Kemper U.S. Government
 Securities Fund........           N/A                  N/A           $  8,946.18      $  8,911.43
Kemper Value Series,       $ 42,627.45          $ 35,158.31                   N/A              N/A
 Inc....................       (3 fund              (3 fund
                           portfolios)          portfolios)
Scudder Investors          $  4,881.93          $  3,626.48                   N/A              N/A
 Trust..................       (4 fund              (4 fund
                           portfolios)          portfolios)
Total Compensation from
 Fund
 Complex(/3/)(/4/)(/5/)..  $195,080.00          $195,080.00           $163,890.00      $163,170.00

                              Compensation Table

                                   9                  10                11                12                13
                          ------------------- ------------------- --------------- ------------------ ----------------
                          Frederick T. Kelsey Shirley D. Peterson Fred B. Renwick William P. Sommers John G. Weithers
                          ------------------- ------------------- --------------- ------------------ ----------------
                                            Compensation from Trust/Corporation (Number of Series)
                          -------------------------------------------------------------------------------------------
Kemper Aggressive Growth
 Fund...................              N/A         $  1,915.48               N/A      $  1,796.71               N/A
Kemper Blue Chip Fund...              N/A         $  4,527.60               N/A      $  4,847.64               N/A
Kemper Equity Trust.....      $  3,212.48                 N/A       $  2,858.37              N/A       $  3,821.58
Kemper Floating Rate
 Fund...................      $  2,862.19                 N/A       $  2,455.79              N/A       $  3,470.67
Kemper                        $  6,458.81                 N/A         $6,265.38              N/A       $  6,753.05
 Global/International             (4 fund                               (4 fund                            (4 fund
 Series, Inc............      portfolios)                           portfolios)                        portfolios)
Kemper Growth Fund......              N/A         $  8,440.46               N/A      $  9,298.59               N/A
Kemper High Yield                     N/A         $  9,795.27               N/A      $ 10,481.86               N/A
 Series.................                              (2 fund                            (2 fund
                                                  portfolios)                        portfolios)
Kemper Small
 Capitalization Equity
 Fund...................              N/A         $  4,151.53               N/A      $  4,434.70               N/A
Kemper State Tax-Free                 N/A         $  6,292.15               N/A      $  5,518.19               N/A
 Income Series..........                              (4 fund                            (4 fund
                                                  portfolios)                        portfolios)
Kemper Strategic Income
 Fund...................              N/A         $  3,699.50               N/A      $  3,973.61               N/A
Kemper Target Equity          $ 17,535.59                 N/A       $ 16,347.26              N/A       $ 19,519.90
 Fund...................          (8 fund                               (8 fund                            (8 fund
                              portfolios)                           portfolios)                        portfolios)
Kemper Technology Fund..              N/A         $ 10,842.35               N/A      $ 11,756.48               N/A
Kemper Total Return
 Fund...................              N/A         $  9,216.91               N/A      $ 10,186.46               N/A
Kemper  U.S. Government
 Securities Fund........              N/A         $  7,510.46               N/A      $  8,341.19               N/A
Kemper Value Series,          $ 43,532.41                 N/A       $ 36,354.76              N/A       $ 55,528.26
 Inc. ..................          (3 fund                               (3 fund                            (3 fund
                              portfolios)                           portfolios)                        portfolios)
Scudder Investors             $  5,100.03                 N/A       $  4,984.07              N/A       $  5,230.63
 Trust..................          (4 fund                               (4 fund                            (4 fund
                              portfolios)                           portfolios)                        portfolios)
Total Compensation from
 Fund
 Complex(/3/)(/4/)(/5/)..     $200,300.00         $149,010.00       $204,620.00      $153,330.00       $239,180.00

-----------
(/1/) Pursuant to deferred compensation agreements with certain Board I Funds, Mr. Dunaway has deferred, in prior years, compensation from such Funds. Deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds--Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from Kemper Blue Chip Fund, Kemper Growth Fund, Kemper High Yield Series, Kemper Small Capitaliza-tion Equity Fund, Kemper State Tax-Free Income Series, Kemper Strategic Income Fund, Kemper Technology Fund, Kemper Total Return Fund and Kemper U.S. Government Securities Fund to Mr. Dunaway are $12,323, $32,336, $38,120, $20,235, $29,456, $21,203, $24,025, $35,146 and $47,119, re-
      spectively.
(/2/) Includes deferred fees. Pursuant to deferred compensation agreements with certain Board II Funds, deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds--Zurich Money Mar-ket Fund. Total deferred fees (including interest thereon) payable from Kemper Global/International Series, Inc., Kemper Target Equity Fund and Kemper Value Series, Inc. to Mr. Gottschalk are $29,216, $120,326 and $97,854, respectively.
(/3/) Includes compensation for service on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios. Each Trustee/Director currently serves on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios.
(/4/) Includes compensation for service on the boards of 16 Kemper trusts/corporations comprised of 61 fund portfolios. Each Trustee/Director currently serves on the boards of 16 Kemper trusts/corporations comprised of 58 fund portfolios.
(/5/) Aggregate compensation reflects amounts paid to the Trustees/Directors for numerous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combinations of certain funds (including tax implications), liquidations of certain funds, implementation of an administration agreement (including fee caps) for certain funds and the consolidation of certain boards). Such amounts totaled $38,880, $77,760, $43,200, $77,760, $39,420, $39,420, $47,520, $43,200, $43,200, $47,520,
      $47,520, $82,080 and $43,200 for Messrs. Akins, Ballantine, Burnham, Dunaway, Edgar, Gottschalk, Hoffman, Jones, Kelsey, Renwick, Sommers, Weithers and Ms. Peterson, respectively. A portion of these meeting fees was borne by ZSI.

    The Trustees/Directors of each Trust/Corporation unanimously recommend that shareholders of each Fund vote FOR each nominee.

  PROPOSAL 2: ADOPTION OF RULE 12b-1 PLAN AND AMENDED AND RESTATED RULE 12b-1
                                     PLANS

    Proposal 2 is being submitted to the shareholders of Class A, Class B and Class C (each, a "Class") of each Fund.(/1/) The Board of each Trust/Corporation has approved, and recommends that Class A shareholders of the applicable Fund approve, a Rule 12b-1 Plan (the "Plan"), and that share-holders of each of Class B and Class C of the applicable Fund approve an Amended and Restated Rule 12b-1 Plan (each, an "Amended Plan," together, the "Amended Plans"), pursuant to the provisions of Rule 12b-1 under the 1940 Act. Shareholder approval of the Plan or an Amended Plan will not result in any in-crease in fees or expenses for the applicable Class. Appendix 3 hereto shows each Fund's current fees and expenses and the fees and expenses that will be in effect if Proposal 2 is approved. A copy of the Plan is attached hereto as Exhibit A (for Class A shareholders). A copy of the form of Amended Plan is attached hereto as Exhibit B (for Class B and Class C shareholders).

Background

    Each Trust/Corporation(/2/), on behalf of each Class of the applicable Fund, is currently a party to a Shareholder Services Agreement (the "Services Agreement") with Kemper Distributors, Inc. ("KDI"). Pursuant to the terms of each Services Agreement, KDI provides information and administrative services for the benefit of each Fund and the shareholders of each Class. In exchange for providing the services under the Services Agreement, each Class pays to KDI an administrative services fee equal to, on an annual basis, up to 0.25% of the average daily net assets attributable to that Class. KDI uses the ad-ministrative services fee to compensate financial services firms ("firms") for providing personal services to and maintenance of accounts for their customers that hold shares of the applicable Class and may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Class.
-----------
(/1/) Each series of Kemper Target Equity Fund, listed above, has only one outstanding class of shares. Only the discussion in Proposal 2 that re-lates to Class A shares applies to the shares of each series of Kemper Target Equity Fund.
(/2/) The shareholders of Kemper Floating Rate Fund are being asked to approve
      Proposal 2 even though the fund, as a closed-end fund, is not subject to the provisions of Rule 12b-1 under the 1940 Act. That Fund's current plan of distribution for Class B and Class C shares contains provisions that are consistent with the requirements of Rule 12b-1 and the proposed distribution plans for Kemper Floating Rate Fund, like those for all other Funds discussed in this Proxy Statement, will also contain provi-sions that are consistent with the requirements of that Rule.

    Each of Class B and Class C of each Fund has also adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, pursuant to which KDI receives an asset-based fee of 0.75% (0.60% for Kemper Floating Rate Fund) of average daily net assets of each such Class. KDI uses the fee to pay for distribution and services for the applicable Class of the applicable Fund. Appendix 4 sets forth the amount of distribution fees paid by each Fund during the Fund's most recent fiscal year pursuant to the distribution plans applicable to Class B and Class C.

    Rule 12b-1 under the 1940 Act provides that an investment company acting as a distributor of its shares must do so pursuant to a written plan that de-scribes "all material aspects of the proposed financing of the distribution." Under the Rule, an investment company is deemed to be acting as a distributor of its shares "if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale" of its shares. Currently no Class has a Rule 12b-1 Plan that authorizes the payment of the administrative services fee under the Services Agreement because neither KDI nor the Trustees/Directors of any Trust/Corporation believes that the services that have been performed by KDI under the Services Agreement are primarily intended to result in sales of shares of the Classes (i.e., "distribution" services), as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncer-tainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the serv-ices performed by KDI under the Services Agreement are "distribution" servic-es, the Board of Trustees/Directors for each Fund has adopted, and recommends that the shareholders of the affected Classes of each Fund approve, the Plan (for Class A) and an Amended Plan (for each of Class B and Class C), each of which authorizes the payment of the administrative services fee pursuant to a Rule 12b-1 Plan. If the shareholders approve the adoption of the Plan or an Amended Plan, the administrative services fee rate will not change. In addi-tion, KDI has agreed to maintain at least the same level and quality of serv-ices as are currently provided pursuant to the Services Agreement.

Terms of the Plans and the Amended Plans

    As noted above, each Plan and each Amended Plan has been adopted for the purpose of authorizing the payment by each Class of the administrative serv-ices fee to KDI pursuant to Rule 12b-1. Neither the Plans nor the Amended Plans will change the administrative services fee rate. In addition, as noted above, KDI has agreed to maintain at least the same level and quality of serv-ices as are currently provided pursuant to each Services Agreement. Each Plan for Class A shares, if approved by shareholders, will authorize the payment of the 0.25% administrative services fee under a Rule 12b-1 Plan. Each Amended

Plan is substantially identical to the current distribution plan applicable to each of Class B and Class C of each Fund, except that, in addition to autho-rizing the asset-based distribution fee of 0.75% (0.60% for Kemper Floating Rate Fund) that it currently authorizes, it also authorizes the payment to KDI of the 0.25% administrative services fee pursuant to the Services Agreement. Each Board has adopted the Plan and each Amended Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. If approved by shareholders, each Plan and each Amended Plan will become effective on July 1, 2001, and will re-main in effect for one year after its effective date. Thereafter, each Plan and each Amended Plan may continue for additional one-year periods so long as such continuance is approved by a vote of both the Board of the applicable Trust/Corporation and the Independent Trustees/Directors of the applicable Trust/Corporation who have no direct or indirect financial interest in the op-eration of the Plan or the Amended Plan, as the case may be, or in any agree-ment related to the Plan or the Amended Plan, respectively (the "Qualified Board Members"). This vote must take place at a meeting of a Board held in person and called for the purpose of voting on the Plan or the Amended Plan, as applicable.

    The applicable Board must approve all material amendments to each Plan or an Amended Plan in the manner described in the foregoing paragraph. An amend-ment that increases materially the amount to be spent for distribution under the Plan or Amended Plan must be approved by shareholders of the applicable Class as well as by the applicable Board.

    Each Plan and each Amended Plan may be terminated at any time either by the applicable Board or by the shareholders of the applicable Class. Termina-tion by the Trustees/Directors requires the vote of a majority of the Quali-fied Board Members. Termination by the shareholders requires the vote of a ma-jority of the outstanding voting securities of the applicable Class.

    In connection with adopting each Plan and each Amended Plan, the Board of each Trust/Corporation has adopted amendments to each Services Agreement, which will become effective with respect to each Class if the shareholders of that Class approve the Plan and each Amended Plan. Such amendments incorporate the termination, amendment and annual approval terms described above to bring each Services Agreement into compliance with the requirements of Rule 12b-1. If the shareholders of one or more Classes do not approve the adoption of the Plan or the Amended Plan, as the case may be, the current Services Agreement will remain in effect with respect to the applicable Class(es).

Trustee/Director Consideration

    In determining to recommend adoption of each Plan and the Amended Plans, the Board of each Trust/Corporation considered a variety of factors. The

Trustees/Directors examined the nature of the services KDI provides pursuant to each Services Agreement and the benefit such services provide to each Fund and the shareholders of the Class(es) of each Fund. In addition, the Board of each Trust/Corporation examined general industry practice with respect to whether funds have adopted Rule 12b-1 Plans to authorize payments under agree-ments similar to the Services Agreements. The Trustees/Directors were also ad-vised by independent counsel regarding the requirements of Rule 12b-1. Neither KDI nor the Trustees/Directors believe that the services performed by KDI un-der the Services Agreement have been or will be "distribution" services as de-fined in Rule 12b-1, but rather are post-sale administrative and other serv-ices provided to existing shareholders. Nonetheless, to avoid legal uncertain-ties and eliminate any doubt regarding the continuation of the Services Agree-ment that may arise in the future due to the ambiguity of the language con-tained in Rule 12b-1, each Board of Trustees/Directors has adopted, and recom-mends that the shareholders of each applicable Class of each Fund approve, the Plan (for Class A) and an Amended Plan (for Class B and Class C).

    The Trustees/Directors noted that if the Plan and each Amended Plan is adopted the administrative services fee rate will not change. In addition, the Trustees/Directors considered that the services provided to shareholders pur-suant to the Services Agreement, such as establishing and maintaining accounts and records, processing purchase and redemption orders and answering routine questions regarding the Funds and their special features, are appropriate services to provide to shareholders. The Trustees/Directors also noted that KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement. The Trustees/Directors concluded that it would be in the best interests of the ap-plicable Fund, each Class and its shareholders if the Services Agreement oper-ated in the future pursuant to the protections afforded by Rule 12b-1 under the 1940 Act.

      The Trustees/Directors of each Board unanimously recommend that the shareholders of each Class of the applicable Fund vote in favor of this
                                  Proposal 2.

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS

    The Board of Trustees of each Trust/Corporation, including all of the In-dependent Trustees/Directors, has selected Ernst & Young LLP ("E&Y") to act as independent auditors of each Fund for the Fund's current fiscal year and rec-ommends that shareholders ratify such selection. One or more representatives of E&Y are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or manage-ment.

    The following table shows fees paid to E&Y during each Fund's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid to E&Y for the audit and review of financial statements of each Fund. The in-formation in the columns "Financial Information Systems Design and Implementa-tion Fees" and "All Other Fees" shows the aggregate amounts paid to E&Y by each Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to that Fund. The Audit Committee of each Board I Fund and the Audit and Governance Committee of each Board II Fund have generally considered whether E&Y's receipt of non-audit fees from each Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to that Fund is compatible with maintaining E&Y's independence.

                                                Financial Information
                                         Audit   Systems Design and   All Other
Fund                                     Fees    Implementation Fees  Fees(/1/)
----                                    ------- --------------------- ---------
Kemper Aggressive Growth Fund.........  $18,100          --            $  800
Kemper Blue Chip Fund.................  $35,500          --            $  800
Kemper California Tax-Free Income
 Fund.................................  $65,500          --            $1,400
Kemper Contrarian Fund................  $27,200          --            $  800
Kemper Floating Rate Fund.............  $72,100          --            $  300
Kemper Florida Tax-Free Income Fund...  $ 7,150          --            $  100
Kemper Growth Fund....................  $65,100          --            $  800
Kemper High Yield Fund................  $73,600          --            $  800
Kemper International Research Fund....  $68,400          --            $2,000
Kemper New York Tax-Free Income Fund..  $18,300          --            $  380
Kemper Retirement Fund--Series III....  $28,800          --            $  900
Kemper Retirement Fund--Series IV.....  $27,800          --            $  900
Kemper Retirement Fund--Series V......  $29,200          --            $  900
Kemper Retirement Fund--Series VI.....  $16,500          --            $  500
Kemper Retirement Fund--Series VII....  $12,500          --            $  400
Kemper Small Cap Value Fund...........  $48,800          --            $  800
Kemper Small Capitalization Equity
 Fund.................................  $54,100          --            $  800
Kemper Strategic Income Fund..........  $66,100          --            $1,300
Kemper Target 2010 Fund...............  $22,000          --            $  700
Kemper Target 2011 Fund...............  $35,800          --            $3,600
Kemper Technology Fund................  $59,400          --            $  800
Kemper Total Return Fund..............  $72,300          --            $  800
Kemper U.S. Government Securities
 Fund.................................  $69,100          --            $  800
Kemper Worldwide 2004 Fund............  $ 7,000          --            $  190
Kemper-Dreman Financial Services
 Fund.................................  $24,200          --            $  800
Kemper-Dreman High Return Equity
 Fund.................................  $73,600          --            $  800
Scudder Focus Growth Fund.............  $15,950          --            $  800
Scudder Research Fund.................  $15,950          --            $  800
Scudder S&P 500 Stock Fund............  $ 9,500          --            $2,800

-----------
(/1/) In addition to the amounts shown in the table for the Funds, E&Y re-ceived an aggregate amount of $2,785,000, which includes $787,000 for services performed on behalf of the Funds and other ZSI-advised funds and $1,998,000 for services performed for ZSI and other related entities that provide support for the operations of the funds.

  The Trustees/Directors of each Trust/Corporation unanimously recommend that shareholders of each Fund vote in favor of this Proposal 3.

  PROPOSAL 4: FOR KEMPER VALUE SERIES, INC., TO APPROVE ARTICLES OF AMENDMENT
        AND RESTATEMENT OF THE CORPORATION'S ARTICLES OF INCORPORATION

    The Board of Kemper Value Series, Inc. has approved, and recommends that shareholders approve, a comprehensive amendment and restatement of Kemper Value Series, Inc.'s Articles of Incorporation, as amended and supplemented (the "Articles"). The purpose of the proposed amendment and restatement is to provide Kemper Value Series, Inc. additional flexibility under Maryland law and conform the Articles more consistently with industry practice. A copy of the proposed amendment and restatement of Kemper Value Series, Inc.'s Articles in the form being presented for approval, and as approved by the Board, is set forth as Exhibit C to this Proxy Statement. A summary of the changes that the amendment and restatement will affect are described below. Shareholders of Kemper Value Series, Inc. are urged to review Exhibit C carefully. The Board believes that the proposed amendment and restatement of the Articles is in the best interest of Kemper Value Series, Inc. and its shareholders. If sharehold-ers do not approve the proposed amendment and restatement, the existing Arti-cles will remain in effect.

(a) Quorum

    The Board recommends amending Kemper Value Series, Inc.'s Articles to pro-vide that the presence in person or by proxy of the holders of one-third of the shares of Kemper Value Series, Inc.'s stock entitled to vote would consti-tute a quorum at any meeting of shareholders. Currently, the Articles are si-lent as to the required quorum. Under Maryland law, unless the articles of in-corporation provide otherwise, a majority of all votes entitled to be cast at a shareholders' meeting constitutes a quorum. Establishing that one-third of Kemper Value Series, Inc.'s outstanding shares constitutes a quorum should en-able Kemper Value Series, Inc. to conduct future shareholders' meetings with-out incurring the increased burden and expense of soliciting votes from at least a majority of Kemper Value Series, Inc.'s shares in order to achieve a quorum. The amendment would not affect the number of shares required to adopt proposals under Maryland law or the 1940 Act.

(b) Liability of Directors and Officers

    After Kemper Value Series, Inc. was organized, the Maryland General Corpo-ration Law was revised to permit a Maryland corporation to limit the liability of its directors and officers under certain circumstances. Kemper Value Se-ries, Inc.'s Board has approved, and recommends that shareholders approve, an amendment to Kemper Value Series, Inc.'s Articles to reflect current Maryland law.

    Maryland law is similar to the laws of most other states, including Dela-ware, which limit the risk of personal liability of corporate directors and, in many cases, officers. These laws respond to concerns about increased liti-gation against corporate directors and officers and resulting increased cost and limited availability of liability insurance for directors and officers. Concerns also have been raised about the willingness of qualified persons to serve as directors and officers and the potential for adverse effects on deci-sion making by persons who serve as directors and officers.

    The proposed amendment to the Articles would provide that to the fullest extent permitted by Maryland law and the 1940 Act, no Director or officer of Kemper Value Series, Inc. shall have any liability to Kemper Value Series, Inc. or its shareholders for monetary damages.

    If the proposed amendment is approved by shareholders, subject to the lim-itations described below, Kemper Value Series, Inc.'s Directors and officers would no longer be personally liable for monetary damages in a suit brought by or on behalf of Kemper Value Series, Inc. against the Directors and officers for a breach of their fiduciary duty. The Directors and officers would contin-ue, however, to have personal liability for monetary damages in suits brought by or on behalf of Kemper Value Series, Inc. in circumstances in which the Maryland General Corporation Law or the 1940 Act does not permit their per-sonal liability to be limited, as follows: (a) under the Maryland General Cor-poration Law, to the extent that (i) it is proved that a director or officer received an improper benefit or profit in money, property or services, for the amount of such improper benefit or profit, or (ii) a judgment or other final adjudication adverse to a director or officer is entered in a proceeding based on a finding that his action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; and (b) under the 1940 Act, to the extent that such proposed amendment would be effective to (i) require a waiver of compliance with any provision of the 1940 Act or the Securities Act of 1933, as amended (the "Se-curities Act") or of any valid rule, regulation or order of the SEC under the 1940 Act or the Securities Act, or (ii) protect or purport to protect any Di-rector or officer of Kemper Value Series, Inc. against any liability to Kemper Value Series, Inc. or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless dis-regard of the duties involved in the conduct of his office. In circumstances in which the personal liability of directors and officers is limited, claims made by or on behalf of Kemper Value Series, Inc. against them would be lim-ited to equitable remedies such as an injunction.

    The proposed amendment would apply only to claims against a director or officer arising out of his role as a director or officer, not to his responsi-bilities under other laws. It also will not limit possible liability to third parties (acting in a capacity other than as a stockholder) under tort or con-tract law.

    If Maryland law is subsequently amended so as to permit further limitation of the monetary liability of directors and officers, then under the proposed amendment such liability will be limited to the fullest extent permitted (but subject to the limitations described above with respect to the 1940 Act or the Securities Act) without further action by Kemper Value Series, Inc.'s share-holders. Kemper Value Series, Inc. is not aware of any proposed or anticipated changes to Maryland law which would affect the personal liability of directors or officers of Maryland corporations. The proposed amendment and restatement of the Articles would assure Directors and officers that its protections could not subsequently be withdrawn with respect to actions arising from events or omissions occurring prior to withdrawal.

    Under the new provisions, in certain circumstances, Kemper Value Series, Inc. and its shareholders will lose the right to recover monetary damages from the Directors and officers who might otherwise have been found liable for mon-etary damages. In addition, Directors and officers may be entitled to more liberal indemnification from Kemper Value Series, Inc. in suits brought by or in the right of Kemper Value Series, Inc. To the extent that certain claims against directors and officers involving a breach of duty are limited to equi-table remedies, the proposed amendment may result in a reduced likelihood of derivative litigation and may discourage the initiation of suits against di-rectors and officers for breach of their duty of care.

    No litigation of the type covered by the proposed amendment is currently pending or threatened against any Director or officer of Kemper Value Series, Inc. No occasion has arisen in which Kemper Value Series, Inc. was required to pay any amount in indemnification of any Director or officer of Kemper Value Series, Inc. In addition, although Kemper Value Series, Inc. has not experi-enced difficulty in attracting and retaining highly qualified directors and officers, the Board believes that the proposed amendment will enhance its ability to attract and retain such directors and officers in the future.

    The Board believes that, in view of the proliferation of litigation against corporate directors and officers in which difficult business judgments are tested with the benefit of hindsight, and the need to attract and retain corporate directors and officers who can make significant corporate decisions in the best interest of Kemper Value Series, Inc. with the reduced threat of personal liability, the proposed amendment is in the best interest of Kemper Value Series, Inc. and its shareholders. Although the current Directors of Kemper Value Series, Inc. may personally benefit from the adoption of this proposed amendment and are thus subject to a conflict of interest in proposing its approval, the Board believes, for the reasons stated above, that approval of this proposed amend-ment is in the best interest of Kemper Value Series, Inc. and its sharehold-ers.

(c) Conversion to a Master/Feeder Fund Structure

    The Board recommends amending Kemper Value Series, Inc.'s Articles to per-mit the Board to determine that the objectives of Kemper Value Series, Inc. would be achieved more efficiently, while retaining its current distribution arrangements, by investing in a master fund in a master/feeder structure as described below, and in that case cause each series to do so without further approval by shareholders.

    A master/feeder fund structure is one in which a fund (a feeder fund), in-stead of investing directly in a portfolio of securities, invests all of its investment assets in another investment company (the master fund) with sub-stantially the same investment objectives and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and effi-ciencies in portfolio management, while preserving separate identities, man-agement and/or distribution channels at the feeder fund level. An existing fund could convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

    In this regard, the Maryland General Corporation Law permits a Maryland corporation, at the discretion of its board of directors, to transfer its as-sets to an entity or entities of which all of the equity interests are owned by the transferring corporation. This provision would permit Kemper Value Se-ries, Inc. to convert any of its existing funds into a feeder fund by contrib-uting fund assets to an entity or entities owned by Kemper Value Series, Inc., at such time as the Board deems such a transfer to be advisable.

    The Board, having determined to amend and restate the Articles to make this discretionary power express, has adopted the following resolutions:

    RESOLVED, that Kemper Value Series, Inc.'s Articles of Incorporation be amended to add the following article:

  Kemper Value Series, Inc. shall be empowered to transfer some or all of its assets to any entity or entities of which all of the equity interests are owned by Kemper Value Series, Inc. at the time of transfer for the purpose of creating a master-feeder or similar structure in accordance with the Investment Company Act of 1940, as amended, the precise structure of such transfer of assets to be determined by action of Kemper Value Se-ries, Inc.'s

  Board of Directors as constituted at the time such Board of Directors deems any such transfer to be advisable; and

  RESOLVED FURTHER, that the Board of Directors declares such amendment to be advisable and directs that the proposed amendment be submitted for con-sideration at the special meeting of shareholders of Kemper Value Series, Inc. to be held on May 24, 2001.

    A master fund must have the identical investment objective and substan-tially the same investment policies as its feeder funds. This means that the assets of the master fund are invested in the same types of securities in which its feeder funds are authorized to invest.

    ZSI believes that, generally, the larger the pool of assets being managed the more efficiently and cost-effectively it can be managed. Because a master fund pools the assets of multiple feeder funds, it provides an effective means of creating larger asset pools. Whether the Board would exercise its discre-tionary authority to convert a fund to a master/feeder fund structure would depend upon the existence of appropriate opportunities to pool the fund's as-sets with those of other feeder funds. The primary motivation for considering a master/feeder fund structure is to seek to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and/or distribution channels at the feeder level. The Directors' decision to convert a fund would be based upon their determination that it would be in the best interest of both the fund and its shareholders.

    A feeder fund can withdraw its investment in a master fund at any time if its board determines that it is in the best interest of the shareholders to do so or if the investment policies or restrictions of the master fund were changed so that they were inconsistent with the policies and restrictions of the feeder fund. Upon any such withdrawal, the board of the fund would con-sider what action might be taken, including the investment of all of the as-sets of the fund in another pooled investment entity having substantially the same investment objectives and policies as the fund or the investment of the fund's assets directly in accordance with its investment objective and poli-cies.

(d) Operational Matters

    The proposed amendment and restatement would set forth in greater detail the manner in which Kemper Value Series, Inc. conducts it operations. In par-ticular, the proposed amendment would expressly provide that the Board may classify or reclassify any unissued shares of Kemper Value Series, Inc. into separate series or classes. The proposed amendment would also provide for cer-tain other non-material operational changes. If the proposed amendment is ap-proved by the shareholders, it is anticipated that the day-to-day operations of

Kemper Value Series, Inc. would be substantially the same as its current oper-ations, but such amendment will bring Kemper Value Series, Inc.'s Articles in line with industry standards.

     The Directors of Kemper Value Series, Inc. unanimously recommend that shareholders of Kemper Contrarian Fund, Kemper-Dreman High Return Equity Fund
                 and Kemper Small Cap Value Fund vote in favor
                              of this Proposal 4.

                            ADDITIONAL INFORMATION

Proxy Solicitation

    The cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement, and all other costs incurred in connection with the solicita-tion of proxies, including any additional solicitation made by letter, tele-phone or telegraph for each Fund is set forth in Appendix 5. In addition to solicitation by mail, certain officers and representatives of each Trust/Corporation, officers and employees of ZSI and certain financial serv-ices firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder giving a proxy has the power to revoke it by mail (ad-dressed to the Secretary at the principal executive office of the applicable Trust/Corporation, c/o Zurich Scudder Investments, Inc., at the address for the Trust/Corporation shown at the beginning of this Proxy Statement) or in person at a Meeting, by executing a superseding proxy or by submitting a no-tice of revocation to the applicable Fund. All properly executed proxies re-ceived in time for the Meetings will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal referred to in the Proxy Statement.

    For each of Kemper Aggressive Growth Fund, Kemper Blue Chip Fund, Kemper Growth Fund, Kemper High Yield Series, Kemper Small Capitalization Equity Fund, Kemper State Tax-Free Income Series, Kemper Strategic Income Fund, Kem-per Target Equity Fund, Kemper Technology Fund, Kemper Total Return Fund and Kemper U.S. Government Securities Fund, the presence at a Meeting, in person or by proxy, of the holders of at least 30% of the shares entitled to be cast of such Trust (for a Trust-wide vote), Fund (for a Fund-wide vote) or Class (for a Class-wide vote) shall be necessary and sufficient to constitute a quo-rum for the transaction of business. For each of Kemper Equity Trust, Kemper Floating Rate Fund, Kemper Global/International Series, Inc. and Scudder In-vestors Trust, the presence at a Meeting, in person or by proxy, of the hold-ers of at least one-third of the shares entitled to be cast of such Trust or Corporation (for a Trust- or Corporation-wide vote), Fund (for a Fund-wide vote) or Class (for a Class-wide vote) shall be necessary and sufficient to con-stitute a quorum for the transaction of business. For Kemper Value Series, Inc., the presence at the Meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast of such Corporation (for a Corpora-tion-wide vote), Fund (for a Fund-wide vote) or Class (for a Class-wide vote) shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more Trusts/Corporations, Funds or Classes, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Trust's or Cor-poration's (for a Trust- or Corporation-wide vote), Fund's (for a Fund-wide vote) or Class' (for a Class-wide vote) shares present in person or by proxy at a Meeting. The persons named as proxies will vote in favor of any such ad-journment those proxies which they are entitled to vote in favor of that Pro-posal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of Proposal 1, with respect to each Trust/Corporation, requires the affirmative vote of a plurality of the shares of that Trust/Corporation voting at a Meeting and, where applicable, at the special meeting(s) of the other series of the Trusts/Corporations (i.e., the twelve nominees receiving the greatest number of votes will be elected). Shareholders of all series of each multi-series Trust/Corporation will meet separately on May 24, 2001 and the vote on Trustees/Directors of the Trust/Corporation and related quorum and adjournment requirements will be determined based upon the results of the vot-ing of shares of each series of such Trust/Corporation, voting as a single class. Please see Appendix 6 for the outstanding shares of all the series of each multi-series Trust/Corporation. Approval of Proposal 2, with respect to each Class, requires the affirmative vote of a "majority of the outstanding voting securities" of the Class. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in connection with Pro-posal 2, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Class present at a Meeting if more than 50% of the outstand-ing voting securities of the Class are present in person or by proxy or (2) more than 50% of the outstanding vot-ing securities of the Class. Approval of Proposal 3, with respect to each Fund, requires the affirmative vote of a majority of the shares of that Fund voting at a Meeting. Approval of Proposal 4 requires the affirmative vote of the holders of a majority of the outstanding shares of Kemper Value Series, Inc.

    Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposals 1 and 3, and will have the ef-fect of a "no" vote on Proposals 2 and 4. Shareholders of each Trust/Corporation will vote separately with respect to Proposal 1. Sharehold-ers of each concerned Class will vote separately with respect to Proposal 2. Shareholders of each Fund will vote separately with respect to Proposal 3. Shareholders of all series of Kemper Value Series, Inc. will vote together with respect to Proposal 4.

    Holders of record of the shares of each Fund at the close of business on March 5, 2001, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of a Meeting. The table pro-vided in Appendix 6 hereto sets forth the number of shares outstanding for each Class of each Fund and each other series of each multi-series Trust or Corporation as of February 5, 2001.

    Appendix 7 hereto sets forth the beneficial owners of more than 5% of each Class of each Fund's shares, as well as the beneficial owners of more than 5% of each class of each other series of each Trust/Corporation. To the best of each Trust's/Corporation's knowledge, as of December 31, 2000, no person owned beneficially more than 5% of any Class of a Fund's outstanding shares, except as stated in Appendix 7.

    Appendix 8 hereto sets forth the number of shares of each series of each Trust/Corporation owned directly or beneficially by the Trustees/Directors of the relevant Board and by the nominees for election.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $474,057.70. As the Meeting date approaches, certain shareholders of a Fund may receive a tele-phone call from a representative of SCC if their votes have not yet been re-ceived. Authorization to permit SCC to execute proxies may be obtained by tel-ephonic or electronically transmitted instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees/Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirma-tion that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her in-structions are not correctly reflected in the confirmation.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirm-ing their instructions upon request.

    If a shareholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the proxy statement or attend in per-son. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-605-1203. Any proxy given by a shareholder is revocable until voted at a Meeting.

Principal Underwriter and Administrator

    KDI, 222 South Riverside Plaza, Chicago, Illinois 60606, is the principal underwriter and administrator for each Fund.

Proposals of Shareholders

    Shareholders wishing to submit proposals for inclusion in a proxy state-ment for a shareholder meeting subsequent to the Meetings, if any, should send their written proposals to the Secretary of the applicable Trust/Corporation, c/o Zurich Scudder Investments, Inc., at the address for the Trust/Corporation shown at the beginning of this Proxy Statement, within a reasonable time be-fore the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters To Come Before the Meeting

    No Trustee/Director is aware of any matters that will be presented for ac-tion at a Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares repre-sented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust/Corporation and/or Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Boards,
/s/ Maureen E. Kane
Maureen E. Kane
Secretary

                                   EXHIBIT A

                   Fund:   [Name of Fund] (the "Fund")
                   Series: [Name of Series] (the "Series")
                   Class:  Class A (the "Class")

                            FORM OF RULE 12b-1 PLAN

    Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund, on behalf of the Series, for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of [Trustees/Directors] including a majority of the [trustees/directors] who are not "interested persons" of the Fund and who have no direct or indirect finan-cial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

    1. Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), Kemper Distributors, Inc. ("KDI") provides in-formation and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative serv-ices fee to compensate various financial services firms ("Firms") for pro-viding such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering rou-tine inquiries regarding the Fund and its special features, providing as-sistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

    2. Periodic Reporting. KDI shall prepare reports for the Board of [Trustees/Directors] on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to this Plan, the Services Agreement and any other related agreement, the purpose for such expenditure, and such other information as from time to time shall be reasonably requested by the Board of [Trustees/Directors].

    3. Continuance. This Plan shall continue in effect indefinitely, pro-vided that such continuance is approved at least annually by a vote of a majority of the [trustees/directors], and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    4. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

    5. Amendment. This Plan may not be amended to materially increase the amount payable to KDI by the Fund for its services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    6. Selection of Non-Interested [Trustees/Directors]. So long as this Plan is in effect, the selection and nomination of those [trustees/directors] who are not interested persons of the Fund will be committed to the discretion of [trustees/directors] who are not themselves interested persons.

    7. Recordkeeping. The Fund will preserve copies of this Plan, the Serv-ices Agreement and all reports made pursuant to Paragraph 2 above for a period of not less than six (6) years from the date of this Plan, the Services Agreement or any such report, as the case may be, the first two
  (2) years in an easily accessible place.

    8. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any [trustee/director], officer, employee, agent, or shareholder of the Fund. [Neither the authorization of any action by the trustees or share-holders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any trustee or upon any shareholder.]

    9. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

    10. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the re-mainder of this Plan shall not be affected thereby. Action shall be taken separately for the Series or Class as the Act or the rules thereunder so require.

(Dated July 1, 2001)

                                   EXHIBIT B

                   Fund:   [Name of Fund] (the "Fund")
                   Series: [Name of Series] (the "Series")
                   Class:  Class B/C (the "Class")

     FORM OF AMENDED AND RESTATED RULE 12b-1 PLAN FOR CLASS B AND CLASS C

    Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund, on behalf of the Series, for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of [Trustees/Directors], including a majority of the [trustees/directors] who are not "interested persons" of the Fund and who have no direct or indirect finan-cial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

    1. Compensation. The Fund will pay to Kemper Distributors, Inc. ("KDI") at the end of each calendar month a distribution services fee computed at the annual rate of 0.75% of average daily net assets attributable to the Class. KDI may compensate various financial services firms ("Firms") ap-pointed by KDI in accordance with the provisions of the Fund's Underwrit-ing and Distribution Services Agreement (the "Distribution Agreement") for sales of shares at the fee levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Series attribut-able to the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the distribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI.

    2. Additional Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), KDI provides information and admin-istrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee com-puted at an annual rate of up to 0.25 of 1% of the average daily net as-sets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, providing assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably re-quest.

    3. Periodic Reporting. KDI shall prepare reports for the Board of [Trustees/Directors] on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to this Plan, the Services Agreement and any other related agreement, the purpose for such expenditure, and such other information as from time to time shall be reasonably requested by the Board of [Trustees/Directors].

    4. Continuance. This Plan shall continue in effect indefinitely, pro-vided that such continuance is approved at least annually by a vote of a majority of the [trustees/directors], and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    5. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

    6. Amendment. This Plan may not be amended to materially increase the amount payable to KDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board of [Trustees/Directors], and of the Quali-fied Board Members, cast in person at a meeting called for such purpose.

    7. Selection of Non-Interested [Trustees/Directors]. So long as this Plan is in effect, the selection and nomination of those [trustees/directors] who are not interested persons of the Fund will be committed to the discretion of [trustees/directors] who are not themselves interested persons.

    8. Recordkeeping. The Fund will preserve copies of this Plan, the Dis-tribution Agreement, the Services Agreement and all reports made pursuant to Paragraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such report, as the case may be, the first two (2) years in an eas-ily accessible place.

    9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any [trustee/director], officer, employee, agent, or shareholder of the Fund. [Neither the authorization of any action by the trustees or share-holders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any trustee or upon any shareholder.]

    10. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

    11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the re-mainder of this Plan shall not be affected thereby. Action shall be taken separately for the Series or Class as the Act or the rules thereunder so require.

(Dated July 1, 2001)

                                   EXHIBIT C

                           KEMPER VALUE SERIES, INC.

                     ARTICLES OF AMENDMENT AND RESTATEMENT

    Kemper Value Series, Inc., a Maryland corporation (hereinafter called the "Corporation") registered as an open-end investment company under the Invest-ment Company Act of 1940, as amended (the "Investment Company Act"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

                                     FIRST

    The Corporation desires to amend and restate its Charter as currently in effect pursuant to these Articles of Amendment and Restatement. These Articles of Amendment and Restatement set forth every Charter provision currently in effect.

                                    SECOND

    The Charter of the Corporation is hereby amended by striking in the en-tirety Articles FIRST through TENTH, inclusive, and by substituting in lieu thereof the following:

    FIRST: The name of the Corporation is

                           KEMPER VALUE SERIES, INC.

    SECOND: The purpose for which the Corporation is formed is to operate as an investment company and to exercise all of the powers and to do any and all of the things as fully and to the same extent as any other corporation incor-porated under the laws of the State of Maryland, now or hereinafter in force, including, without limitation, the following:

    1. To purchase, hold, invest and reinvest in, sell, exchange, transfer, mortgage, and otherwise acquire and dispose of securities of every kind, character and description.

    2. To exercise all rights, powers and privileges with reference to or incident to ownership, use and enjoyment of any of such securities, in-cluding, but without limitation, the right, power and privilege to own, vote, hold, purchase, sell, negotiate, assign, exchange, transfer, mort-gage, pledge or otherwise deal with, dispose of, use, exercise or enjoy any rights, title, interest, powers or privileges under or with reference to any, of such securities; and to do any and all acts and things for the preserva-tion, protection, improvement and enhancement in value of any of such se-curities.

    3. To purchase or otherwise acquire, own, hold, sell, exchange, assign, transfer, mortgage, pledge or otherwise dispose of, property of all kinds.

    4. To buy, sell, mortgage, encumber, hold, own, exchange, rent or other-wise acquire and dispose of, and to develop, improve, manage, subdivide, and generally to deal and trade in real property, improved and unimproved, and wheresoever situate; and to build, erect, construct, alter and main-tain buildings, structures, and other improvements on real property.

    5. To borrow or raise moneys for any of the purposes of the Corporation, and to mortgage or pledge the whole or any part of the property and fran-chises of the Corporation, real, personal, and mixed, tangible or intangi-ble, and wheresoever situate.

    6. To enter into, make and perform contracts and undertakings of every kind for any lawful purpose, without limit as to amount.

    7. To issue, purchase, sell and transfer, reacquire, hold, trade and deal in, to the extent permitted under the General Corporation Law of the State of Maryland, capital stock, bonds, debentures and other securities of the Corporation, from time to time, to such extent as the Board of Di-rectors shall, consistent with the provisions of these Articles of Amend-ment and Restatement, determine; and to repurchase, re-acquire and redeem, to the extent permitted under the General Corporation Law of the State of Maryland, from time to time, the shares of its own capital stock, bonds, debentures and other securities.

    The foregoing clauses shall each be construed as purposes, objects and powers, and it is hereby expressly provided that the foregoing enumeration of specific purposes, objects and power shall not be held to limit or restrict in any manner the powers of the Corporation, and that they are in furtherance of, and in addition to, and not in limitation of, the general powers conferred upon the Corporation by the laws of the State of Maryland or otherwise; nor shall the enumeration of one thing be deemed to exclude another, although it be of like nature, not expressed.

    THIRD: The post office address of the principal office of the Corporation in the State of Maryland is:

  c/o The Corporation Trust, Incorporated
  300 East Lombard Street
  Baltimore, Maryland 21202

    The name and post office address of the initial resident agent of the Cor-poration in the State of Maryland is:

  The Corporation Trust, Incorporated
  300 East Lombard Street
  Baltimore, Maryland 21202

    FOURTH: Capital Stock.

    (1) Authorized Shares. The total number of shares of stock which the Cor-poration shall have authority to issue is Three Billion, Forty Million (3,040,000,000) shares of common stock, with a par value of one cent ($0.01) per share, to be known and designated as common stock. The aggregate par value of such common stock is Thirty Million, Four Hundred Thousand Dollars ($30,400,000).

    (2) Authorization of Stock Issuance. Subject to the provisions of these Articles of Amendment and Restatement, the Board of Directors shall have the power to issue shares of common stock of the Corporation from time to time, at a price not less than the par value thereof, or for such consideration as may be fixed from time to time pursuant to the direction of the Board of Direc-tors.

    (3) Power to Classify. Pursuant to Section 2-105 of the Maryland General Corporation Law (the "MGCL"), the Board of Directors of the Corporation shall have the power to classify or reclassify any unissued shares of common stock into one or more additional or other series or classes as may be established from time to time (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or other applicable law or regulation) by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, quali-fications or terms and conditions of redemption of such shares of stock. Pur-suant to the aforesaid power of the Board of Directors, the Corporation's three billion, forty million (3,040,000,000) shares of common stock are desig-nated and classified into three series each with four classes as follows:

    (a) Kemper Contrarian Fund. Three hundred twenty million (320,000,000) shares are classified as Kemper Contrarian Fund Class A Shares; three hun-dred twenty million (320,000,000) shares are classified as Kemper Contrarian Fund Class B Shares; eighty million (80,000,000) shares are classified as Kemper Contrarian Fund Class C Shares; and eighty million (80,000,000) shares are classified as Kemper Contrarian Fund Class I Shares;

    (b) Kemper-Dreman High Return Equity Fund. Five hundred sixty million (560,000,000) shares are classified as Kemper-Dreman High Return Equity Fund Class A Shares; five hundred sixty million (560,000,000) shares are classified as Kemper-Dreman High Return Equity Fund Class B Shares; one hundred forty million (140,000,000) shares are classified as Kemper-Dreman High Return Equity Fund Class C Shares; and one hundred forty million (140,000,000) shares are classified as Kemper-Dreman High Return Equity Fund Class I Shares; and

    (c) Kemper Small Cap Value Fund. Three hundred twenty million (320,000,000) shares are classified as Kemper Small Cap Value Fund Class A Shares; three hundred twenty million (320,000,000) shares are classified as Kemper Small Cap Value Fund Class B Shares; eighty million (80,000,000) shares are classified as Kemper Small Cap Value Fund Class C Shares; eighty million (80,000,000) shares are classified as Kemper Small Cap Value Fund Class I Shares; and forty million (40,000,000) are classified as Kemper Small Cap Value Fund Class S shares.

    Such series and classes of common stock, together with any further series or classes of common stock created by the Board of Directors, are referred to herein individually as a "series" or a "class," and collectively as "series" or "classes."

    At any time when there are no shares outstanding or subscribed for a par-ticular series or class previously established and designated herein or by the Board of Directors, the series or class may be liquidated by similar means. Each share of a series or class shall have equal rights with each other share of that series or class with respect to the assets of the Corporation pertain-ing to that series or class. The dividends payable to the holders of any se-ries or class (subject to any applicable rule, regulation or order of the Se-curities and Exchange Commission or any other applicable law or regulation) shall be determined by the Board and need not be individually declared, but may be declared and paid in accordance with a formula adopted by the Board. Except as otherwise provided herein, all references in these Articles of Amendment and Restatement to common stock or series or classes of stock shall apply without discrimination to the shares of each series or class of stock.

    (4) Series and Classes--General. The relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, quali-fications, and terms and conditions of redemption of each series or class of stock of the Corporation shall be as follows, unless otherwise provided in Ar-ticles Supplementary hereto:

    (a) Voting Rights. The holder of each share of stock of the corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock, irrespective of the series or class then standing in his or her name in the books of the Corporation. On any matter submitted to a vote of shareholders, all shares of the Corporation then issued and outstanding and entitled to vote, irrespective of the series or class, shall be voted in the aggregate and not by series or class except
  (1) when the MGCL or the Investment Company Act requires that a series or class or series or classes vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected series or classes and other series and classes shall vote as a single class; and (2) unless otherwise required by those laws, no series or class shall vote on any matter that does not affect the interests of that series or class. Holders of shares of stock of the cor-poration shall not be entitled to cumulative voting in the election of di-rectors or on any other matter.

    (b) Assets Belonging to Series or Class. All consideration received by the Corporation for the issue of sale of stock of each series or class, together with all assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such assets and proceeds in whatever form the same may be, shall irrevocably belong to that series or class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration assets, income, earnings, profits and proceeds, together with any General Asset Items (defined below) allocated to that series or class as provided in the following sentence, are herein referred to as "assets belonging to" such series or class. In the event that there are any assets, income, earnings, profits or proceeds which are not readily identifiable as belonging to any particular series or class (collectively, "General Asset Items"), such General Asset Items shall be allocated by or under the direction of the Board of Directors to and among any one or more of the series and classes established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable, and any General Asset Items so allocated to a particular series or class shall belong to that series or class. Each such allocation by or under the direction of the Board of Directors shall be conclusive and binding for all purposes.

    (c) Dividends and Distributions. The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all series or classes of stock; provided, such dividends or distri-butions on shares of any series or class of stock shall be paid only out of earnings, surplus, or other lawfully available assets belonging to such series or class.

    The Board of Directors shall have the power in its discretion to dis-tribute to the shareholders of the Corporation or to the shareholders of any series or class thereof in any fiscal year as dividends, including divi-dends designated in whole or in part as capital gain distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the corporation or any series or class thereof to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promul-gated thereunder (collectively, the "IRC"), and to avoid liability of the corporation or any series or class thereof for Federal income tax in re-spect of that year and to make other appropriate adjustments in connection therewith.

    (d) Liquidation. In the event of the liquidation or dissolution of the Corporation, or of a series or class thereof, the shareholders of each se-ries and class of the Corporation or the shareholders of the series or class that is being liquidated, shall be entitled to receive, when and as declared by the Board of Directors, the excess of the assets belonging to that series or class over the liabilities belonging to that series or class. The assets so distributable to the shareholders of any particular series or class shall be distributed among such shareholders in proportion to the number of shares of such series or class held by them and recorded on the books of the Corporation.

    (e) Liabilities Belonging to Series or Class. The assets belonging to any series or class of stock shall be charged with the liabilities of the Corporation in respect to that series or class and with all expenses, costs, charges and reserves attributable to that series or class, and shall be so recorded upon the books of account of the Corporation. Such liabilities, expenses, costs, charges and reserves, together with any Gen-eral Liability Items (defined below) allocated and charged to a series or class as provided in the following sentence, are herein referred to as "liabilities belonging to" that series or class. In the event that there are any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any partic-ular series or class (collectively, "General Liability Items"), such Gen-eral Liability Items shall be allocated by or under the direction of the Board of Directors to and among any one or more of the series and classes established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable, and any General Liability Items so allocated and charged to a particular series or class shall belong to that series or class. Each such allocation by or under the direction of the Board of Directors shall be conclusive and binding for all purposes.

    (f) Net Asset Value. The net asset value per share of any series or class of common stock shall be the quotient obtained by dividing the value of the net assets of that series or class (being the value of the assets belonging to that series or class less the liabilities belonging to that series or class) by the total number of shares of that series or class outstanding, all as determined by or under the direction of the Board of Directors in accordance with Investment Company Act. Subject to the applicable provisions of the Investment Company Act, the Board of Di-rectors, in its sole discretion, may prescribe and shall set forth in the By-Laws of the Corporation or in a duly adopted resolution of the Board of Directors, such bases and times for determining the value of the assets and/or liabilities belonging to, and the net asset value per share of out-standing shares of, each series and class, as the Board of Directors deems necessary or desirable. Each such determination shall conclusive and bind-ing for all purposes.

    (g) Conversion or Exchange Rights. Subject to compliance with the re-quirements of the Investment Company Act, the Board of Directors shall have the authority to provide that holders of shares of any series or class of stock shall have the right to convert or exchange said shares into shares of one or more other series or classes in accordance with such requirements and procedures as may be established by the Board of Direc-tors. In addition, the Class B Shares of each series of the Corporation shall be convertible into Class A Shares of the same series on such terms and subject to such provisions as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940.

    (h) No Preemptive Rights. The holders of the shares of common stock or other securities of the Corporation shall have no preemptive rights to subscribe to new or additional shares of its common stock or other securities.

    (i) Quorum. The presence in person or by proxy of the holders of one-third of the shares of all series and classes issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at all meetings of the shareholders except as otherwise provided by the Investment Company Act or other applicable law, and except that where the holders of shares of any series or class are entitled to a sepa-rate vote as a series or class (a "Separate Class"), or where the holders of shares of two or more (but not all) series or classes are required to vote as a single class (a "Combined Class"), the presence in person or by proxy of the holders of one-third of the shares of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat, shall constitute a quorum for such vote.

    (j) Redemption.

    (1) Each holder of shares of a particular series or class of the Corpo-ration's common stock shall be entitled to require the Corporation to re-deem all or any part of the shares of that series or class standing in the name of the holder upon the books of the Corporation, at a redemption price per share determined pursuant to (j)(3) below. Notwithstanding the foregoing, the Corporation may postpone the date of payment of the redemp-tion price and may suspend the right of the holders of any series or class to require the Corporation to redeem shares of that series or class during any period or at any time when and to the extent permissible by the In-vestment Company Act or other applicable law.

    (2) All shares of all series and classes shall be redeemable at the op-tion of the Corporation. In accordance with the Investment Company Act or other applicable law, the Board of Directors may by resolution from time to time authorize the Corporation to require the redemption of all or any part of the outstanding shares of any series or class upon the sending of written notice thereof to each holder whose shares are to be redeemed, and upon such terms and conditions as the Board of Directors, in its sole dis-cretion, deems advisable.

    (3) The redemption price per share of a series or class of common stock shall be the net asset value per share of that series or class determined by or under the direction of the Board of Directors from time to time in accordance with the Investment Company Act or other applicable law, less such redemption fee or sales charges, if any, as may be established by the Board of Directors in its sole discretion and in accordance with the In-vestment Company Act or other applicable law. Payment of the redemption price shall be made in cash at such time and in such manner as may be de-termined by the Board of Directors from time to time in accordance with the Investment Company Act or other applicable law; provided, however, that if the Board of Directors determines, which determination shall be conclusive and binding for all purposes, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by the Investment Company Act or other applicable law, make payment wholly or partly in securities or other as-sets belonging to the series or class of which the shares being redeemed are a part, at the value of such securities or assets used in such deter-mination of net asset value.

    (k) Classes. Unless otherwise expressly provided for hereunder or here-after in any Articles Supplementary creating any additional class of any series of shares, each class of each series shall be identical in all re-spects, except each class of each series may be issued and sold subject to such different sales loads or charges, whether initial, deferred or con-tingent, or any combination thereof, and to such different expenses and fees (including, without limitation, distribution expenses under a Rule

  12b-1 plan, administrative expenses under an administrative or service agreement, plan or other arrangement, and other administrative, record keeping, redemption, service or other fees, however designated), and to such different account size requirements, as the Board of Directors may from time to time establish in accordance with the Investment Company Act and other applicable law.

    FIFTH: The number of directors of the Corporation shall be such number as may from time to time be fixed by the By-Laws of the Corporation or pursuant to authorization contained in such By-Laws; provided, notwithstanding anything herein to the contrary, the board of directors shall initially consist of three (3) directors until such time as the number of directors is fixed as stated above. The names of the directors who are currently in office and who shall act as such until their successors are duly elected and qualified are as follows: [NAMES OF CURRENT DIRECTORS TO BE ADDED AFTER ELECTION]

    SIXTH: Subject to the Investment Company Act, and notwithstanding any pro-vision of Maryland law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all series and classes of common stock, or of the total number of shares of any particular series or class or series or classes of common stock entitled to vote sepa-rately, such action shall be valid and effective if authorized by the affirma-tive vote of the holders of a majority of the total number of shares of all series and classes outstanding and entitled to vote thereon, or of the series or class or series or classes entitled to vote separately thereon, as the case may be.

    SEVENTH: The duration of the Corporation shall be perpetual.

    EIGHTH: The Corporation expressly reserves the right to amend, alter, change or repeal any provision contained in these Articles of Amendment and Restatement, and all rights, contract and otherwise, conferred herein upon the stockholders are granted subject to such reservation.

    NINTH: To the fullest extent permitted by the Investment Company Act and the MGCL, no director or former director and no officer or former officer of the Corporation shall be personally liable to the Corporation or its stock-holders for money damages. No amendment to the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided by this Article NINTH to directors or former directors or officers or former officers with respect to any act or omission that occurred prior to such amendment or repeal.

    TENTH: The Corporation shall be empowered to transfer some or all of its assets to any entity or entities of which all of the equity interests are owned by the Corporation at the time of transfer for the purpose of creating a master-feeder or similar structure in accordance with the Investment Company Act of

1940, as amended, the precise structure of such transfer of assets to be de-termined by action of the Corporation's Board of Directors as constituted at the time such Board of Directors deems any such transfer to be advisable."

                                     THIRD

    The Board of Directors of the Corporation, pursuant to and in accordance with the Charter and Bylaws of the Corporation and the MGCL, duly advised the foregoing amendment and restatement of the Charter of the Corporation and the stockholders of the Corporation, pursuant to and in accordance with the Char-ter and Bylaws of the Corporation and the MGCL, duly approved the foregoing amendment and restatement of the Charter of the Corporation.

    IN WITNESS WHEREOF, KEMPER VALUE SERIES, INC. has caused these Articles of Amendment and Restatement to be signed and acknowledged in its name and on its
behalf by its President and attested to by its Secretary on this   day of
     , 2001, and its President acknowledges that these Articles of Amendment and Restatement are the act of Kemper Value Series, Inc. and he/she further acknowledges that, as to all matters or facts set forth herein which are re-quired to be verified under oath, such matters and facts are true in all mate-rial respects to the best of his/her knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:                                 KEMPER VALUE SERIES, INC.


_______________________________________ By: ___________________________________

                                   APPENDIX 1

                         TRUSTS/CORPORATIONS and Series

                         KEMPER AGGRESSIVE GROWTH FUND

                             KEMPER BLUE CHIP FUND

                              KEMPER EQUITY TRUST
                     Kemper-Dreman Financial Services Fund

                           KEMPER FLOATING RATE FUND

                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.
                       Kemper International Research Fund

                               KEMPER GROWTH FUND

                            KEMPER HIGH YIELD SERIES
                             Kemper High Yield Fund

                    KEMPER SMALL CAPITALIZATION EQUITY FUND

                      KEMPER STATE TAX-FREE INCOME SERIES
                     Kemper California Tax-Free Income Fund
                      Kemper Florida Tax-Free Income Fund
                      Kemper New York Tax-Free Income Fund

                          KEMPER STRATEGIC INCOME FUND

                           KEMPER TARGET EQUITY FUND
                            Kemper Target 2010 Fund
                            Kemper Target 2011 Fund
                       Kemper Retirement Fund--Series III
                       Kemper Retirement Fund--Series IV
                        Kemper Retirement Fund--Series V
                       Kemper Retirement Fund--Series VI
                       Kemper Retirement Fund--Series VII
                           Kemper Worldwide 2004 Fund

                             KEMPER TECHNOLOGY FUND

                            KEMPER TOTAL RETURN FUND

                     KEMPER U.S. GOVERNMENT SECURITIES FUND

                           KEMPER VALUE SERIES, INC.
                             Kemper Contrarian Fund
                     Kemper-Dreman High Return Equity Fund
                          Kemper Small Cap Value Fund

                            SCUDDER INVESTORS TRUST
                           Scudder Focus Growth Fund
                             Scudder Research Fund
                           Scudder S&P 500 Stock Fund

                                   APPENDIX 2

                                    Officers

    The following persons are officers of each Trust/Corporation noted in the table below:

                    Present Office with the
                       Trust/Corporation;              Trust/Corporation
       Name         Principal Occupation or          (Year First Became an
  (Date of Birth)       Employment(/1/)                  Officer)(/2/)
 ----------------- -------------------------   ---------------------------------
 Mark S. Casady    President; Managing         Kemper Aggressive Growth
  (9/21/60)        Director, ZSI; formerly,    Fund (1998)
                   Institutional Sales         Kemper Blue Chip Fund (1998)
                   Manager of an               Kemper Equity Trust (1998)
                   unaffiliated mutual fund    Kemper Floating Rate Fund (1999)
                   distributor.                Kemper Global/International
                                               Series, Inc. (1997)
                                               Kemper Growth Fund (1998)
                                               Kemper High Yield Series (1998)
                                               Kemper Small Capitalization
                                               Equity Fund (1998)
                                               Kemper State Tax-Free Income
                                               Series (1998)
                                               Kemper Strategic Income
                                               Fund (1998)
                                               Kemper Target Equity Fund (1998)
                                               Kemper Technology Fund (1998)
                                               Kemper Total Return Fund (1998)
                                               Kemper U.S. Government Securities
                                               Fund (1998)
                                               Kemper Value Series, Inc. (1998)
                                               Scudder Investors Trust (1998)

 Linda C. Coughlin Director, Vice President    Kemper Value Series, Inc. (2001)
  (1/1/52)         and Chairperson; Managing
                   Director, ZSI.

                   Trustee, Vice President     Kemper Aggressive Growth
                   and Chairperson; Managing   Fund (2001)
                   Director, ZSI.              Kemper Blue Chip Fund (2001)
                                               Kemper Floating Rate Fund (2001)
                                               Kemper Growth Fund (2001)
                                               Kemper High Yield Series (2001)
                                               Kemper Small Capitalization
                                               Equity Fund (2001)
                                               Kemper State Tax-Free Income
                                               Series (2001)
                                               Kemper Strategic Income
                                               Fund (2001)
                                               Kemper Target Equity Fund (2001)
                                               Kemper Technology Fund (2001)
                                               Kemper Total Return Fund (2001)

                      Present Office with the
       Name         Trust/Corporation; Principal            Trust/Corporation
  (Date of Birth)  Occupation or Employment(/1/)   (Year First Became an Officer)(/2/)
 ----------------- -----------------------------   ------------------------------------
                                                   Kemper U.S. Government Securities
                                                   Fund (2001)
                                                   Scudder Investors Trust (2001)

                       Vise President and          Kemper Global/International
                       Chairperson; Managing       Series, Inc. (2001)
                       Director, ZSI.              Kemper Equity Trust (2001)

 Philip J. Collora     Vice President and          Kemper Aggressive Growth Fund (1996)
  (11/15/45)           Assistant Secretary;        Kemper Blue Chip Fund (1989)
                       Attorney, Senior Vice       Kemper Equity Trust (1998)
                       President, ZSI.             Kemper Floating Rate Fund (1999)
                                                   Kemper Global/International
                                                   Series, Inc. (1997)
                                                   Kemper Growth Fund (1989)
                                                   Kemper High Yield Series (1989)
                                                   Kemper Small Capitalization Equity
                                                   Fund (1989)
                                                   Kemper State Tax-Free Income
                                                   Series (1989)
                                                   Kemper Strategic Income Fund (1989)
                                                   Kemper Target Equity Fund (1990)
                                                   Kemper Technology Fund (1989)
                                                   Kemper Total Return Fund (1989)
                                                   Kemper U.S. Government Securities
                                                   Fund (1989)
                                                   Kemper Value Series, Inc. (1995)
                                                   Scudder Investors Trust (1998)

 Kathryn L. Quirk      Director and Vice           Kemper Global/International Series,
  (12/3/52)            President; Managing         Inc. (1997)
                       Director, ZSI.

                       Trustee and Vice            Kemper Equity Trust (1998)
                       President; Managing         Kemper Floating Rate Fund (1999)
                       Director, ZSI.              Scudder Investors Trust (1998)

                       Vice President;             Kemper Aggressive Growth Fund (1998)
                       Managing Director,          Kemper Blue Chip Fund (1998)
                       ZSI.                        Kemper Growth Fund (1998)
                                                   Kemper High Yield Series (1998)
                                                   Kemper Small Capitalization Equity
                                                   Fund (1998)
                                                   Kemper State Tax-Free Income
                                                   Series (1998)
                                                   Kemper Strategic Income Fund (1998)
                                                   Kemper Target Equity Fund (1998)
                                                   Kemper Technology Fund (1998)
                                                   Kemper Total Return Fund (1998)
                                                   Kemper U.S. Government Securities
                                                   Fund (1998)
                                                   Kemper Value Series, Inc. (1998)

                             Present Office with the
           Name            Trust/Corporation; Principal            Trust/Corporation
     (Date of Birth)      Occupation or Employment(/1/)   (Year First Became an Officer)(/2/)
 ------------------------ -----------------------------   -----------------------------------
 William F. Truscott             Vice President;          Kemper Aggressive Growth
  (9/14/60)                      Managing                 Fund (2000)
                                 Director, ZSI.           Kemper Blue Chip Fund (2000)
                                                          Kemper Equity Trust (2000)
                                                          Kemper Global/International
                                                          Series, Inc. (2000)
                                                          Kemper Growth Fund (2000)
                                                          Kemper Small Capitalization Equity
                                                          Fund (2000)
                                                          Kemper Target Equity Fund (2000)
                                                          Kemper Technology Fund (2000)
                                                          Kemper Total Return Fund (2000)
                                                          Kemper Value Series, Inc. (2000)
                                                          Scudder Investors Trust (1998)

 Sewall Hodges                   Vice President;          Kemper Aggressive Growth
  (1/9/55)                       Managing                 Fund (2000)
                                 Director, ZSI.

 Tracy McCormick                 Vice President;          Kemper Blue Chip Fund (1994)
  (9/27/54)                      Managing                 Kemper Target Equity Fund (1994)
                                 Director, ZSI.

 Valerie F. Malter               Vice President;          Kemper Growth Fund (2000)
  (7/25/58)                      Managing                 Scudder Investors Trust (1998)
                                 Director, ZSI.

 Harry E. Resis, Jr.             Vice President;          Kemper High Yield Series (1993)
  (11/24/45)                     Managing
                                 Director, ZSI.

 Jesus A. Cabrera                Vice President;          Kemper Small Capitalization
  (12/25/61)                     Vice                     Equity Fund (2000)
                                 President, ZSI.

 Eleanor R. Brennan              Vice President;          Kemper State Tax-Free Income
  (3/3/64)                       Senior Vice              Series (2000)
                                 President, ZSI.

 Ashton P. Goodfield             Vice President;          Kemper State Tax-Free Income
  (10/3/63)                      Senior Vice              Series (2000)
                                 President, ZSI.

 J. Patrick Beimford, Jr.        Vice President;          Kemper Strategic Income
  (5/25/50)                      Managing                 Fund (1993)
                                 Director, ZSI.

 Gary Langbaum                   Vice President;          Kemper Total Return Fund (1995)
  (12/16/48)                     Managing
                                 Director, ZSI.

 Richard L.Vandenberg            Vice President;          Kemper High Yield Series (2001)
  (11/16/49)                     Managing                 Kemper State Tax-Free Income
                                 Director, ZSI;           Series (2001)
                                 formerly, Senior         Kemper Strategic Income Fund (1997)
                                 Vice President           Kemper U.S. Government Securities
                                 and portfolio            Fund (1997)
                                 manager with an
                                 unaffiliated
                                 investment
                                 management firm.

                       Present Office with the
        Name         Trust/Corporation; Principal            Trust/Corporation
  (Date of Birth)   Occupation or Employment(/1/)   (Year First Became an Officer)(/2/)
 ------------------ -----------------------------   -----------------------------------
 Tara Kenney            Vice President; Senior      Kemper Global/International
  (10/7/60)             Vice President, ZSI.        Series, Inc. (1997)

 Kelly D. Babson        Vice President;             Kemper Floating Rate Fund (2000)
  (12/11/58)            Managing
                        Director, ZSI.

 James M. Eysenbach     Vice President;             Kemper Value Series, Inc. (2000)
  (4/11/62)             Managing
                        Director, ZSI.

 Irene T. Cheng         Vice President;             Kemper Target Equity Fund (2000)
  (6/6/54)              Managing
                        Director, ZSI.

 Thomas F. Sassi        Vice President;             Kemper Value Series, Inc. (1998)
  (11/7/42)             Managing Director,
                        ZSI; formerly
                        consultant with an
                        unaffiliated
                        investment consulting
                        firm and an officer of
                        an unaffiliated
                        investment banking
                        firm from 1993 to
                        1996.

 Kenneth Weber          Vice President; Senior      Kemper Floating Rate Fund (2001)
  (2/3/56)              Vice President, ZSI;
                        formerly, an officer
                        in the Debt Capital
                        Markets department of
                        an unaffiliated bank.

 Joanne M. Barry        Vice President;             Scudder Investors Trust (2001)
  (10/23/60)            Managing Director,
                        ZSI.

 William E. Holzer      Vice President;             Kemper Global/International
  (7/27/49)             Managing Director,          Series, Inc. (2001)
                        ZSI.

 Philip G. Condon       Vice President;             Kemper State Tax-Free Income
  (8/15/50)             Managing Director,          Series (2001)
                        ZSI.

 Jan C. Faller          Vice President; Senior      Kemper Strategic Income
  (8/8/66)              Vice President, ZSI.        Fund (2001)

 Robert L. Horton       Vice President; Senior      Kemper Technology Fund (2001)
  (9/14/66)             Vice President, ZSI.

 Linda J. Wondrack      Vice President;             Kemper Aggressive Growth
  (9/12/64)             Managing Director,          Fund (1998)
                        ZSI.                        Kemper Blue Chip Fund (1998)
                                                    Kemper Equity Trust (1998)
                                                    Kemper Floating Rate Fund (1999)
                                                    Kemper Global/International Series,
                                                    Inc. (1998)
                                                    Kemper Growth Fund (1998)
                                                    Kemper High Yield Series (1998)
                                                    Kemper Small Capitalization Equity
                                                    Fund (1998)
                                                    Kemper State Tax-Free Income
                                                    Series (1998)
                                                    Kemper Strategic Income Fund (1998)

                    Present Office with the
      Name        Trust/Corporation; Principal            Trust/Corporation
 (Date of Birth) Occupation or Employment(/1/)   (Year First Became an Officer)(/2/)
 --------------- -----------------------------   ------------------------------------
                                                 Kemper Target Equity Fund (1998)
                                                 Kemper Technology Fund (1998)
                                                 Kemper Total Return Fund (1998)
                                                 Kemper U.S. Government Securities
                                                 Fund (1998)
                                                 Kemper Value Series, Inc. (1998)
                                                 Scudder Investors Trust (1998)
 John R. Hebble      Treasurer; Senior Vice      Kemper Aggressive Growth Fund (1998)
  (6/27/58)          President, ZSI.             Kemper Blue Chip Fund (1998)
                                                 Kemper Equity Trust (1998)
                                                 Kemper Floating Rate Fund (1999)
                                                 Kemper Global/International Series,
                                                 Inc. (1998)
                                                 Kemper Growth Fund (1998)
                                                 Kemper High Yield Series (1998)
                                                 Kemper Small Capitalization Equity
                                                 Fund (1998)
                                                 Kemper State Tax-Free Income
                                                 Series (1998)
                                                 Kemper Strategic Income Fund (1998)
                                                 Kemper Target Equity Fund (1998)
                                                 Kemper Technology Fund (1998)
                                                 Kemper Total Return Fund (1998)
                                                 Kemper U.S. Government Securities
                                                 Fund (1998)
                                                 Kemper Value Series, Inc. (1998)
                                                 Scudder Investors Trust (1998)

 Brenda Lyons        Assistant Treasurer;        Kemper Aggressive Growth Fund (1998)
  (2/21/63)          Senior Vice President,      Kemper Blue Chip Fund (1998)
                     ZSI.                        Kemper Equity Trust (1998)
                                                 Kemper Floating Rate Fund (1999)
                                                 Kemper Global/International Series,
                                                 Inc. (1998)
                                                 Kemper Growth Fund (1998)
                                                 Kemper High Yield Series (1998)
                                                 Kemper Small Capitalization Equity
                                                 Fund (1998)
                                                 Kemper State Tax-Free Income
                                                 Series (1998)
                                                 Kemper Strategic Income Fund (1998)
                                                 Kemper Target Equity Fund (1998)
                                                 Kemper Technology Fund (1998)
                                                 Kemper Total Return Fund (1998)
                                                 Kemper U.S. Government Securities
                                                 Fund (1998)
                                                 Kemper Value Series, Inc. (1998)
                                                 Scudder Investors Trust (1998)

                     Present Office with the
       Name        Trust/Corporation; Principal            Trust/Corporation
 (Date of Birth)  Occupation or Employment(/1/)   (Year First Became an Officer)(/2/)
 ---------------- -----------------------------   -----------------------------------
 Maureen E. Kane     Secretary; Vice              Kemper Aggressive Growth
  (2/14/62)          President, ZSI;              Fund (1998)
                     formerly, Assistant Vice     Kemper Blue Chip Fund (1998)
                     President of an              Kemper Equity Trust (1998)
                     unaffiliated investment      Kemper Floating Rate Fund (1999)
                     management firm; prior       Kemper Global/International Series,
                     thereto, Associate Staff     Inc. (1998)
                     Attorney of an               Kemper Growth Fund (1998)
                     unaffiliated investment      Kemper High Yield Series (1998)
                     management firm, and         Kemper Small Capitalization Equity
                     Associate, Peabody &         Fund (1998)
                     Arnold (law firm).           Kemper State Tax-Free Income
                                                  Series (1998)
                                                  Kemper Strategic Income Fund (1998)
                                                  Kemper Target Equity Fund (1998)
                                                  Kemper Technology Fund (1998)
                                                  Kemper Total Return Fund (1998)
                                                  Kemper U.S. Government Securities
                                                  Fund (1998)
                                                  Kemper Value Series, Inc. (1998)
                                                  Scudder Investors Trust (1998)

 Caroline Pearson    Assistant Secretary;         Kemper Aggressive Growth
  (4/1/62)           Managing Director, ZSI;      Fund (1998)
                     formerly, Associate,         Kemper Blue Chip Fund (1998)
                     Dechert Price & Rhoads       Kemper Equity Trust (1998)
                     (law firm) 1989 to 1997.     Kemper Floating Rate Fund (1999)
                                                  Kemper Global/International Series,
                                                  Inc. (1998)
                                                  Kemper Growth Fund (1998)
                                                  Kemper High Yield Series (1998)
                                                  Kemper Small Capitalization Equity
                                                  Fund (1998)
                                                  Kemper State Tax-Free Income
                                                  Series (1998)
                                                  Kemper Strategic Income Fund (1998)
                                                  Kemper Target Equity Fund (1998)
                                                  Kemper Technology Fund (1998)
                                                  Kemper Total Return Fund (1998)
                                                  Kemper U.S. Government Securities
                                                  Fund (1998)
                                                  Kemper Value Series, Inc. (1998)
                                                  Scudder Investors Trust (1998)

-----------
(/1/)Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not neces-sarily in the same capacity.

(/2/)The President, Treasurer and Secretary each holds office until the first meeting of Trustees/Directors in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Trustees/Directors permit in accordance with the By-laws of the applicable Trust/Corporation.

                                  APPENDIX 3

                         Kemper Aggressive Growth Fund

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                     Current                Proposed
                             ----------------------- -------------------------
Fee Table                    Class A Class B Class C Class A   Class B Class C
---------                    ------- ------- ------- -------   ------- -------
Shareholder Fees, paid directly from your
 investment
Maximum Sales Charge (Load)
 Imposed On Purchases (% of
 offering price)............  5.75%   None    None    5.75%     None    None
Maximum Contingent Deferred
 Sales Charge (Load) (% of
 redemption proceeds).......  None*   4.00%   1.00%   None*     4.00%   1.00%
Annual Operating Expenses,
 deducted from fund assets
Management Fee..............  0.52%   0.52%   0.52%   0.52%     0.52%   0.52%
Distribution and/or Service
 (12b-1) Fees...............  None    0.75%   0.75%   0.23%**   1.00%   1.00%
Other Expenses***...........  0.88%   1.06%   1.17%   0.65%     0.81%   0.92%
Total Annual Operating
 Expenses...................  1.40%   2.33%   2.44%   1.40%     2.33%   2.44%

-----------
  * The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charges of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
 **   The maximum fee rate authorized by the distribution plan is 0.25%.
*** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

    Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example is the same regardless of whether Proposal 2 is approved by shareholders. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example                                         1 Year 3 Years 5 Years 10 Years
-------                                         ------ ------- ------- --------
Expenses, assuming you sold your shares at the
 end of each period
Class A shares................................   $709   $ 993  $1,297   $2,158
Class B shares................................    636   1,027   1,445    2,219
Class C shares................................    347     761   1,301    2,776
Expenses, assuming you kept your shares
Class A shares................................   $709   $ 993  $1,297   $2,158
Class B shares................................    236     727   1,245    2,219
Class C shares................................    247     761   1,301    2,776

                             Kemper Blue Chip Fund

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                     Current                Proposed
                             ----------------------- -------------------------
Fee Table                    Class A Class B Class C Class A   Class B Class C
---------                    ------- ------- ------- -------   ------- -------
Shareholder Fees, paid
 directly from your
 investment
Maximum Sales Charge (Load)
 Imposed On Purchases (% of
 offering price)............  5.75%   None    None    5.75%     None    None
Maximum Contingent Deferred
 Sales Charge (Load) (% of
 redemption proceeds).......  None*   4.00%   1.00%   None*     4.00%   1.00%
Annual Operating Expenses,
 deducted from fund assets
Management Fee..............  0.55%   0.55%   0.55%   0.55%     0.55%   0.55%
Distribution and/or Service
 (12b-1) Fees...............  None    0.75%   0.75%   0.24%**   1.00%   1.00%
Other Expenses***...........  0.62%   0.68%   0.63%   0.38%     0.43%   0.38%
Total Annual Operating
 Expenses...................  1.17%   1.98%   1.93%   1.17%     1.98%   1.93%

-----------
  * The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charges of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
 **   The maximum fee rate authorized by the distribution plan is 0.25%.
*** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

    Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example is the same regardless of whether Proposal 2 is approved by shareholders. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example                                         1 Year 3 Years 5 Years 10 Years
-------                                         ------ ------- ------- --------
Expenses, assuming you sold your shares at the
 end of each period
Class A shares................................   $687   $925   $1,182   $1,914
Class B shares................................    601    921    1,268    1,905
Class C shares................................    296    606    1,042    2,254
Expenses, assuming you kept your shares
Class A shares................................   $687   $925   $1,182   $1,914
Class B shares................................    201    621    1,068    1,905
Class C shares................................    196    606    1,042    2,254

                    Kemper California Tax-Free Income Fund

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                     Current                Proposed
                             ----------------------- -------------------------
Fee Table                    Class A Class B Class C Class A   Class B Class C
---------                    ------- ------- ------- -------   ------- -------
Shareholder Fees, paid
 directly from your
 investment
Maximum Sales Charge (Load)
 Imposed On Purchases (% of
 offering price)............  4.50%   None    None    4.50%     None    None
Maximum Contingent Deferred
 Sales Charge (Load) (% of
 redemption proceeds).......  None*   4.00%   1.00%   None*     4.00%   1.00%
Annual Operating Expenses,
 deducted from fund assets
Management Fee..............  0.52%   0.52%   0.52%   0.52%     0.52%   0.52%
Distribution and/or Service
 (12b-1) Fees...............  None    0.75%   0.75%   0.22%**   1.00%   1.00%
Other Expenses***...........  0.33%   0.37%   0.37%   0.11%     0.12%   0.12%
Total Annual Operating
 Expenses...................  0.85%   1.64%   1.64%   0.85%     1.64%   1.64%

-----------
  * The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charges of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
 **   The maximum fee rate authorized by the distribution plan is 0.25%.
*** Includes costs of shareholder servicing, custody, and similar expenses, which may vary with fund size and other factors.

    Based on the costs above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example is the same regardless of whether Proposal 2 is approved by shareholders. The ex-ample assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distribu-tions. This is only an example; actual expenses will be different.

Example                                         1 Year 3 Years 5 Years 10 Years
-------                                         ------ ------- ------- --------
Expenses, assuming you sold your shares at the
 end of each period
Class A shares................................   $533   $709   $  900   $1,452
Class B shares................................    567    817    1,092    1,539
Class C shares................................    267    517      892    1,944
Expenses, assuming you kept your shares
Class A shares................................   $533   $709   $  900   $1,452
Class B shares................................    167    517      892    1,539
Class C shares................................    167    517      892    1,944

                            Kemper Contrarian Fund

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                      Current                Proposed
                              ----------------------- -------------------------
Fee Table                     Class A Class B Class C Class A   Class B Class C
---------                     ------- ------- ------- -------   ------- -------
 Shareholder Fees, paid
  directly from your
  investment
 Maximum Sales Charge (Load)
  Imposed On Purchases (% of
  offering price)...........   5.75%   None    None    5.75%     None    None
 Maximum Contingent Deferred
  Sales Charge (Load) (% of
  redemption proceeds)......   None*   4.00%   1.00%   None*     4.00%   1.00%
 Annual Operating Expenses,
  deducted from fund assets
 Management Fee.............   0.75%   0.75%   0.75%   0.75%     0.75%   0.75%
 Distribution and/or Service
  (12b-1) Fees..............   None    0.75%   0.75%   0.21%**   1.00%   1.00%
 Other Expenses***..........   0.75%   0.97%   0.92%   0.54%     0.72%   0.67%
 Total Annual Operating
  Expenses..................   1.50%   2.47%   2.42%   1.50%     2.47%   2.42%

-----------
  * The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
 **    The maximum fee rate authorized by the distribution plan is 0.25%.
*** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors. "Other Expenses" do not include reorganization costs of 0.03%, 0.06% and 0.06% for Class A, B and C, respectively.

    Based on the figures above, this example helps you compare each share class's expenses to those of other mutual funds. The example is the same re-gardless of whether Proposal 2 is approved by shareholders. The example as-sumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distribu-tions. This is only an example; actual expenses will be different.

Example                                         1 Year 3 Years 5 Years 10 Years
-------                                         ------ ------- ------- --------
 Expenses, assuming you sold your shares at
  the end of each period
 Class A shares...............................   $719  $1,022  $1,346   $2,263
 Class B shares...............................    650   1,070   1,516    2,346
 Class C shares...............................    345     755   1,291    2,756
 Expenses, assuming you kept your shares
 Class A shares...............................   $719  $1,022  $1,346   $2,263
 Class B shares...............................    250     770   1,316    2,346
 Class C shares...............................    245     755   1,291    2,756

                     Kemper-Dreman Financial Services Fund

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect or the Fund's fees and expenses if Proposal 2 is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                      Current                Proposed
                              ----------------------- -------------------------
Fee Table                     Class A Class B Class C Class A   Class B Class C
---------                     ------- ------- ------- -------   ------- -------
 Shareholder Fees, paid
  directly from your
  investment
 Maximum Sales Charge (Load)
  Imposed On Purchases (% of
  offering price)...........   5.75%   None    None    5.75%     None    None
 Maximum Contingent Deferred
  Sales Charge (Load) (% of
  redemption proceeds)......   None*   4.00%   1.00%   None*     4.00%   1.00%
 Annual Operating Expenses,
  deducted from fund assets
 Management Fee.............   0.75%   0.75%   0.75%   0.75%     0.75%   0.75%
 Distribution and/or Service
  (12b-1) Fees..............   None    0.75%   0.75%   0.22%**   1.00%   1.00%
 Other Expenses***..........   0.67%   0.72%   0.67%   0.55%     0.47%   0.42%
 Total Annual Operating
  Expenses..................   1.42%   2.22%   2.17%   1.42%     2.22%   2.17%

-----------
  * The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charges of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
 **    The maximum fee rate authorized by the distribution plan is 0.25%.
*** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors. "Other Expenses" do not include reorganization costs of 0.05%, 0.05% and 0.06% for Class A, B and C, respectively.

    Based on the figures above, this example helps you compare each share class's expenses to those of other mutual funds. The example is the same re-gardless of whether Proposal 2 is approved by shareholders. The example as-sumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distribu-tions. This is only an example; actual expenses will be different.

Example                                         1 Year 3 Years 5 Years 10 Years
-------                                         ------ ------- ------- --------
 Expenses, assuming you sold your shares at
  the end of each period
 Class A shares...............................   $711   $999   $1,307   $2,179
 Class B shares...............................    625    994    1,390    2,167
 Class C shares...............................    320    679    1,164    2,503
 Expenses, assuming you kept your shares
 Class A shares...............................   $711   $999   $1,307   $2,179
 Class B shares...............................    225    694    1,190    2,167
 Class C shares...............................    220    679    1,164    2,503

                     Kemper-Dreman High Return Equity Fund

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                     Current                Proposed
                             ----------------------- -------------------------
Fee Table                    Class A Class B Class C Class A   Class B Class C
---------                    ------- ------- ------- -------   ------- -------
Shareholder Fees, paid
 directly from your
 investment
Maximum Sales Charge (Load)
 Imposed On Purchases (% of
 offering price)............  5.75%   None    None    5.75%     None    None
Maximum Contingent Deferred
 Sales Charge (Load) (% of
 redemption proceeds).......  None*   4.00%   1.00%   None*     4.00%   1.00%
Annual Operating Expenses,
 deducted from fund assets
Management Fee..............  0.70%   0.70%   0.70%   0.70%     0.70%   0.70%
Distribution and/or Service
 (12b-1) Fees...............  None    0.75%   0.75%   0.23%**   1.00%   1.00%
Other Expenses***...........  0.57%   0.65%   0.63%   0.34%     0.40%   0.38%
Total Annual Operating
 Expenses...................  1.27%   2.10%   2.08%   1.27%     2.10%   2.08%

-----------
  * The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
 **    The maximum fee rate authorized by the distribution plan is 0.25%.
*** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors. "Other Expenses" do not include reorganization costs of 0.03%, 0.04% and 0.04% for Class A, B and C, respectively.

    Based on the figures above, this example helps you compare each share class's expenses to those of other mutual funds. The example is the same re-gardless of whether Proposal 2 is approved by shareholders. The example as-sumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distribu-tions. This is only an example; actual expenses will be different.

Example                                         1 Year 3 Years 5 Years 10 Years
-------                                         ------ ------- ------- --------
Expenses, assuming you sold your shares at the
 end of each period
Class A shares................................   $697   $955   $1,232   $2,021
Class B shares................................    613    958    1,329    2,024
Class C shares................................    311    652    1,119    2,410
Expenses, assuming you kept your shares
Class A shares................................   $697   $955   $1,232   $2,021
Class B shares................................    213    658    1,129    2,024
Class C shares................................    211    652    1,119    2,410

                           Kemper Floating Rate Fund

How Much Investors Pay

    The following table is intended to assist the Fund's shareholders in un-derstanding the various costs and expenses associated with investing in Class A, Class B and Class C shares of the Fund. This information is based on ex-penses for the fiscal year ended August 31, 2000. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the ef-fect on the Fund's fees and expenses if Proposal 2 is approved by sharehold-ers. Both columns are based on the Fund's fees and expenses for the most re-cent fiscal year; actual expenses may be different.

                                    Current                    Proposed
                            --------------------------- -----------------------
Fee Table                   Class A     Class B Class C Class A Class B Class C
---------                   -------     ------- ------- ------- ------- -------
Shareholder Transaction
 Expenses(/1/)
Maximum Sales Charge
 (Load) Imposed in
 Purchases (% of offering
 price)...................   None(/2/)   None    None    None    None    None
Maximum Sales Charge on
 Reinvested Dividends.....   None        None    None    None    None    None
Maximum Early Withdrawal
 Charge...................   None        3.00%   1.00%   None    3.00%   1.00%
Exchange Fee..............   None        None    None    None    None    None
Annual Expenses (as a
 percentage of average net
 assets attributable to
 common shares)
Management Fees(/3/)......   0.50%       0.50%   0.50%   0.50%   0.50%   0.50%
Administrative Services
 Fee(/4/).................   0.25%       0.25%   0.25%   None    None    None
Distribution Fee(/5/).....   None        0.60%   0.60%   0.25%   0.85%   0.85%
Interest Payments on
 Borrowed Funds...........   0.00%       0.00%   0.00%   0.00%   0.00%   0.00%
Other Expenses............   0.53%       0.68%   0.52%   0.53%   0.68%   0.52%
Total Annual Expenses
 (before expense
 reduction)...............   1.28%       2.03%   1.87%   1.28%   2.03%   1.87%

-----------
(1) Broker-dealer firms and other financial services firms may independently charge additional fees for shareholder transactions or for advisory serv-ices. Please see their materials for details.
(2) Class A shares are available only to investors participating in a fee based investment advisory or agency commission programs and upon conver-sion from Class B and Class C shares.
(3) Pursuant to an Investment Management Agreement with the Fund, ZSI is enti-tled to receive an investment management fee of 0.50% of the average daily net assets of the Fund, with graduated fee reductions based on increased asset levels. This amount does not take into account any fee waivers.
(4) Pursuant to an Administrative Services Agreement with the Fund, KDI is en-titled to receive an annual fee of up to 0.25% of the average daily net assets of the Fund. This amount does not take into account any fee waivers.
(5) Class A shares are currently not subject to any distribution fees. If Pro-posal 2 is approved, the 0.25% administrative services fee will be autho-rized by the distribution plan. Pursuant to the Class B share Distribution Plan, the Class B shares currently pay a maximum annual distribution fee of 0.60% (0.85% if Proposal 2 is approved) of average daily net assets. Class B shares will automatically convert to Class A shares six years after pur-chase. Pursuant to the Class C share Distribution Plan, the Class C shares currently pay a maximum annual distribution fee of 0.60% (0.85% if Proposal 2 is approved) of average daily net assets. Class C shares will automati-cally convert to Class A shares ten years after purchase.
(6) Long-term Class B shareholders of the Fund may, as a result of the Fund's distribution fees, pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, Inc., although the Fund's distributor believes this is unlikely because of the automatic conversion feature.
(7) Long-term Class C shareholders of the Fund may, as a result of the Fund's distribution fees, pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, Inc., although the Fund's distributor believes this is unlikely because of the automatic conversion feature.

    This following hypothetical example assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same in the years shown. The example is the same regardless of whether Proposal 2 is approved by shareholders. The ta-bles and the assumption in the hypothetical example of a 5% annual return are required by regulation of the Commission applicable to all investment compa-nies; the assumed 5% annual return is not a prediction of, and does not repre-sent, the projected or actual performance of the Fund's shares.

    The following example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown.

Example                                        1 year 3 years 5 years 10 years
-------                                        ------ ------- ------- --------
Class A Shares
Based on the estimated level of total
 operating expenses listed above, you would
 pay the following expenses on a $1,000
 investment, assuming a 5% annual return,
 reinvestment of all dividends and
 distributions and repurchase at the end of
 each time period.............................  $13     $41    $ 70     $155
You would pay the following expenses on the
 same investment, assuming no repurchase......  $13     $41    $ 70     $155
Class B Shares(/1/)
Based on the estimated level of total
 operating expenses listed above, you would
 pay the following expenses on a $1,000
 investment, assuming a 5% annual return,
 reinvestment of all dividends and
 distributions and repurchase at the end of
 each time period.............................  $51     $84    $109     $199
You would pay the following expenses on the
 same investment, assuming no repurchase......  $21     $64    $109     $199
Class C Shares(/2/)
Based on the estimated level of total
 operating expenses listed above, you would
 pay the following expenses on a $1,000
 investment, assuming a 5% annual return,
 reinvestment of all dividends and
 distributions and repurchase at the end of
 each time period.............................  $29     $59    $101     $219
You would pay the following expenses on the
 same investment, assuming no repurchase......  $19     $59    $101     $219

-----------
(1) Assumes that the shareholder was an owner of the shares on the first day of the first year and the EWC was applied as follows: 1 year (3.0%), 3 years (2.0%), and five years (0%). Class B shares convert to Class A shares six years after issuance. Accordingly, the expenses in years seven through ten of this example reflect the annual Class A expenses.
(2) Assumes that the shareholder purchased shares on the first day of the first year and the EWC was applied as follows: 1 year (1.0%), and 3 years through 10 years (0%). Class C shares convert to Class A shares ten years after issuance.

                      Kemper Florida Tax-Free Income Fund

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                      Current                Proposed
                              ----------------------- ------------------------
Fee Table                     Class A Class B Class C Class A  Class B Class C
---------                     ------- ------- ------- -------  ------- -------
Shareholder Fees, paid
 directly from your
 investment
Maximum Sales Charge (Load)
 Imposed On Purchases (% of
 offering price).............  4.50%   None    None    4.50%    None    None
Maximum Contingent Deferred
 Sales Charge (Load) (% of
 redemption proceeds)........  None*   4.00%   1.00%    None*   4.00%   1.00%
Annual Operating Expenses,
 deducted from fund assets
Management Fee...............  0.54%   0.54%   0.54%   0.54%    0.54%   0.54%
Distribution and/or Service
 (12b-1) Fees................  None    0.75%   0.75%   0.23%**  1.00%   1.00%
Other Expenses***............  0.46%   0.48%   0.45%   0.23%    0.23%   0.20%
Total Annual Operating
 Expenses....................  1.00%   1.77%   1.74%   1.00%    1.77%   1.74%

-----------
  * The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charges of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
 **    The maximum fee rate authorized by the distribution plan is 0.25%.
*** Includes costs of shareholder servicing, custody, and similar expenses, which may vary with fund size and other factors.

    Based on the costs above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example is the same regardless of whether Proposal 2 is approved by shareholders. The ex-ample assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distribu-tions. This is only an example; actual expenses will be different.

Example                                         1 Year 3 Years 5 Years 10 Years
-------                                         ------ ------- ------- --------
Expenses, assuming you sold your shares at the
 end of each period
Class A shares................................   $547   $754   $  978   $1,620
Class B shares................................    580    857    1,159    1,694
Class C shares................................    277    548      944    2,052
Expenses, assuming you kept your shares
Class A shares................................   $547   $754   $  978   $1,620
Class B shares................................    180    557      959    1,694
Class C shares................................    177    548      944    2,052

                              Kemper Growth Fund

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                     Current                Proposed
                             ----------------------- -------------------------
Fee Table                    Class A Class B Class C Class A   Class B Class C
---------                    ------- ------- ------- -------   ------- -------
Shareholder Fees, paid
 directly from your
 investment
Maximum Sales Charge (Load)
 Imposed On Purchases (% of
 offering price)............  5.75%   None    None    5.75%     None    None
Maximum Contingent Deferred
 Sales Charge (Load) (% of
 redemption proceeds).......  None*   4.00%   1.00%   None*     4.00%   1.00%
Annual Operating Expenses,
 deducted from fund assets
Management Fee..............  0.54%   0.54%   0.54%   0.54%     0.54%   0.54%
Distribution and/or Service
 (12b-1) Fees...............  None    0.75%   0.75%   0.23%**   1.00%   1.00%
Other Expenses***...........  0.46%   0.62%   0.61%   0.23%     0.37%   0.36%
Total Annual Operating
 Expenses...................  1.00%   1.91%   1.90%   1.00%     1.91%   1.90%

-----------
  * The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charges of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
 **    The maximum fee rate authorized by the distribution plan is 0.25%.
*** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

    Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example is the same regardless of whether Proposal 2 is approved by shareholders. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example                                         1 Year 3 Years 5 Years 10 Years
-------                                         ------ ------- ------- --------
Expenses, assuming you sold your shares at the
 end of each period
Class A shares................................   $671   $875   $1,096   $1,729
Class B shares................................    594    900    1,232    1,777
Class C shares................................    293    597    1,026    2,222
Expenses, assuming you kept your shares
Class A shares................................   $671   $875   $1,096   $1,729
Class B shares................................    194    600    1,032    1,777
Class C shares................................    193    597    1,026    2,222

                            Kemper High Yield Fund

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                     Current                Proposed
                             ----------------------- -------------------------
Fee Table                    Class A Class B Class C Class A   Class B Class C
---------                    ------- ------- ------- -------   ------- -------
Shareholder Fees, paid
 directly from your
 investment
Maximum Sales Charge (Load)
 Imposed On Purchases (% of
 offering price)............  4.50%   None    None    4.50%     None    None
Maximum Contingent Deferred
 Sales Charge (Load) (% of
 redemption proceeds).......  None*   4.00%   1.00%   None*     4.00%   1.00%
Annual Operating Expenses,
 deducted from fund assets
Management Fee..............  0.53%   0.53%   0.53%   0.53%     0.53%   0.53%
Distribution and/or Service
 (12b-1) Fees...............  None    0.75%   0.75%   0.21%**   1.00%   1.00%
Other Expenses***...........  0.40%   0.50%   0.49%   0.19%     0.25%   0.24%
Total Annual Operating
 Expenses...................  0.93%   1.78%   1.77%   0.93%     1.78%   1.77%

-----------
  * The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charges of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
 **    The maximum fee rate authorized by the distribution plan is 0.25%.
*** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

    Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example is the same regardless of whether Proposal 2 is approved by shareholders. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distribu-tions. This is only an example; actual expenses will be different.

Example                                         1 Year 3 Years 5 Years 10 Years
-------                                         ------ ------- ------- --------
Expenses, assuming you sold your shares at the
 end of each period
Class A shares................................   $541   $733   $  942   $1,542
Class B shares................................    581    860    1,164    1,664
Class C shares................................    280    557      959    2,084
Expenses, assuming you kept your shares
Class A shares................................   $541   $733   $  942   $1,542
Class B shares................................    181    560      964    1,664
Class C shares................................    180    557      959    2,084

                      Kemper International Research Fund

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                        Current                Proposed
                                ----------------------- -----------------------
Fee Table                       Class A Class B Class C Class A Class B Class C
---------                       ------- ------- ------- ------- ------- -------
Shareholder Fees, paid
 directly from your investment
Maximum Sales Charge (Load)
 Imposed On Purchases (% of
 offering price)..............   5.75%   None    None    5.75%   None    None
Maximum Deferred Sales Charge
 (Load) (% of redemption
 proceeds)....................   None*   4.00%   1.00%   None*   4.00%   1.00%
Annual Operating Expenses,
 deducted from fund assets
Management Fee................   0.75%   0.75%   0.75%   0.75%   0.75%   0.75%
Distribution and/or Service
 (12b-1) Fees.................   None    0.75%   0.75%   0.25%   1.00%   1.00%
Other Expenses**..............   1.35%   2.21%   1.90%   1.10%   1.96%   1.65%
Total Annual Operating
 Expenses.....................   2.10%   3.71%   3.40%   2.10%   3.71%   3.40%
Expense Reimbursement.........   0.12%   0.98%   0.70%   0.12%   0.98%   0.70%
Net Annual Operating
 Expenses***..................   1.98%   2.73%   2.70%   1.98%   2.73%   2.70%

-----------
  * The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charges of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
 ** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.
*** By contract, total annual operating expenses are capped at 1.98%, 2.73% and 2.70% for Class A, B and C, respectively through February 28, 2002.

    Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. The example is the same regardless of whether Proposal 2 is approved by shareholders. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example                                         1 Year 3 Years 5 Years 10 Years
-------                                         ------ ------- ------- --------
Expenses, assuming you sold your shares at the
 end of each period
Class A shares................................   $764  $1,184  $1,629   $2,857
Class B shares................................    676   1,345   2,033    3,206
Class C shares................................    373     980   1,710    3,638
Expenses, assuming you kept your shares
Class A shares................................   $764  $1,184  $1,629   $2,857
Class B shares................................    276   1,045   1,833    3,206
Class C shares................................    273     980   1,710    3,638

                     Kemper New York Tax-Free Income Fund

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                      Current                Proposed
                              ----------------------- -------------------------
Fee Table                     Class A Class B Class C Class A   Class B Class C
---------                     ------- ------- ------- -------   ------- -------
Shareholder Fees, paid
 directly from your
 investment
Maximum Sales Charge (Load)
 Imposed On Purchases
 (% of offering price)......   4.50%   None    None    4.50%     None    None
Maximum Contingent Deferred
 Sales Charge (Load)
 (% of redemption proceeds)..  None*   4.00%   1.00%   None*     4.00%   1.00%
Annual Operating Expenses,
 deducted from fund assets
Management Fee..............   0.55%   0.55%   0.55%   0.55%     0.55%   0.55%
Distribution and/or Service
 (12b-1) Fees...............   None    0.75%   0.75%   0.20%**   1.00%   1.00%
Other Expenses***...........   0.34%   0.41%   0.40%   0.14%     0.16%   0.15%
Total Annual Operating
 Expenses...................   0.89%   1.71%   1.70%   0.89%     1.71%   1.70%

-----------
* The redemption of shares purchased at net asset value under the Large Or-der NAV Purchase Privilege may be subject to a contingent deferred sales charges of 1.00% if redeemed within one year of purchase and 0.50% if re-deemed during the second year following purchase.
**  The maximum fee rate authorized by the distribution plan is 0.25%.
*** Includes costs of shareholder servicing, custody, and similar expenses, which may vary with fund size and other factors.

    Based on the costs above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example is the same regardless of whether Proposal 2 is approved by shareholders. The ex-ample assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distribu-tions. This is only an example; actual expenses will be different.

Example                                         1 Year 3 Years 5 Years 10 Years
-------                                         ------ ------- ------- --------
Expenses, assuming you sold your shares at the
 end of each period
Class A shares................................   $537   $721   $  921   $1,497
Class B shares................................    574    839    1,128    1,602
Class C shares................................    273    536      923    2,009
Expenses, assuming you kept your shares
Class A shares................................   $537   $721   $  921   $1,497
Class B shares................................    174    539      928    1,602
Class C shares................................    173    536      923    2,009

                      Kemper Retirement Fund--Series III

How Much Investors Pay

    The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Cur-rent" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is ap-proved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

Fee Table                                                     Current Proposed
---------                                                     ------- --------
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases
  (as % of offering price)...................................  5.00%    5.00%
Maximum Deferred Sales Charge (Load) (as % of redemption
  proceeds)..................................................  None*    None*
Annual Operating Expenses, deducted from fund assets
Management Fee...............................................  0.50%    0.50%
Distribution and/or Service (12b-1) Fees.....................  None     0.25%
Other Expenses...............................................  0.44%    0.19%
Total Annual Operating Expenses..............................  0.94%    0.94%

-----------
* The redemption of shares purchased at net asset value under the Large Or-der NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if re-deemed during the second year following purchase.

Example

    This example helps you compare this fund's expenses to those of other mu-tual funds. The example is the same regardless of whether Proposal 2 is ap-proved by shareholders. The example assumes the expenses above remain the same. It also assumes you invested $10,000, earned 5% annual returns, rein-vested all dividends and distributions and sold your shares at the end of each period. This is only an example; your actual expenses will be different.

                                                                                                     10
1 Year                 3 Years                               5 Years                               Years
------                 -------                               -------                               -----
 $591                   $785                                  $994                                 $1,597

                       Kemper Retirement Fund--Series IV

How Much Investors Pay

    The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Cur-rent" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is ap-proved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

Fee Table                                                     Current Proposed
---------                                                     ------- --------
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of
  offering price)............................................  5.00%    5.00%
Maximum Deferred Sales Charge (Load) (as % of redemption
  proceeds)..................................................  None*    None*
Annual Operating Expenses, deducted from fund assets
Management Fee...............................................  0.50%    0.50%
Distribution and/or Service (12b-1) Fees.....................  None     0.25%
Other Expenses...............................................  0.48%    0.23%
Total Annual Operating Expenses..............................  0.98%    0.98%

-----------
* The redemption of shares purchased at net asset value under the Large Or-der NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if re-deemed during the second year following purchase.

Example

    This example helps you compare this fund's expenses to those of other mu-tual funds. The example is the same regardless of whether Proposal 2 is ap-proved by shareholders. The example assumes the expenses above remain the same. It also assumes you invested $10,000, earned 5% annual returns, rein-vested all dividends and distributions and sold your shares at the end of each period. This is only an example; your actual expenses will be different.

                                                                                                     10
1 Year                 3 Years                               5 Years                               Years
------                 -------                               -------                               -----
 $595                   $797                                 $1,015                                $1,641

                       Kemper Retirement Fund--Series V

How Much Investors Pay

    The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Cur-rent" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is ap-proved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

Fee Table                                                     Current Proposed
---------                                                     ------- --------
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as  % of
  offering price)............................................  5.00%    5.00%
Maximum Deferred Sales Charge (Load) (as % of redemption
  proceeds)..................................................  None*    None*
Annual Operating Expenses, deducted from fund assets
Management Fee...............................................  0.50%    0.50%
Distribution and/or Service (12b-1) Fees.....................  None     0.25%
Other Expenses...............................................  0.48%    0.23%
Total Annual Operating Expenses..............................  0.98%    0.98%

-----------
* The redemption of shares purchased at net asset value under the Large Or-der NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if re-deemed during the second year following purchase.

Example

    This example helps you compare this fund's expenses to those of other mu-tual funds. The example is the same regardless of whether Proposal 2 is ap-proved by shareholders. The example assumes the expenses above remain the same. It also assumes you invested $10,000, earned 5% annual returns, rein-vested all dividends and distributions and sold your shares at the end of each period. This is only an example; your actual expenses will be different.

                                                                  5                                      10
1 Year                  3 Years                                 Years                                  Years
------                  -------                                 -----                                  -----
 $595                    $797                                   $1,015                                 $1,641

                       Kemper Retirement Fund--Series VI

How Much Investors Pay

    The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Cur-rent" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is ap-proved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

Fee Table                                                     Current Proposed
---------                                                     ------- --------
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of
  offering price)............................................  5.00%    5.00%
Maximum Deferred Sales Charge (Load) (as % of redemption
  proceeds)..................................................  None*    None*
Annual Operating Expenses, deducted from fund assets
Management Fee...............................................  0.50%    0.50%
Distribution and/or Service (12b-1) Fees.....................  None     0.25%
Other Expenses...............................................  0.56%    0.31%
Total Annual Operating Expenses..............................  1.06%    1.06%

-----------
* The redemption of shares purchased at net asset value under the Large Or-der NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if re-deemed during the second year following purchase.

Example

    This example helps you compare this fund's expenses to those of other mu-tual funds. The example is the same regardless of whether Proposal 2 is ap-proved by shareholders. The example assumes the expenses above remain the same. It also assumes you invested $10,000, earned 5% annual returns, rein-vested all dividends and distributions and sold your shares at the end of each period. This is only an example; your actual expenses will be different.

                                                                  5                                      10
1 Year                  3 Years                                 Years                                  Years
------                  -------                                 -----                                  -----
 $603                    $820                                   $1,056                                 $1,729

                      Kemper Retirement Fund--Series VII

How Much Investors Pay

    The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Cur-rent" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is ap-proved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

Fee Table                                                     Current Proposed
---------                                                     ------- --------
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of
  offering price)............................................  5.00%    5.00%
Maximum Deferred Sales Charge (Load) (as % of redemption
  proceeds)..................................................  None*   None*
Annual Operating Expenses, deducted from fund assets
Management Fee...............................................  0.50%    0.50%
Distribution and/or Service (12b-1) Fees.....................  None     0.25%
Other Expenses...............................................  0.59%    0.34%
Total Annual Operating Expenses..............................  1.09%    1.09%

-----------
* The redemption of shares purchased at net asset value under the Large Or-der NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if re-deemed during the second year following purchase.

Example

    This example helps you compare this fund's expenses to those of other mu-tual funds. The example is the same regardless of whether Proposal 2 is ap-proved by shareholders. The example assumes the expenses above remain the same. It also assumes you invested $10,000, earned 5% annual returns, rein-vested all dividends and distributions and sold your shares at the end of each period. This is only an example; your actual expenses will be different.

                                                                  5                                      10
1 Year                  3 Years                                 Years                                  Years
------                  -------                                 -----                                  -----
 $606                    $829                                   $1,071                                 $1,762

                          Kemper Small Cap Value Fund

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                        Current                Proposed
                                ----------------------- -----------------------
Fee Table                       Class A Class B Class C Class A Class B Class C
---------                       ------- ------- ------- ------- ------- -------
Shareholder Fees, paid
 directly from your investment
Maximum Sales Charge (Load)
 Imposed On Purchases
 (% of offering price)........   5.75%   None    None    5.75%   None    None
Maximum Contingent Deferred
 Sales Charge (Load)
 (% of redemption proceeds)...   None*   4.00%   1.00%   None*   4.00%   1.00%
Annual Operating Expenses,
 deducted from fund assets
Management Fee................   0.74%   0.74%   0.74%   0.74%   0.74%   0.74%
Distribution and/or Service
 (12b-1) Fees.................   None    0.75%   0.75%   0.25%   1.00%   1.00%
Other Expenses**..............   0.88%   0.94%   0.77%   0.63%   0.69%   0.52%
Total Annual Operating
 Expenses.....................   1.62%   2.43%   2.26%   1.62%   2.43%   2.26%

-----------
 * The redemption of shares purchased at net asset value under the Large Or-der NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if re-deemed during the second year following purchase.
** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors. "Other Expenses" do not include reorganization costs of 0.05%, 0.06% and 0.06% for Class A, B, and C, respectively.

    Based on the figures above, this example helps you compare each share class's expenses to those of other mutual funds. The example is the same re-gardless of whether Proposal 2 is approved by shareholders. The example as-sumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distribu-tions. This is only an example; actual expenses will be different.

Example                                         1 Year 3 Years 5 Years 10 Years
-------                                         ------ ------- ------- --------
Expenses, assuming you sold your shares at the
 end of each period
Class A shares................................   $730  $1,057  $1,406   $2,386
Class B shares................................    646   1,058   1,496    2,382
Class C shares................................    329     706   1,210    2,595
Expenses, assuming you kept your shares
Class A shares................................   $730  $1,057  $1,406   $2,386
Class B shares................................    246     758   1,296    2,382
Class C shares................................    229     706   1,210    2,595

                    Kemper Small Capitalization Equity Fund

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                      Current                Proposed
                              ----------------------- -------------------------
Fee Table                     Class A Class B Class C Class A   Class B Class C
---------                     ------- ------- ------- -------   ------- -------
Shareholder Fees, paid
 directly from your
 investment
Maximum Sales Charge (Load)
 Imposed On Purchases
 (% of offering price)......   5.75%   None    None    5.75%     None    None
Maximum Contingent Deferred
 Sales Charge (Load)
 (% of redemption proceeds)..  None*   4.00%   1.00%   None*     4.00%   1.00%
Annual Operating Expenses,
 deducted from fund assets
Management Fee..............   0.82%   0.82%   0.82%   0.82%     0.82%   0.82%
Distribution and/or Service
 (12b-1) Fees...............   None    0.75%   0.75%   0.23%**   1.00%   1.00%
Other Expenses***...........   0.52%   0.94%   0.53%   0.29%     0.69%   0.28%
Total Annual Operating
 Expenses...................   1.34%   2.51%   2.10%   1.34%     2.51%   2.10%

-----------
* The redemption of shares purchased at net asset value under the Large Or-der NAV Purchase Privilege may be subject to a contingent deferred sales charges of 1.00% if redeemed within one year of purchase and 0.50% if re-deemed during the second year following purchase.
**  The maximum fee rate authorized by the distribution plan is 0.25%.
*** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

    Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example is the same regardless of whether Proposal 2 is approved by shareholders. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example                                         1 Year 3 Years 5 Years 10 Years
-------                                         ------ ------- ------- --------
Expenses, assuming you sold your shares at the
 end of each period
Class A shares................................   $704  $  975  $1,267   $2,095
Class B shares................................    654   1,082   1,536    2,291
Class C shares................................    313     658   1,129    2,431
Expenses, assuming you kept your shares
Class A shares................................   $704  $  975  $1,267   $2,095
Class B shares................................    254     782   1,336    2,291
Class C shares................................    213     658   1,129    2,431

                         Kemper Strategic Income Fund

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                        Current                Proposed
                                ----------------------- -----------------------
Fee Table                       Class A Class B Class C Class A Class B Class C
---------                       ------- ------- ------- ------- ------- -------
Shareholder Fees, paid
 directly from your investment
Maximum Sales Charge (Load)
 Imposed On Purchases
 (% of offering price)........   4.50%   None    None    4.50%   None    None
Maximum Contingent Deferred
 Sales Charge (Load)
 (% of redemption proceeds)...   None*   4.00%   1.00%   None*   4.00%   1.00%
Annual Operating Expenses,
 deducted from fund assets
Management Fee................   0.56%   0.56%   0.56%   0.56%   0.56%   0.56%
Distribution and/or Service
 (12b-1) Fees.................   None    0.75%   0.75%   0.25%   1.00%   1.00%
Other Expenses**..............   0.54%   0.80%   0.45%   0.29%   0.55%   0.20%
Total Annual Operating
 Expenses.....................   1.10%   2.11%   1.76%   1.10%   2.11%   1.76%

-----------
 * The redemption of shares purchased at net asset value under the Large Or-der NAV Purchase Privilege may be subject to a contingent deferred sales charges of 1.00% if redeemed within one year of purchase and 0.50% if re-deemed during the second year following purchase.
** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

    Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example is the same regardless of whether Proposal 2 is approved by shareholders. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distribu-tions. This is only an example; actual expenses will be different.

Example                                         1 Year 3 Years 5 Years 10 Years
-------                                         ------ ------- ------- --------
Expenses, assuming you sold your shares at the
 end of each period
Class A shares................................   $557   $784   $1,029   $1,730
Class B shares................................    614    961    1,334    1,945
Class C shares................................    279    554      954    2,073
Expenses, assuming you kept your shares
Class A shares................................   $557   $784   $1,029   $1,730
Class B shares................................    214    661    1,134    1,945
Class C shares................................    179    554      954    2,073

                            Kemper Target 2010 Fund

How Much Investors Pay

    The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Cur-rent" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is ap-proved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

Fee Table                                                     Current Proposed
---------                                                     ------- --------
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of
  offering price)............................................  5.00%    5.00%
Maximum Deferred Sales Charge (Load) (as % of redemption
  proceeds)..................................................  None*    None*
Annual Operating Expenses, deducted from fund assets
Management Fee...............................................  0.50%    0.50%
Distribution and/or Service (12b-1) Fees.....................  None     0.25%
Other Expenses...............................................  0.56%    0.31%
Total Annual Operating Expenses..............................  1.06%    1.06%

-----------
* The redemption of shares purchased at net asset value under the Large Or-der NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if re-deemed during the second year following purchase.

Example

    This example helps you compare this fund's expenses to those of other mu-tual funds. The example is the same regardless of whether Proposal 2 is ap-proved by shareholders. The example assumes the expenses above remain the same. It also assumes you invested $10,000, earned 5% annual returns, rein-vested all dividends and distributions and sold your shares at the end of each period. This is only an example; your actual expenses will be different.

1 Year                 3 Years                               5 Years                               10 Years
------                 -------                               -------                               --------
 $603                   $820                                 $1,056                                 $1,729

                            Kemper Target 2011 Fund

How Much Investors Pay

    The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Cur-rent" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is ap-proved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

Fee Table                                                     Current Proposed
---------                                                     ------- --------
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of
  offering price)............................................  5.00%    5.00%
Maximum Deferred Sales Charge (Load) (as % of redemption
  proceeds)..................................................  None*    None*
Annual Operating Expenses, deducted from fund assets**
Management Fee...............................................  0.50%    0.50%
Distribution and/or Service (12b-1) Fees.....................  None     0.25%
Other Expenses...............................................  0.46%    0.21%
Total Annual Operating Expenses..............................  0.96%    0.96%

-----------
* The redemption of shares purchased at net asset value under the Large Or-der NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if re-deemed during the second year following purchase.
** The operating expense ratios shown above are estimated based on the fund's current fee schedule and expenses incurred by the fund during its most re-cent fiscal year. Due to the reallocation of the securities by the fund and extension of its maturity date which occurred on August 15, 2000, ac-tual expenses of the fund may be more or less than as indicated in the ta-ble above.

Example

    This example helps you compare this fund's expenses to those of other mu-tual funds. The example is the same regardless of whether Proposal 2 is ap-proved by shareholders. The example assumes the expenses above remain the same. It also assumes you invested $10,000, earned 5% annual returns, rein-vested all dividends and distributions and sold your shares at the end of each period. This is only an example; your actual expenses will be different.

1 Year                 3 Years                               5 Years                               10 Years
------                 -------                               -------                               --------
 $593                   $791                                 $1,004                                 $1,619

                            Kemper Technology Fund

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                      Current                Proposed
                              ----------------------- -------------------------
Fee Table                     Class A Class B Class C Class A   Class B Class C
---------                     ------- ------- ------- -------   ------- -------
Shareholder Fees, paid
 directly from your
 investment
Maximum Sales Charge (Load)
 Imposed On Purchases
 (% of offering price)......    5.75%  None    None     5.75%    None    None
Maximum Contingent Deferred
 Sales Charge (Load)
 (% of redemption proceeds)..  None*   4.00%   1.00%   None*     4.00%   1.00%
Annual Operating Expenses,
 deducted from fund assets
Management Fee..............    0.52%  0.52%   0.52%    0.52%    0.52%   0.52%
Distribution and/or Service
 (12b-1) Fees...............    None   0.75%   0.75%    0.22%**  1.00%   1.00%
Other Expenses***...........    0.48%  0.60%   0.49%    0.26%    0.35%   0.24%
Total Annual Operating
 Expenses...................    1.00%  1.87%   1.76%    1.00%    1.87%   1.76%

-----------
* The redemption of shares purchased at net asset value under the Large Or-der NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if re-deemed during the second year following purchase.
**  The maximum fee rate authorized by the distribution plan is 0.25%.
*** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

    Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example is the same regardless of whether Proposal 2 is approved by shareholders. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example                                         1 Year 3 Years 5 Years 10 Years
-------                                         ------ ------- ------- --------
Expenses, assuming you sold your shares at the
 end of each period
Class A shares................................   $671   $875   $1,096   $1,729
Class B shares................................    590    888    1,211    1,754
Class C shares................................    279    554      954    2,073
Expenses, assuming you kept your shares
Class A shares................................   $671   $875   $1,096   $1,729
Class B shares................................    190    588    1,011    1,754
Class C shares................................    179    554      954    2,073

                           Kemper Total Return Fund

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                        Current                Proposed
                                ----------------------- -----------------------
Fee Table                       Class A Class B Class C Class A Class B Class C
---------                       ------- ------- ------- ------- ------- -------
Shareholder Fees, paid
 directly from your investment
Maximum Sales Charge (Load)
 Imposed On Purchases
 (% of offering price)........   5.75%   None    None    5.75%   None    None
Maximum Contingent Deferred
 Sales Charge (Load)
 (% of redemption proceeds)...   None*   4.00%   1.00%   None*   4.00%   1.00%
Annual Operating Expenses,
 deducted from fund assets
Management Fee................   0.53%   0.53%   0.53%   0.53%   0.53%   0.53%
Distribution and/or Service
 (12b-1) Fees.................   None    0.75%   0.75%   0.25%   1.00%   1.00%
Other Expenses**..............   0.49%   0.63%   0.59%   0.24%   0.38%   0.34%
Total Annual Operating
 Expenses.....................   1.02%   1.91%   1.87%   1.02%   1.91%   1.87%

-----------
* The redemption of shares purchased at net asset value under the Large Or-der NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if re-deemed during the second year following purchase.
** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

    Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example is the same regardless of whether Proposal 2 is adopted by shareholders. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example                                         1 Year 3 Years 5 Years 10 Years
-------                                         ------ ------- ------- --------
Expenses, assuming you sold your shares at the
 end of each period
Class A shares................................   $673   $881   $1,106   $1,751
Class B shares................................    594    900    1,232    1,787
Class C shares................................    290    588    1,011    2,190
Expenses, assuming you kept your shares
Class A shares................................   $673   $881   $1,106   $1,751
Class B shares................................    194    600    1,032    1,787
Class C shares................................    190    588    1,011    2,190

                    Kemper U.S. Government Securities Fund

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                      Current                Proposed
                              ----------------------- -------------------------
Fee Table                     Class A Class B Class C Class A   Class B Class C
---------                     ------- ------- ------- -------   ------- -------
Shareholder Fees, paid
 directly from your
 investment
Maximum Sales Charge (Load)
 Imposed On Purchases
 (% of offering price)......   4.50%   None    None    4.50%     None    None
Maximum Contingent Deferred
 Sales Charge (Load)
 (% of redemption proceeds)..  None*   4.00%   1.00%   None*     4.00%   1.00%
Annual Operating Expenses,
 deducted from fund assets
Management Fee..............   0.42%   0.42%   0.42%   0.42%     0.42%   0.42%
Distribution and/or Service
 (12b-1) Fees...............   None    0.75%   0.75%   0.22%**   1.00%   1.00%
Other Expenses***...........   0.38%   0.53%   0.43%   0.16%     0.28%   0.18%
Total Annual Operating
 Expenses...................   0.80%   1.70%   1.60%   0.80%     1.70%   1.60%

-----------
* The redemption of shares purchased at net asset value under the Large Or-der NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if re-deemed during the second year following purchase.
**  The maximum fee rate authorized by the distribution plan is 0.25%.
*** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

    Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example is the same regardless of whether Proposal 2 is approved by shareholders. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distribu-tions. This is only an example; actual expenses will be different.

Example                                         1 Year 3 Years 5 Years 10 Years
-------                                         ------ ------- ------- --------
Expenses, assuming you sold your shares at the
 end of each period
Class A shares................................   $528   $694    $ 874   $1,394
Class B shares................................    573    836    1,123    1,549
Class C shares................................    263    505      871    1,900
Expenses, assuming you kept your shares
Class A shares................................   $528   $694    $ 874   $1,395
Class B shares................................    173    536      923    1,549
Class C shares................................    163    505      871    1,900

                          Kemper Worldwide 2004 Fund

How Much Investors Pay

    The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Cur-rent" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is ap-proved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

Fee Table                                                     Current Proposed
---------                                                     ------- --------
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases
  (as % of offering price)...................................  5.00%    5.00%
Maximum Deferred Sales Charge (Load) (as % of redemption
  proceeds)..................................................  None*    None*
Annual Operating Expenses, deducted from fund assets
Management Fee...............................................  0.60%    0.60%
Distribution and/or Service (12b-1) Fees.....................  None     0.25%
Other Expenses...............................................  0.86%    0.61%
Total Annual Operating Expenses..............................  1.46%    1.46%

-----------
* The redemption of shares purchased at net asset value under the Large Or-der NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if re-deemed during the second year following purchase.

Example

    This example helps you compare this fund's expenses to those of other mu-tual funds. The example is the same regardless of whether Proposal 2 is ap-proved by shareholders. The example assumes the expenses above remain the same. It also assumes you invested $10,000, earned 5% annual returns, rein-vested all dividends and distributions and sold your shares at the end of each period. This is only an example; your actual expenses will be different.

                                                                  5                                      10
1 Year                  3 Years                                 Years                                  Years
------                  -------                                 -----                                  -----
 $641                    $939                                   $1,258                                 $2,159

                           Scudder Focus Growth Fund

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                        Current                Proposed
                                ----------------------- -----------------------
Fee Table                       Class A Class B Class C Class A Class B Class C
---------                       ------- ------- ------- ------- ------- -------
Shareholder Fees, paid
 directly from your investment
Maximum Sales Charge (Load)
 Imposed On Purchases
 (% of offering price)........   5.75%   None    None    5.75%   None    None
Maximum Deferred Sales Charge
 (Load) (% of redemption
 proceeds)....................   None*   4.00%   1.00%   None*   4.00%   1.00%
Annual Operating Expenses,
 deducted from fund assets
Management Fee................   0.70%   0.70%   0.70%   0.70%   0.70%   0.70%
Distribution and/or Service
 (12b-1) Fees.................   None    0.75%   0.75%   0.25%   1.00%   1.00%
Other Expenses**..............   4.26%   4.35%   4.35%   4.01%   4.10%   4.10%
Total Annual Operating
 Expenses.....................   4.96%   5.80%   5.80%   4.96%   5.80%   5.80%
Expense Reimbursement.........   3.46%   3.55%   3.55%   3.46%   3.55%   3.55%
Net Annual Operating
 Expenses***..................   1.50%   2.25%   2.25%   1.50%   2.25%   2.25%

-----------
* The redemption of shares purchased at net asset value under the Large Or-der NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if re-deemed during the second year following purchase.
** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors.
*** By contract, Total Annual Fund Operating Expenses are capped at 1.50%,
    2.25% and 2.25% through 1/1/2002 for Class A, Class B and Class C shares, respectively.

    Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example is the same regardless of whether Proposal 2 is approved by shareholders. The example assumes operat-ing expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an exam-ple; actual expenses will be different.

Example                                         1 Year 3 Years 5 Years 10 Years
-------                                         ------ ------- ------- --------
Expenses, assuming you sold your shares at the
 end of each period
Class A shares................................   $719  $1,687  $2,656   $5,081
Class B shares................................    628   1,710   2,774    5,109
Class C shares................................    328   1,410   2,574    5,402
Expenses, assuming you kept your shares
Class A shares................................   $719  $1,687  $2,656   $5,081
Class B shares................................    228   1,410   2,574    5,109
Class C shares................................    228   1,410   2,574    5,402

                             Scudder Research Fund

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                        Current                Proposed
                                ----------------------- -----------------------
Fee Table                       Class A Class B Class C Class A Class B Class C
---------                       ------- ------- ------- ------- ------- -------
Shareholder Fees, paid
 directly from your investment
Maximum Sales Charge (Load)
 Imposed On Purchases
 (% of offering price)........   5.75%   None    None    5.75%   None    None
Maximum Deferred Sales Charge
 (Load) (% of redemption
 proceeds)....................   None*   4.00%   1.00%   None*   4.00%   1.00%
Annual Operating Expenses,
 deducted from fund assets
Management Fee................   0.70%   0.70%   0.70%   0.70%   0.70%   0.70%
Distribution and/or Service
 (12b-1) Fees.................   None    0.75%   0.75%   0.25%   1.00%   1.00%
Other Expenses**..............   3.10%   3.06%   3.06%   2.85%   2.81%   2.81%
Total Annual Operating
 Expenses.....................   3.80%   4.51%   4.51%   3.80%   4.51%   4.51%
Expense Reimbursement.........   2.30%   2.26%   2.26%   2.30%   2.26%   2.26%
Net Annual Operating
 Expenses***..................   1.50%   2.25%   2.25%   1.50%   2.25%   2.25%

-----------
* The redemption of shares purchased at net asset value under the Large Or-der NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if re-deemed during the second year following purchase.
** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors.
*** By contract, Total Annual Fund Operating Expenses are capped at 1.50%,
    2.25% and 2.25% through 1/1/2002 for Class A, Class B and Class C shares, respectively.

    Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example is the same regardless of whether Proposal 2 is approved by shareholders. The example assumes operat-ing expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an exam-ple; actual expenses will be different.

Example                                         1 Year 3 Years 5 Years 10 Years
-------                                         ------ ------- ------- --------
Expenses, assuming you sold your shares at the
 end of each period
Class A shares................................   $719  $1,469  $2,238   $4,241
Class B shares................................    628   1,459   2,300    4,213
Class C shares................................    328   1,159   2,100    4,492
Expenses, assuming you kept your shares
Class A shares................................   $719  $1,469  $2,238   $4,241
Class B shares................................    228   1,159   2,100    4,213
Class C shares................................    228   1,159   2,100    4,492

                          Scudder S&P 500 Stock Fund

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The "Current" column shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if Proposal 2 is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

                                             Current                Proposed
                                     ----------------------- -----------------------
Fee Table                            Class A Class B Class C Class A Class B Class C
---------                            ------- ------- ------- ------- ------- -------
Shareholder Fees,
 paid directly from your investment
Maximum Sales Charge (Load) Imposed
 On Purchases (% of offering
 price)............................   4.50%   None    None    4.50%   None    None
Maximum Contingent Deferred Sales
 Charge (Load)
 (% of redemption proceeds)........   None*   4.00%   1.00%   None*   4.00%   1.00%
Annual Operating Expenses,
 deducted from fund assets
Management Fee.....................   0.39%   0.39%   0.39%   0.39%   0.39%   0.39%
Distribution and/or Service (12b-1)
 Fees..............................   None    0.75%   0.75%   0.25%   1.00%   1.00%
Other Expenses.....................   2.80%   3.04%   2.99%   2.55%   2.79%   2.74%
Total Annual Operating Expenses....   3.19%   4.18%   4.13%   3.19%   4.18%   4.13%
Expense Reimbursement..............   2.19%   2.38%   2.35%   2.19%   2.38%   2.35%
Net Annual Operating Expenses**....   1.00%   1.80%   1.78%   1.00%   1.80%   1.78%

-----------
* The redemption of shares purchased at net asset value under the Large Or-der NAV Purchase Privilege may be subject to a contingent deferred sales charges of 1.00% if redeemed within one year of purchase and 0.50% if re-deemed during the second year following purchase.
** By contract, total operating expenses are capped at 1.00%, 1.75% and 1.75% through 4/3/2001 for Class A, B and C shares, respectively. Additionally, by contract, total operating expenses are capped at 1.00%, 1.80% and 1.78% through 1/1/2002 for Class A, B and C shares, respectively.

    Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example is the same regardless of whether Proposal 2 is approved by shareholders. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual re-turns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example                                         1 Year 3 Years 5 Years 10 Years
-------                                         ------ ------- ------- --------
Expenses, assuming you sold your shares at the
 end of each period
Class A shares................................   $547  $1,193  $1,861   $3,642
Class B shares................................    583   1,353   2,137    3,807
Class C shares................................    281   1,041   1,916    4,171
Expenses, assuming you kept your shares
Class A shares................................   $547  $1,193  $1,861   $3,642
Class B shares................................    183   1,053   1,937    3,807
Class C shares................................    181   1,041   1,916    4,171

                                  APPENDIX 4

                               Distribution Fees

    The following table discloses fees paid by each Fund, on behalf of Class B and Class C, during the Fund's most recent fiscal year, pursuant to the dis-tribution plans applicable to Class B and Class C.

                                         Fees Paid
                                        Pursuant to
                                        Distribution
                                         Plan as a
                            Aggregate    Percentage
                            Fees Paid    of Fund's                                  Date of
                           Pursuant to  Average Net                      Date     Most Recent
                          Distribution     Assets                    Distribution Amendment of
                           Plan During     During    Amounts Paid to   Plan was   Distribution
       Fund/Class            Period        Period    Affiliates(/1/)   Adopted        Plan
       ----------         ------------- ------------ --------------- ------------ ------------
Kemper Aggressive Growth
 Fund-- Class B.........  $  508,804.00     0.75%          --          12/31/96      8/1/98
Kemper Aggressive Growth
 Fund-- Class C.........  $  174,234.00     0.75%          --          12/31/96      8/1/98
Kemper Blue Chip Fund--
 Class B................  $3,165,465.00     0.75%          --            1/4/96      8/1/98
Kemper Blue Chip Fund--
 Class C................  $  483,989.00     0.75%          --            1/4/96      8/1/98
Kemper California Tax-
 Free Income Fund--Class
 B......................  $  250,140.00     0.75%          --            1/4/96      8/1/98
Kemper California Tax-
 Free Income Fund--Class
 C......................  $   35,644.00     0.75%          --            1/4/96      8/1/98
Kemper Contrarian Fund--
 Class B................  $  560,283.00     0.75%          --            1/4/96      8/1/98
Kemper Contrarian Fund--
 Class C................  $   96,876.00     0.75%          --            1/4/96      8/1/98
Kemper Floating Rate
 Fund--Class B..........  $  615,520.00     0.60%          --           3/31/99         N/A
Kemper Floating Rate
 Fund--Class C..........  $  151,982.00     0.60%          --           9/29/99         N/A
Kemper Florida Tax-Free
 Income Fund-- Class B..  $   47,359.00     0.75%          --            1/4/96      8/1/98
Kemper Florida Tax-Free
 Income Fund-- Class C..  $    7,939.00     0.75%          --            1/4/96      8/1/98
Kemper Growth Fund--
 Class B................  $4,153,219.00     0.75%          --            1/4/96      8/1/98
Kemper Growth Fund--
 Class C................  $  276,256.00     0.75%          --            1/4/96      8/1/98

                                         Fees Paid
                                        Pursuant to
                                        Distribution
                                         Plan as a
                            Aggregate    Percentage
                            Fees Paid    of Fund's                                  Date of
                           Pursuant to  Average Net                      Date     Most Recent
                          Distribution     Assets                    Distribution Amendment of
                           Plan During     During    Amounts Paid to   Plan was   Distribution
       Fund/Class            Period        Period    Affiliates(/1/)   Adopted        Plan
       ----------         ------------- ------------ --------------- ------------ ------------
Kemper High Yield Fund--
 Class B................  $7,435,876.00     0.75%          --           1/4/96       8/1/98
Kemper High Yield Fund--
 Class C................  $1,185,564.00     0.75%          --           1/4/96       8/1/98
Kemper International
 Research Fund--
 Class B................  $    2,182.00     0.75%          --          9/28/98          N/A
Kemper International
 Research Fund--
 Class C................  $    1,129.00     0.75%          --          9/28/98          N/A
Kemper New York Tax-Free
 Income Fund--Class B...  $   93,452.00     0.75%          --           1/4/96       8/1/98
Kemper New York Tax-Free
 Income Fund--Class C...  $   27,665.00     0.75%          --           1/4/96       8/1/98
Kemper Small Cap Value
 Fund--Class B..........  $1,440,281.00     0.75%          --           1/4/96       8/1/98
Kemper Small Cap Value
 Fund--Class C..........  $  303,748.00     0.75%          --           1/4/96       8/1/98
Kemper Small
 Capitalization Equity
 Fund--Class B..........  $1,277,704.00     0.75%          --           1/4/96       8/1/98
Kemper Small
 Capitalization Equity
 Fund--Class C..........  $  121,682.00     0.75%          --           1/4/96       8/1/98
Kemper Strategic Income
 Fund--Class B..........  $1,171,439.00     0.75%          --           1/4/96       8/1/98
Kemper Strategic Income
 Fund-- Class C.........  $  179,621.00     0.75%          --           1/4/96       8/1/98
Kemper Technology Fund--
 Class B................  $8,716,430.00     0.75%          --           1/4/96       8/1/98
Kemper Technology Fund--
 Class C................  $1,570,016.00     0.75%          --           1/4/96       8/1/98
Kemper Total Return
 Fund--Class B..........  $4,841,952.00     0.75%          --           1/4/96       8/1/98
Kemper Total Return
 Fund--Class C..........  $  403,827.00     0.75%          --           1/4/96       8/1/98

                                        Fees Paid
                                       Pursuant to
                                       Distribution
                                        Plan as a
                           Aggregate    Percentage
                           Fees Paid    of Fund's                                  Date of
                          Pursuant to  Average Net                      Date     Most Recent
                         Distribution     Assets                    Distribution Amendment of
                          Plan During     During    Amounts Paid to   Plan was   Distribution
Fund/Class                  Period        Period    Affiliates(/1/)   Adopted        Plan
----------               ------------- ------------ --------------- ------------ ------------
Kemper U.S. Government
 Securities Fund--
 Class B................ $  927,940.00     0.75%          --            1/4/96      8/1/98
Kemper U.S. Government
 Securities Fund--
 Class C................ $  282,895.00     0.75%          --            1/4/96      8/1/98
Kemper-Dreman Financial
 Services Fund--Class
 B...................... $  591,670.00     0.75%          --           1/21/98      8/1/98
Kemper-Dreman Financial
 Services Fund--Class
 C...................... $  116,968.00     0.75%          --           1/21/98      8/1/98
Kemper-Dreman High
 Return Equity Fund--
 Class B................ $9,810,348.00     0.75%          --            1/4/96      8/1/98
Kemper-Dreman High
 Return Equity Fund--
 Class C................ $2,061,564.00     0.75%          --            1/4/96      8/1/98
Scudder Focus Growth
 Fund--Class B.......... $    6,351.00     0.75%          --          11/18/98         N/A
Scudder Focus Growth
 Fund--Class C.......... $    6,351.00     0.75%          --          11/18/98         N/A
Scudder Research Fund--
 Class B................ $    9,324.00     0.75%          --          11/18/98         N/A
Scudder Research Fund--
 Class C................ $    9,323.00     0.75%          --          11/18/98         N/A
Scudder S&P 500 Stock
 Fund-- Class B......... $    5,716.00     0.75%          --           3/22/00         N/A
Scudder S&P 500 Stock
 Fund-- Class C......... $    5,656.00     0.75%          --           3/22/00         N/A

-----------
(/1/)This column sets forth amounts paid to any person who is an affiliated person of the Fund, ZSI or KDI, an affiliated person of such person, or a person that during the most recent fiscal year received 10% or more of the aggregate amount paid by the Fund, on behalf of the applicable Class, under the applicable distribution plan.

                                  APPENDIX 5

                              Allocation of Costs

    Each Class or Fund, as applicable, will pay its own allocable share of the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph (all such costs are referred to as the "Proxy Costs"), except that, for each Fund, ZSI will bear any such expenses in excess of the amount set forth in column 1 for that Fund/Class. The amount borne by each Fund amounts to approximately the per share amount set forth in column 2 for that Fund/Class, based on May 31, 2000 net assets for the Fund.

                                          Column 1           Column 2
                                     (Maximum Allocated (Maximum Allocated
Fund                                      Expense)       Cost Per Share)
----                                 ------------------ ------------------
Kemper Aggressive Growth Fund
Class A............................     $ 39,413.00          $0.0077
Class B............................     $ 51,234.00           0.0135
Class C............................     $ 10,840.00           0.0101

Kemper Blue Chip Fund
Class A............................     $136,202.00          $0.0045
Class B............................     $ 84,579.00           0.0040
Class C*...........................             --               --
Class I............................     $  1,066.00           0.0023

Kemper California Tax-Free Income
  Fund
Class A............................     $ 44,481.00          $0.0005
Class B............................     $  2,494.00          $0.0006
Class C*...........................             --               --

Kemper Contrarian Fund
Class A............................     $ 36,727.00          $0.0050
Class B............................     $ 41,892.00          $0.0096
Class C............................     $  7,431.00          $0.0096

Kemper Floating Rate Fund
Class A............................     $  1,085.00          $0.0008
Class B............................     $  5,150.00          $0.0002
Class C............................     $    600.00          $0.0001

Kemper Florida Tax-Free Income Fund
Class A............................     $  7,047.00          $0.0010
Class B*...........................             --               --
Class C*...........................             --               --

                                               Column 1           Column 2
                                          (Maximum Allocated (Maximum Allocated
Fund                                           Expense)       Cost Per Share)
----                                      ------------------ ------------------
Kemper Growth Fund
Class A..................................    $ 99,105.00          $0.0007
Class B..................................    $160,824.00          $0.0050
Class C*.................................            --               --
Class I..................................    $  1,075.00          $0.0009

Kemper High Yield Fund
Class A..................................    $143,815.00          $0.0004
Class B*.................................            --               --
Class C..................................    $  3,225.00          $0.0002
Class I*.................................            --               --

Kemper International Research Fund
Class A..................................    $ 15,974.00          $0.0054
Class B..................................    $    987.00          $0.0479
Class C..................................    $    332.00          $0.0321

Kemper New York Tax-Free Income Fund
Class A*.................................            --               --
Class B*.................................            --               --
Class C*.................................            --               --

Kemper Retirement
  Fund--Series III.......................    $  7,284.00          $0.0007

Kemper Retirement
  Fund--Series IV........................    $ 16,280.00          $0.0016

Kemper Retirement
  Fund--Series V.........................    $ 16,509.00          $0.0015

Kemper Retirement
  Fund--Series VI........................    $ 12,961.00          $0.0024

Kemper Retirement
  Fund--Series VII.......................    $ 13,103.00          $0.0032

Kemper Small Cap Value Fund
Class A..................................    $ 95,915.00          $0.0081
Class B..................................    $120,540.00          $0.0112
Class C..................................    $ 25,744.00          $0.0113
Class I..................................    $  1,066.00          $0.0049

                                               Column 1           Column 2
                                          (Maximum Allocated (Maximum Allocated
Fund                                           Expense)       Cost Per Share)
----                                      ------------------ ------------------
Kemper Small Capitalization Equity Fund
Class A*.................................            --               --
Class B..................................    $ 72,692.00          $0.0031
Class C*.................................            --               --
Class I..................................    $  1,071.00          $0.0005

Kemper Strategic Income Fund
Class A..................................    $ 24,268.00          $0.0003
Class B..................................    $ 27,103.00          $0.0009
Class C..................................    $    776.00          $0.0002

Kemper Target 2010 Fund..................    $ 16,566.00          $0.0022

Kemper Target 2011 Fund..................    $  1,432.00          $0.0001

Kemper Technology Fund
Class A..................................    $203,628.00          $0.0016
Class B..................................    $ 40,643.00          $0.0009
Class C..................................    $  3,215.00          $0.0004
Class I..................................    $  1,101.00          $0.0005

Kemper Total Return Fund
Class A..................................    $ 21,836.00          $0.0001
Class B..................................    $176,927.00          $0.0033
Class C..................................    $    972.00          $0.0002
Class I..................................    $    587.00          $0.0006

Kemper U.S. Government Securities Fund
Class A*.................................            --               --
Class B..................................    $  3,559.00          $0.0002
Class C..................................    $    354.00          $0.0001
Class I..................................    $     84.00          $0.0002

Kemper Worldwide 2004 Fund...............    $  8,441.00          $0.0034

Kemper-Dreman Financial Services Fund
Class A..................................    $ 36,423.00          $0.0044
Class B..................................    $ 34,670.00          $0.0041
Class C..................................    $  5,279.00          $0.0029

Kemper-Dreman High Return Equity Fund
Class A*.................................            --               --
Class B..................................    $ 85,535.00          $0.0019
Class C..................................    $ 25,700.00          $0.0028
Class I..................................    $  1,132.00          $0.0016

                                                Column 1           Column 2
                                           (Maximum Allocated (Maximum Allocated
Fund                                            Expense)       Cost Per Share)
----                                       ------------------ ------------------
Scudder Focus Growth Fund
Class A...................................     $   914.00          $0.0130
Class B...................................     $   702.00          $0.0100
Class C...................................     $   802.00          $0.0114

Scudder Research Fund
Class A...................................     $ 1,040.00          $0.0096
Class B...................................     $ 1,018.00          $0.0097
Class C...................................     $ 1,018.00          $0.0097

Scudder S&P 500 Stock Fund
Class A*..................................            --               --
Class B*..................................            --               --
Class C*..................................            --               --

-----------
* ZSI will bear the Proxy Costs for this Class.

                                   APPENDIX 6

                            Fund Shares Outstanding

    The table below sets forth the number of shares outstanding for each class of each fund as of February 5, 2001.

                                                                      Number of
                                                                       Shares
Fund                                                                 Outstanding
----                                                                 -----------
Kemper Equity Trust
Kemper-Dreman Financial Services Fund
  Class A...........................................................   7,928,541
  Class B...........................................................   8,588,212
  Class C...........................................................   1,846,085

Kemper Global/International Series, Inc.
Kemper Global Blue Chip Fund........................................   3,030,626
Kemper International Research Fund
  Class A...........................................................   3,252,006
  Class B...........................................................      59,321
  Class C...........................................................      18,853

Kemper High Yield Series
Kemper High Yield Fund
  Class A........................................................... 391,968,973
  Class B........................................................... 128,548,442
  Class C...........................................................  24,063,740
  Class I...........................................................   2,590,797
Kemper High Yield Opportunity Fund..................................   3,281,482

Kemper State Tax-Free Income Series
Kemper California Tax-Free Income Fund
  Class A........................................................... 100,498,646
  Class B...........................................................   4,316,422
  Class C...........................................................     518,644
Kemper Florida Tax-Free Income Fund
  Class A...........................................................   6,580,512
  Class B...........................................................     593,708
  Class C...........................................................     123,367

                                                                      Number of
                                                                       Shares
Fund                                                                 Outstanding
----                                                                 -----------
Kemper New York Tax-Free Income Fund
  Class A........................................................... 17,833,360
  Class B...........................................................  1,168,860
  Class C...........................................................    323,530
Kemper Ohio Tax-Free Income Fund....................................  3,749,277

Kemper Target Equity Fund
Kemper Target 2010 Fund.............................................  8,609,808
Kemper Target 2011 Fund............................................. 10,434,553
Kemper Retirement Fund--Series III.................................. 10,792,035
Kemper Retirement Fund--Series IV................................... 10,231,144
Kemper Retirement Fund--Series V.................................... 11,468,942
Kemper Retirement Fund--Series VI...................................  5,612,047
Kemper Retirement Fund--Series VII..................................  4,053,354
Kemper Worldwide 2004 Fund..........................................  2,549,790

Kemper Value Series, Inc.
Kemper Contrarian Fund
  Class A...........................................................  6,758,861
  Class B...........................................................  3,648,319
  Class C...........................................................    722,718
  Class I...........................................................     56,467
Kemper-Dreman High Return Equity Fund
  Class A........................................................... 50,789,488
  Class B........................................................... 41,384,580
  Class C...........................................................  8,691,510
  Class I...........................................................    840,734
Kemper Small Cap Value Fund
  Class A...........................................................  9,397,357
  Class B...........................................................  8,919,332
  Class C...........................................................  1,734,155
  Class I...........................................................    203,167

Scudder Investors Trust
Scudder Focus Growth Fund
  Class A...........................................................     86,933
  Class B...........................................................     88,495
  Class C...........................................................     87,164

                                                                      Number of
                                                                       Shares
Fund                                                                 Outstanding
----                                                                 -----------
Scudder Research Fund
  Class A...........................................................     127,776
  Class B...........................................................     115,398
  Class C...........................................................     115,398
Scudder S&P 500 Stock Fund
  Class A...........................................................   4,458,093
  Class B...........................................................   1,778,574
  Class C...........................................................     470,684

Kemper Aggressive Growth Fund
  Class A...........................................................   7,273,856
  Class B...........................................................   5,161,582
  Class C...........................................................   1,457,318
Kemper Blue Chip Fund
  Class A...........................................................  30,582,923
  Class B...........................................................  21,768,459
  Class C...........................................................   3,857,746
  Class I...........................................................     473,057
Kemper Floating Rate Fund
  Class A...........................................................   1,930,162
  Class B...........................................................  25,849,878
  Class C...........................................................  12,280,126
Kemper Growth Fund
  Class A........................................................... 148,572,261
  Class B...........................................................  32,975,440
  Class C...........................................................   3,002,187
  Class I...........................................................   1,450,816
Kemper Small Capitalization Equity Fund
  Class A........................................................... 113,078,072
  Class B...........................................................  27,705,026
  Class C...........................................................   3,578,144
  Class I...........................................................   2,839,666
Kemper Strategic Income Fund
  Class A...........................................................  76,982,721
  Class B...........................................................  25,623,669
  Class C...........................................................   3,991,175
Kemper Technology Fund
  Class A........................................................... 143,211,622
  Class B...........................................................  56,751,949
  Class C...........................................................  11,333,296
  Class I...........................................................   2,363,900

                                                                      Number of
                                                                       Shares
Fund                                                                 Outstanding
----                                                                 -----------
Kemper Total Return Fund
  Class A........................................................... 270,184,890
  Class B...........................................................  52,348,607
  Class C...........................................................   6,209,112
  Class I...........................................................   1,067,794
Kemper U.S. Government Securities Fund
  Class A........................................................... 283,599,411
  Class B...........................................................  14,588,669
  Class C...........................................................   4,781,446
  Class I...........................................................     540,274

                                  APPENDIX 7

                       Beneficial Owners of Fund Shares

KEMPER AGGRESSIVE GROWTH FUND

    As of December 31, 2000, 452,701 shares in the aggregate, or 6.68% of the outstanding shares of Kemper Aggressive Growth Fund, Class A were held in the name of Scudder Trust Company, for the benefit of Credence Systems Corp. Sav-ings and Retirement Plan, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 303,985 shares in the aggregate, or 6.45% of the outstanding shares of Kemper Aggressive Growth Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Mary and Aaron Friedman, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 414,767 shares in the aggregate, or 8.08% of the outstanding shares of Kemper Aggressive Growth Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

KEMPER BLUE CHIP FUND

    As of December 31, 2000, 1,708,401 shares in the aggregate, or 7.73% of the outstanding shares of Kemper Blue Chip Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Mayra Tabba, 200 Lib-erty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 414,767 shares in the aggregate, or 8.08% of the outstanding shares of Kemper Blue Chip Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 215,739 shares in the aggregate, or 5.71% of the outstanding shares of Kemper Blue Chip Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 163,801 shares in the aggregate, or 34.93% of the outstanding shares of Kemper Blue Chip Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Zurich Scudder Investments Profit Sharing Plan, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 295,681 shares in the aggregate, or 63.05% of the outstanding shares of Kemper Blue Chip Fund, Class I were held in the name of Zurich Scudder Investments, Profit Sharing Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

KEMPER EQUITY TRUST

    As of December 31, 2000, 1,063,854 shares in the aggregate, or 13.61% of the outstanding shares of Kemper-Dreman Financial Services Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Betty Kapuscinski, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 692,557 shares in the aggregate, or 8.86% of the outstanding shares of Kemper-Dreman Financial Services Fund, Class A were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 402,838 shares in the aggregate, or 5.15% of the outstanding shares of Kemper-Dreman Financial Services Fund, Class A were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 413,976 shares in the aggregate, or 5.29% of the outstanding shares of Kemper-Dreman Financial Services Fund, Class A were held in the name of LINSCO/Private Ledger Corp., 9785 Towne Centre Drive, San Die-go, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 890,131 shares in the aggregate, or 10.14% of the outstanding shares of Kemper-Dreman Financial Services Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,063,854 shares in the aggregate, or 13.61% of the outstanding shares of Kemper-Dreman Financial Services Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Charles Gilchrist, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 756,931 shares in the aggregate, or 8.85% of the outstanding shares of Kemper-Dreman Financial Services Fund, Class B were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 563,865 shares in the aggregate, or 6.59% of the outstanding shares of Kemper-Dreman Financial Services Fund, Class B were held in the name of LINSCO/Private Ledger Corp., 9785 Towne Centre Drive, San Die-go, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 188,001 shares in the aggregate, or 10.39% of the outstanding shares of Kemper-Dreman Financial Services Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 115,555 shares in the aggregate, or 6.38% of the outstanding shares of Kemper-Dreman Financial Services Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 129,886 shares in the aggregate, or 7.17% of the outstanding shares of Kemper-Dreman Financial Services Fund, Class C were held in the name of Raymond James & Associates, Inc., P.O. Box 12749, St. Peters-burg, FL 33733 who may be deemed to be the beneficial owner of certain of these shares.

KEMPER FLOATING RATE FUND

    As of December 31, 2000, 523,145 shares in the aggregate, or 29.37% of the outstanding shares of Kemper Floating Rate Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Dale Bonifas, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 236,783 shares in the aggregate, or 13.29% of the outstanding shares of Kemper Floating Rate Fund, Class A were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 474,081 shares in the aggregate, or 26.61% of the outstanding shares of Kemper Floating Rate Fund, Class A were held in the name of LINSCO/Private Ledger Corp., 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 4,245,655 shares in the aggregate, or 16.77% of the outstanding shares of Kemper Floating Rate Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Charles Matthews Limited Partnership, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,933,799 shares in the aggregate, or 7.64% of the outstanding shares of Kemper Floating Rate Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 4,127,394 shares in the aggregate, or 16.31% of the outstanding shares of Kemper Floating Rate Fund, Class B were held in the name of BHC Securities, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 2,237,936 shares in the aggregate, or 8.84% of the outstanding shares of Kemper Floating Rate Fund, Class B were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 766,285 shares in the aggregate, or 6.74% of the outstanding shares of Kemper Floating Rate Fund, Class C were held in the name of LINSCO/Private Ledger Corp., 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 736,005 shares in the aggregate, or 6.47% of the outstanding shares of Kemper Floating Rate Fund, Class C were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 702,482 shares in the aggregate, or 6.18% of the outstanding shares of Kemper Floating Rate Fund, Class C were held in the name of BHC Securities, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,804,960 shares in the aggregate, or 15.89% of the outstanding shares of Kemper Floating Rate Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,934,371 shares in the aggregate, or 17.03% of the outstanding shares of Kemper Floating Rate Fund, Class C were held in the name of National Financial Services Corp., for the benefit of Charles Matthews Limited Partnership, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

KEMPER GLOBAL/INTERNATIONAL SERIES, INC.

    As of December 31, 2000, 28,774 shares in the aggregate, or 7.61% of the outstanding shares of Kemper Emerging Markets Growth Fund, Class A were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 51,228 shares in the aggregate, or 13.54% of the outstanding shares of Kemper Emerging Markets Growth Fund, Class A were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 16,218 shares in the aggregate, or 6.38% of the outstanding shares of Kemper Emerging Markets Growth Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Patricia Clark, 200 Liberty Street, New York, NY 10281 who may be deemed to be the ben-eficial owner of certain of these shares.

    As of December 31, 2000, 43,787 shares in the aggregate, or 17.23% of the outstanding shares of Kemper Emerging Markets Growth Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 20,564 shares in the aggregate, or 8.09% of the outstanding shares of Kemper Emerging Markets Growth Fund, Class B were held in the name of First Clearing Corp., for the benefit of Pamela Dorne, 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 13,654 shares in the aggregate, or 5.37% of the outstanding shares of Kemper Emerging Markets Growth Fund, Class B were held in the name of Scudder Trust Company, for the benefit of Bill Baker, 11 North-eastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 14,132 shares in the aggregate, or 14.00% of the outstanding shares of Kemper Emerging Markets Growth Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 16,649 shares in the aggregate, or 16.50% of the outstanding shares of Kemper Emerging Markets Growth Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 7,707 shares in the aggregate, or 7.63% of the outstanding shares of Kemper Emerging Markets Growth Fund, Class C were held in the name of Wick's Truck Trailers, Inc. 401k Plan, Omaha, NE 68135 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 81,897 shares in the aggregate, or 7.04% of the outstanding shares of Kemper Global Blue Chip Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 23,521 shares in the aggregate, or 6.34% of the outstanding shares of Kemper Global Blue Chip Fund, Class C were held in the name of Sterling Trust Company, for the benefit of Diana Roy, IRA, P.O. Box 173785, Denver, CO 80217 who may be deemed to be the beneficial owner of cer-tain of these shares.

    As of December 31, 2000, 108,856 shares in the aggregate, or 44.75% of the outstanding shares of Kemper Latin America Fund, Class A were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 13,111 shares in the aggregate, or 12.33% of the outstanding shares of Kemper Latin America Fund, Class B were held in the name of Zurich Scudder Investments, for the benefit of Gary Strausberg, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 8,177 shares in the aggregate, or 7.69% of the outstanding shares of Kemper Latin America Fund, Class B were held in the name of Zurich Scudder Investments, for the benefit of Robert and Maureen Malone, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 7,123 shares in the aggregate, or 6.70% of the outstanding shares of Kemper Latin America Fund, Class B were held in the name of Zurich Scudder Investments, for the benefit of Raymond James & Associates, Inc., P.O. Box 12749, St. Petersburg, FL 33733 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 7,734 shares in the aggregate, or 7.27% of the outstanding shares of Kemper Latin America Fund, Class B were held in the name of LINSCO/Private Ledger Corp., 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,451 shares in the aggregate, or 12.06% of the outstanding shares of Kemper Latin America Fund, Class C were held in the name of Scudder Trust Company, for the benefit of Charles Braun, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 905 shares in the aggregate, or 7.52% of the out-standing shares of Kemper Latin America Fund, Class C were held in the name of Painewebber, Inc., 1000 Harbor Blvd., Weehawken, NJ 07087 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,826 shares in the aggregate, or 15.19% of the outstanding shares of Kemper Latin America Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,172 shares in the aggregate, or 9.75% of the outstanding shares of Kemper Latin America Fund, Class C were held in the name of USAA Investment Management Company, 9800 Fredericksburg Road, San Antonio, TX 78288 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,230 shares in the aggregate, or 10.23% of the outstanding shares of Kemper Latin America Fund, Class C were held in the name of A.G. Edwards & Sons., custodian for the benefit of Gene Behl, Huntington Beach, CA 92647 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,172 shares in the aggregate, or 7.51% of the outstanding shares of Kemper Latin America Fund, Class C were held in the name of Retirement Accounts & Co., custodian for Alice Thornton Bell, IRA, P.O. Box 173785, Denver, CO 80217 who may be deemed to be the beneficial owner of cer-tain of these shares.

    As of December 31, 2000, 279,858 shares in the aggregate, or 7.89% of the outstanding shares of Kemper International Research Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Donald and Theresa Sull, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 193,559 shares in the aggregate, or 5.46% of the outstanding shares of Kemper International Research Fund, Class A were held in the name of Blush & Co., P.O. Box 976, New York, NY 10268 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 219,908 shares in the aggregate, or 6.20% of the outstanding shares of Kemper International Research Fund, Class A were held in the name of Charles Schwab & Company, 101 Montgomery Street, San Francisco, CA 94104 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 13,364 shares in the aggregate, or 22.41% of the outstanding shares of Kemper International Research Fund, Class B were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 3,191 shares in the aggregate, or 5.35% of the outstanding shares of Kemper International Research Fund, Class B were held in the name of Scudder Trust Company, for the benefit of Donna Rigdon Toole, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 4,300 shares in the aggregate, or 7.21% of the outstanding shares of Kemper International Research Fund, Class B were held in the name of Scudder Trust Company, for the benefit of Roxanna Larsen Petti-grew, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the bene-ficial owner of certain of these shares.

    As of December 31, 2000, 13,339 shares in the aggregate, or 71.73% of the outstanding shares of Kemper International Research Fund, Class C were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,337 shares in the aggregate, or 7.19% of the outstanding shares of Kemper International Research Fund, Class C were held in the name of Zurich Scudder Investments, Inc., for the benefit of Seth Grossman, who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,613 shares in the aggregate, or 8.67% of the outstanding shares of Kemper International Research Fund, Class C were held in the name of Canton Radiology Services, Money Purchase Plan, 127 Palm Street, Canton, IL 61520 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,196 shares in the aggregate, or 6.43% of the outstanding shares of Kemper International Research Fund, Class C were held in the name of Scudder Trust Company, for the benefit of Carlos Martinez, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

KEMPER GROWTH FUND

    As of December 31, 2000, 310,691 shares in the aggregate, or 21.90% of the outstanding shares of Kemper Growth Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Zurich Scudder Investments, Inc., 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,049,321 shares in the aggregate, or 73.98% of the outstanding shares of Kemper Growth Fund, Class I were held in the name of Zurich Scudder Investments, Inc. Profit Sharing Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

KEMPER HIGH YIELD SERIES

    As of December 31, 2000, 21,156,052 shares in the aggregate, or 5.70% of the outstanding shares of Kemper High Yield Fund, Class A were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glenn Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 9,775,594 shares in the aggregate, or 7.76% of the outstanding shares of Kemper High Yield Fund, Class B were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glenn Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 11,930,209 shares in the aggregate, or 9.47% of the outstanding shares of Kemper High Yield Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 9,186,099 shares in the aggregate, or 7.29% of the outstanding shares of Kemper High Yield Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Vivette DeLima, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,423,069 shares in the aggregate, or 6.97% of the outstanding shares of Kemper High Yield Fund, Class C were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glenn Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,171,359 shares in the aggregate, or 5.74% of the outstanding shares of Kemper High Yield Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 2,054,853 shares in the aggregate, or 10.07% of the outstanding shares of Kemper High Yield Fund, Class C were held in the name of National Financial Services Corp., for the benefit of Mobley McLean Shoe, Inc., 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,293,097 shares in the aggregate, or 6.33% of the outstanding shares of Kemper High Yield Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of custom-ers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 753,837 shares in the aggregate, or 34.32% of the outstanding shares of Kemper High Yield Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Zurich Scudder Investments Profit Sharing Plan, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,410,966 shares in the aggregate, or 75.06% of the outstanding shares of Kemper High Yield Fund, Class I were held in the name of Zurich Scudder Investments, Profit Sharing Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 220,626 shares in the aggregate, or 14.40% of the outstanding shares of Kemper High Yield Opportunity Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Kenneth and Ingrid Stowe, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 172,911 shares in the aggregate, or 11.28% of the outstanding shares of Kemper High Yield Opportunity Fund, Class A were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glenn Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 151,735 shares in the aggregate, or 9.90% of the outstanding shares of Kemper High Yield Opportunity Fund, Class A were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 557,897 shares in the aggregate, or 37.36% of the outstanding shares of Kemper High Yield Opportunity Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 76,459 shares in the aggregate, or 27.56% of the outstanding shares of Kemper High Yield Opportunity Fund, Class C were held in the name of National Financial Services Corp., for the benefit of William Stark, 200 Liberty Street, New York, NY 10281 who may be deemed to be the ben-eficial owner of certain of these shares.

    As of December 31, 2000, 18,515 shares in the aggregate, or 6.67% of the outstanding shares of Kemper High Yield Opportunity Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 29,434 shares in the aggregate, or 10.61% of the outstanding shares of Kemper High Yield Opportunity Fund, Class C were held in the name of Prudential Securities, for the benefit of Franklin Bell, IRA, 1 New York Plaza, New York, NY 10004 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 20,036 shares in the aggregate, or 7.22% of the outstanding shares of Kemper High Yield Opportunity Fund, Class C were held in the name of Resources Trust Corp., for the benefit of Herman Levine, IRA, P.O. Box 5900, Denver, CO 80217 who may be deemed to be the beneficial owner of certain of these shares.

KEMPER SMALL CAPITALIZATION EQUITY FUND

    As of December 31, 2000, 6,245,149 shares in the aggregate, or 5.49% of the outstanding shares of Kemper Small Capitalization Equity Fund, Class A were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 7,815,711 shares in the aggregate, or 6.88% of the outstanding shares of Kemper Small Capitalization Equity Fund, Class A were held in the name of Merrill Lynch Trust, Trustee for Chrysler 401K Plan, 265 Davidson Avenue, Somerset, NJ 08873 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 753,467 shares in the aggregate, or 26.73% of the outstanding shares of Kemper Small Capitalization Equity Fund, Class I were held in the name of Zurich Scudder Investments, Inc. Profit Sharing Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,979,777 shares in the aggregate, or 70.25% of the outstanding shares of Kemper Small Capitalization Equity Fund, Class I were held in the name of Zurich Scudder Investments, Inc. Profit Sharing Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

KEMPER STATE TAX-FREE INCOME SERIES

    As of December 31, 2000, 7,315,749 shares in the aggregate, or 7.11% of the outstanding shares of Kemper California Tax-Free Income Fund, Class A were held in the name of Smith Barney, Inc., Mutual Fund Dept., 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 7,649,314 shares in the aggregate, or 7.43% of the outstanding shares of Kemper California Tax-Free Income Fund, Class A were held in the name of BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 6,630,865 shares in the aggregate, or 6.63% of the outstanding shares of Kemper California Tax Free-Income Fund, Class A were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 7,898,873 shares in the aggregate, or 7.67% of the outstanding shares of Kemper California Tax-Free Income Fund, Class A were held in the name of Dean, Witter, Reynolds, Inc., 5 World Trade Center, New York, NY 10048 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 510,403 shares in the aggregate, or 11.71% of the outstanding shares of Kemper California Tax-Free Income Fund, Class B were held in the name of National Financial Services Corp., 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 218,672 shares in the aggregate, or 5.01% of the outstanding shares of Kemper California Tax-Free Income Fund, Class B were held in the name of Smith Barney, Inc., Mutual Fund Dept., 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 429,229 shares in the aggregate, or 9.84% of the outstanding shares of Kemper California Tax-Free Income Fund, Class B were held in the name of BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 290,208 shares in the aggregate, or 6.65% of the outstanding shares of Kemper California Tax-Free Income Fund, Class B were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 396,657 shares in the aggregate, or 9.10% of the outstanding shares of Kemper California Tax-Free Income Fund, Class B were held in the name of Dean, Witter, Reynolds, Inc., 5 World Trade Center, New York, NY 10048 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 51,394 shares in the aggregate, or 6.45% of the outstanding shares of Kemper California Tax-Free Income Fund, Class C were held in the name of Zurich Scudder Investments, Inc., for the benefit of Hel-ena Hale Living Trust, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 306,934 shares in the aggregate, or 38.52% of the outstanding shares of Kemper California Tax-Free Income Fund, Class C were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 174,264 shares in the aggregate, or 21.87% of the outstanding shares of Kemper California Tax-Free Income Fund, Class C were held in the name of Wedbush Morgan Securities, P.O. Box 30014, Los Angeles, CA 90030 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 493,013 shares in the aggregate, or 6.43% of the outstanding shares of Kemper Florida Tax-Free Income Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Dorothea Cruice, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 930,143 shares in the aggregate, or 12.13% of the outstanding shares of Kemper Florida Tax-Free Income Fund, Class A were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 38,517 shares in the aggregate, or 6.32% of the outstanding shares of Kemper Florida Tax-Free Income Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Lottie Strickland, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 41,975 shares in the aggregate, or 6.89% of the outstanding shares of Kemper Florida Tax-Free Income Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 114,183 shares in the aggregate, or 18.75% of the outstanding shares of Kemper Florida Tax-Free Income Fund, Class B were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 50,957 shares in the aggregate, or 8.36% of the outstanding shares of Kemper Florida Tax-Free Income Fund, Class B were held in the name of Legg, Mason, Wood, Walker, Inc. P.O. Box 1476, Baltimore, MD 21203 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 18,916 shares in the aggregate, or 15.42% of the outstanding shares of Kemper Florida Tax-Free Income Fund, Class C were held in the name of National Financial Services Corp., for the benefit of David and Mary Pinkham, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 13,059 shares in the aggregate, or 10.64% of the outstanding shares of Kemper Florida Tax-Free Income Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 7,444 shares in the aggregate, or 6.06% of the outstanding shares of Kemper Florida Tax-Free Income Fund, Class C were held in the name of BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 42,172 shares in the aggregate, or 34.37% of the outstanding shares of Kemper Florida Tax-Free Income Fund, Class C were held in the name of Southwest Securities Inc., for the benefit of Patricia Kaighin, P.O. Box 509002, Dallas, TX 75250 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 15,322 shares in the aggregate, or 12.49% of the outstanding shares of Kemper Florida Tax-Free Income Fund, Class C were held in the name of LINSCO/Private Ledger Corp., 9785 Towne Center Drive, San Die-go, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 2,810,648 shares in the aggregate, or 14.68% of the outstanding shares of Kemper New York Tax-Free Income Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Da-nielle Rozgon, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 252,149 shares in the aggregate, or 21.76% of the outstanding shares of Kemper New York Tax-Free Income Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Carmel and Paul Grech, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 67,353 shares in the aggregate, or 5.81% of the outstanding shares of Kemper New York Tax-Free Income Fund, Class B were held in the name of Smith Barney, Inc., Mutual Fund Dept., 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 58,212 shares in the aggregate, or 5.02% of the outstanding shares of Kemper New York Tax-Free Income Fund, Class B were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 69,741 shares in the aggregate, or 20.25% of the outstanding shares of Kemper New York Tax-Free Income Fund, Class C were held in the name of Painewebber, for the benefit of Diane Riklis, 1000 Harbor Blvd., Weehawken, NJ 07087 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 74,852 shares in the aggregate, or 21.82% of the outstanding shares of Kemper New York Tax-Free Income Fund, Class C were held in the name of Advest Inc., 90 State House Square, Hartford, CT 06103 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 77,589 shares in the aggregate, or 22.62% of the outstanding shares of Kemper New York Tax-Free Income Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 143,374 shares in the aggregate, or 5.76% of the outstanding shares of Kemper Ohio Tax-Free Income Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Nancy Young, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 822,822 shares in the aggregate, or 33.06% of the outstanding shares of Kemper Ohio Tax-Free Income Fund, Class A were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 130,065 shares in the aggregate, or 12.15% of the outstanding shares of Kemper Ohio Tax-Free Income Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Ralph Povenmire, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 57,950 shares in the aggregate, or 5.41% of the outstanding shares of Kemper Ohio Tax-Free Income Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 458,505 shares in the aggregate, or 42.83% of the outstanding shares of Kemper Ohio Tax-Free Income Fund, Class B were held in the name of BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 75,367 shares in the aggregate, or 7.04% of the outstanding shares of Kemper Ohio Tax-Free Income Fund, Class B were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 62,518 shares in the aggregate, or 5.84% of the outstanding shares of Kemper Ohio Tax-Free Income Fund, Class B were held in the name of Carey & Co., care of Huntington National Bank, P.O. Box 1558, Co-lumbus, OH 43215 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 12,088 shares in the aggregate, or 5.15% of the outstanding shares of Kemper Ohio Tax-Free Income Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of cus-tomers, 4800 Deer Lake Drive East, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 131,467 shares in the aggregate, or 56.10% of the outstanding shares of Kemper Ohio Tax-Free Income Fund, Class C were held in the name of BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 39,300 shares in the aggregate, or 16.77% of the outstanding shares of Kemper Ohio Tax-Free Income Fund, Class C were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 17,408 shares in the aggregate, or 7.42% of the outstanding shares of Kemper Ohio Tax-Free Income Fund, Class C were held in the name of Zurich Scudder Investments, Inc., for the benefit of Kathleen Fayen, 345 Park Avenue, New York, NY 10154 who may be deemed to be the benefi-cial owner of certain of these shares.

KEMPER STRATEGIC INCOME FUND

    As of December 31, 2000, 990,965 shares in the aggregate, or 15.01% of the outstanding shares of Kemper Strategic Income Fund, Class A were held in the name of Scudder Trust Company, for the benefit of Angelo's Crushed Concrete 401k Plan, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 444,498 shares in the aggregate, or 6.73% of the outstanding shares of Kemper Strategic Income Fund, Class A were held in the name of Verb. & Co., for the benefit of Community Foundation, 4380 SW Macadam Avenue, Portland, OR 97201 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 2,724,921 shares in the aggregate, or 10.47% of the outstanding shares of Kemper Strategic Income Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Neva Propps, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 3,824,164 shares in the aggregate, or 14.70% of the outstanding shares of Kemper Strategic Income Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,353,874 shares in the aggregate, or 5.20% of the outstanding shares of Kemper Strategic Income Fund, Class B were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the exclusive bene-fit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,481,673 shares in the aggregate, or 5.69% of the outstanding shares of Kemper Strategic Income Fund, Class B were held in the name of BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,635,480 shares in the aggregate, or 6.28% of the outstanding shares of Kemper Strategic Income Fund, Class B were held in the name of First Clearing Corp., for the benefit of Teresa and Michael Hollo-way, 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 516,551 shares in the aggregate, or 12.92% of the outstanding shares of Kemper Strategic Income Fund, Class C were held in the name of National Financial Services Corp., for the benefit of Lisa Cohen-Kiraly, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 453,478 shares in the aggregate, or 11.34% of the outstanding shares of Kemper Strategic Income Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 396,234 shares in the aggregate, or 9.91% of the outstanding shares of Kemper Strategic Income Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the exclusive benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 50,252 shares in the aggregate, or 91.28% of the outstanding shares of Kemper Strategic Income Fund, Class I were held in the name of Zurich Scudder Investments, Profit Sharing Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 4,510 shares in the aggregate, or 8.19% of the outstanding shares of Kemper Strategic Income Fund, Class I were held in the name of Zurich Scudder Investments, Money Purchase Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

KEMPER TARGET EQUITY FUND

    As of December 31, 2000, 566,112 shares in the aggregate, or 6.50% of the outstanding shares of Kemper Target 2010 Fund were held in the name of Na-tional Financial Services Corp., for the benefit of Susan Gentile, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 645,018 shares in the aggregate, or 7.41% of the outstanding shares of Kemper Target 2010 Fund were held in the name of Donald-son, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 513,363 shares in the aggregate, or 5.89% of the outstanding shares of Kemper Target 2010 Fund were held in the name of First Clearing Corporation, 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 797,562 shares in the aggregate, or 7.65% of the outstanding shares of Kemper Target 2011 Fund were held in the name of Na-tional Financial Services Corp., for the benefit of Thomas Parker, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 652,765 shares in the aggregate, or 6.26% of the outstanding shares of Kemper Target 2011 Fund were held in the name of Donald-son, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 718,916 shares in the aggregate, or 6.56% of the outstanding shares of Kemper Retirement Fund, Series III were held in the name of National Financial Services Corp., for the benefit of David Taylor Chiro-practic Profit Sharing Plan, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 857,657 shares in the aggregate, or 7.82% of the outstanding shares of Kemper Retirement Fund, Series III were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 782,475 shares in the aggregate, or 7.55% of the outstanding shares of Kemper Retirement Fund, Series IV were held in the name of National Financial Services Corp., for the benefit of Judy Behn, 200 Lib-erty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 914,618 shares in the aggregate, or 8.83% of the outstanding shares of Kemper Retirement Fund, Series IV were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 546,430 shares in the aggregate, or 5.27% of the outstanding shares of Kemper Retirement Fund, Series IV were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,073,638 shares in the aggregate, or 9.25% of the outstanding shares of Kemper Retirement Fund, Series V were held in the name of National Financial Services Corp., for the benefit of Mitchell Darer, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 859,599 shares in the aggregate, or 7.23% of the outstanding shares of Kemper Retirement Fund, Series V were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 744,342 shares in the aggregate, or 13.16% of the outstanding shares of Kemper Retirement Fund, Series VI were held in the name of National Financial Services Corp., for the benefit of Anne Judith Dodge, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 437,955 shares in the aggregate, or 7.74% of the outstanding shares of Kemper Retirement Fund, Series VI were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 683,393 shares in the aggregate, or 16.72% of the outstanding shares of Kemper Retirement Fund, Series VII were held in the name of National Financial Services Corp., for the benefit of Melanie Zuik, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 360,465 shares in the aggregate, or 8.82% of the outstanding shares of Kemper Retirement Fund, Series VII were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 242,249 shares in the aggregate, or 9.39% of the outstanding shares of Kemper Worldwide 2004 Fund were held in the name of Na-tional Financial Services Corp., for the benefit of Anne & Michael Malone, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 161,752 shares in the aggregate, or 6.27% of the outstanding shares of Kemper Worldwide 2004 Fund were held in the name of Don-aldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 176,950 shares in the aggregate, or 6.86% of the outstanding shares of Kemper Worldwide 2004 Fund were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

KEMPER TECHNOLOGY FUND

    As of December 31, 2000, 5,047,069 shares in the aggregate, or 8.88% of the outstanding shares of Kemper Technology Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Carolyn Muller, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 5,353,200 shares in the aggregate, or 9.42% of the outstanding shares of Kemper Technology Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 592,446 shares in the aggregate, or 5.36% of the outstanding shares of Kemper Technology Fund, Class C were held in the name of National Financial Services Corp., for the benefit of Mary Nicklas, 200 Lib-erty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 950,908 shares in the aggregate, or 8.61% of the outstanding shares of Kemper Technology Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 795,319 shares in the aggregate, or 7.20% of the outstanding shares of Kemper Technology Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 524,158 shares in the aggregate, or 23.17% of the outstanding shares of Kemper Technology Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Zurich Scudder Investments, Inc. Profit Sharing Plan, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,672,964 shares in the aggregate, or 73.96% of the outstanding shares of Kemper Technology Fund, Class I were held in the name of Zurich Scudder Investments, Inc. Profit Sharing Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

KEMPER TOTAL RETURN FUND

    As of December 31, 2000, 2,963,578 shares in the aggregate, or 5.58% of the outstanding shares of Kemper Total Return Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Richard and Janeen Miller, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 2,655,533 shares in the aggregate, or 5.00% of the outstanding shares of Kemper Total Return Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 422,528 shares in the aggregate, or 7.16% of the outstanding shares of Kemper Total Return Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 431,614 shares in the aggregate, or 7.31% of the outstanding shares of Kemper Total Return Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the bene-ficial owner of certain of these shares.

    As of December 31, 2000, 241,433 shares in the aggregate, or 22.56% of the outstanding shares of Kemper Total Return Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Zurich Scudder Investments, Inc., 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 803,345 shares in the aggregate, or 75.06% of the outstanding shares of Kemper Total Return Fund, Class I were held in the name of Zurich Scudder Investments, Inc. Profit Sharing Plan for the benefit of Zu-rich Scudder Investments, Inc., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

KEMPER U.S. GOVERNMENT SECURITIES FUND

    As of December 31, 2000, 884,265 shares in the aggregate, or 5.96% of the outstanding shares of Kemper U.S. Government Securities Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Arshalus Tahan, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,535,642 shares in the aggregate, or 10.35% of the outstanding shares of Kemper U.S. Government Securities Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 953,463 shares in the aggregate, or 6.43% of the outstanding shares of Kemper U.S. Government Securities Fund, Class B were held in the name of Merrill, Lynch, Pierce Fenner and Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 82,652 shares in the aggregate, or 16.43% of the outstanding shares of Kemper U.S. Government Securities Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Zurich Scudder Investments Profit Sharing Plan, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 280,031 shares in the aggregate, or 55.66% of the outstanding shares of Kemper U.S. Government Securities Fund, Class I were held in the name of Zurich Scudder Investments, Profit Sharing Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 49,222 shares in the aggregate, or 9.78% of the outstanding shares of Kemper U.S. Government Securities Fund, Class I were held in the name of State Street Bank and Trust Company, Custodian for Farm-er's Mutual Funds: Balanced Portfolio, 1 Heritage Drive, Quincy, MA 02171 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 36,249 shares in the aggregate, or 7.20% of the outstanding shares of Kemper U.S. Government Securities Fund, Class I were held in the name of State Street Bank and Trust Company, Custodian for Farm-er's Mutual Funds: Income with Growth Portfolio, 1 Heritage Drive, Quincy, MA 02171 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 37,994 shares in the aggregate, or 7.55% of the outstanding shares of Kemper U.S. Government Securities Fund, Class I were held in the name of State Street Bank and Trust Company, Custodian for Farm-er's Mutual Funds: Growth with Income Portfolio, 1 Heritage Drive, Quincy, MA 02171 who may be deemed to be the beneficial owner of certain of these shares.

KEMPER VALUE SERIES, INC.

    As of December 31, 2000, 990,965 shares in the aggregate, or 15.01% of the outstanding shares of Kemper Contrarian Fund, Class A were held in the name of Scudder Trust Company, for the benefit of Angelo's Crushed Concrete 401k Plan, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 444,498 shares in the aggregate, or 6.73% of the outstanding shares of Kemper Contrarian Fund, Class A were held in the name of Verb. & Co., for the benefit of Community Foundation, 4380 SW Macadam Avenue, Portland, OR 97201 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 366,593 shares in the aggregate, or 9.52% of the outstanding shares of Kemper Contrarian Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Joan Roalf, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 278,166 shares in the aggregate, or 7.22% of the outstanding shares of Kemper Contrarian Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 119,128 shares in the aggregate, or 16.42% of the outstanding shares of Kemper Contrarian Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 50,252 shares in the aggregate, or 91.28% of the outstanding shares of Kemper Contrarian Fund, Class I were held in the name of Zurich Scudder Investments, Profit Sharing Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 4,510 shares in the aggregate, or 8.19% of the outstanding shares of Kemper Contrarian Fund, Class I were held in the name of Zurich Scudder Investments, Money Purchase Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 4,134,501 shares in the aggregate, or 8.36% of the outstanding shares of Kemper-Dreman High Return Equity Fund, Class A were held in the name of National Financial Services Corp., for the benefit of T.R. Thiaga-Rajan, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 2,715,056 shares in the aggregate, or 5.49% of the outstanding shares of Kemper-Dreman High Return Equity Fund, Class A were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 2,671,243 shares in the aggregate, or 5.40% of the outstanding shares of Kemper-Dreman High Return Equity Fund, Class A were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francis-co, CA 94104 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 4,905,671 shares in the aggregate, or 11.93% of the outstanding shares of Kemper-Dreman High Return Equity Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Samuel Shaver, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 4,176,481 shares in the aggregate, or 10.15% of the outstanding shares of Kemper-Dreman High Return Equity Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 2,304,212 shares in the aggregate, or 5.60% of the outstanding shares of Kemper-Dreman High Return Equity Fund, Class B were held in the name of Merrill, Lynch, Pierce Fenner and Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 2,055,958 shares in the aggregate, or 5.00% of the outstanding shares of Kemper-Dreman High Return Equity Fund, Class B were held in the name of First Clearing Corp., for the benefit of Charles Dolloff, 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the ben-eficial owner of certain of these shares.

    As of December 31, 2000, 2,142,330 shares in the aggregate, or 5.21% of the outstanding shares of Kemper-Dreman High Return Equity Fund, Class B were held in the name of Dean Witter Reynolds, for the benefit of William Breadon, 5 World Trade Center, New York, NY 10048 who may be deemed to be the benefi-cial owner of certain of these shares.

    As of December 31, 2000, 796,080 shares in the aggregate, or 9.32% of the outstanding shares of Kemper-Dreman High Return Equity Fund, Class C were held in the name of National Financial Services Corp., for the benefit of Sidney Wolpert, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 590,369 shares in the aggregate, or 6.91% of the outstanding shares of Kemper-Dreman High Return Equity Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,141,255 shares in the aggregate, or 13.36% of the outstanding shares of Kemper-Dreman High Return Equity Fund, Class C were held in the name of Merrill, Lynch, Pierce Fenner and Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 211,472 shares in the aggregate, or 26.50% of the outstanding shares of Kemper-Dreman High Return Equity Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Zurich Scudder In-vestments Profit Sharing Plan, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 436,067 shares in the aggregate, or 54.65% of the outstanding shares of Kemper-Dreman High Return Equity Fund, Class I were held in the name of Zurich Scudder Investments, Profit Sharing Plan, 345 Park Ave-nue, New York, NY 10154 who may be deemed to be the beneficial owner of cer-tain of these shares.

    As of December 31, 2000, 74,300 shares in the aggregate, or 9.31% of the outstanding shares of Kemper-Dreman High Return Equity Fund, Class I were held in the name of Wells Fargo Bank, for the benefit of high return equity, P.O. Box 1533, Minneapolis, MN 55480 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 544,731 shares in the aggregate, or 6.03% of the outstanding shares of Kemper Small Cap Value Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Kevin Lindholm, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 474,020 shares in the aggregate, or 5.25% of the outstanding shares of Kemper Small Cap Value Fund, Class A were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 874,115 shares in the aggregate, or 9.74% of the outstanding shares of Kemper Small Cap Value Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Peggy Sleeper, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 743,436 shares in the aggregate, or 8.28% of the outstanding shares of Kemper Small Cap Value Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 666,035 shares in the aggregate, or 7.42% of the outstanding shares of Kemper Small Cap Value Fund, Class B were held in the name of Merrill, Lynch, Pierce Fenner and Smith, 4800 Deer Lake Drive, Jack-sonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 97,660 shares in the aggregate, or 5.56% of the outstanding shares of Kemper Small Cap Value Fund, Class C were held in the name of National Financial Services Corp., for the benefit of Shirley Baumann, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 323,648 shares in the aggregate, or 18.43% of the outstanding shares of Kemper Small Cap Value Fund, Class C were held in the name of Merrill, Lynch, Pierce Fenner and Smith, 4800 Deer Lake Drive, Jack-sonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 211,59X,695 shares in the aggregate, or 30.77% of the outstanding shares of Kemper Small Cap Value Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Zurich Scudder Invest-ments Profit Sharing Plan, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 129,010 shares in the aggregate, or 66.49% of the outstanding shares of Kemper Small Cap Value Fund, Class I were held in the name of Zurich Scudder Investments, Profit Sharing Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

SCUDDER INVESTORS TRUST

    As of December 31, 2000, 36,090 shares in the aggregate, or 99.98% of the outstanding shares of Kemper Small Cap Value+Growth Fund, Class A were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 36,109 shares in the aggregate, or 99.98% of the outstanding shares of Kemper Small Cap Value+Growth Fund, Class B were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 36,109 shares in the aggregate, or 99.98% of the outstanding shares of Kemper Small Cap Value+Growth Fund, Class C were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 86,820 shares in the aggregate, or 99.98% of the outstanding shares of Scudder Focus Growth Fund, Class A were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 87,156 shares in the aggregate, or 98.81% of the outstanding shares of Scudder Focus Growth Fund, Class B were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 87,156 shares in the aggregate, or 99.99% of the outstanding shares of Scudder Focus Growth Fund, Class C were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 115,212 shares in the aggregate, or 90.18% of the outstanding shares of Scudder Research Fund, Class A were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 8,707 shares in the aggregate, or 6.81% of the outstanding shares of Scudder Research Fund, Class A were held in the name of Zurich Scudder Investments, Inc., for the benefit of Ed Villani, 345 Park Ave-nue, New York, NY 10154 who may be deemed to be the beneficial owner of cer-tain of these shares.

    As of December 31, 2000, 115,390 shares in the aggregate, or 99.99% of the outstanding shares of Scudder Research Fund, Class B were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 115,391 shares in the aggregate, or 99.19% of the outstanding shares of Scudder Research Fund, Class C were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 308,976 shares in the aggregate, or 9.78% of the outstanding shares of Scudder S&P 500 Stock Fund, Class A were held in the name of Scudder Trust Company, for the benefit of Credence Systems, 11 North-eastern Blvd., Salem NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 176,640 shares in the aggregate, or 5.59% of the outstanding shares of Scudder S&P 500 Stock Fund, Class A were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 87,156 shares in the aggregate, or 98.81% of the outstanding shares of Scudder S&P 500 Stock Fund, Class B were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 175,876 shares in the aggregate, or 48.82% of the outstanding shares of Scudder S&P 500 Stock Fund, Class C were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

                                  APPENDIX 8

             Fund Shares Owned by Nominees and Trustees/Directors

    Many of the nominees and Trustees/Directors own shares of the series of each Trust/Corporation and of other funds in the Kemper Family of Funds, allo-cating their investments among such funds based on their individual investment needs. The following tables set forth, for each nominee and Trustee/Director, the number of shares of each series of each Trust/Corporation owned as of De-cember 31, 2000. As of December 31, 2000, no Trustee/Director, nominee or of-ficer of a Trust/Corporation owned any shares of Kemper Ohio Tax-Free Income Fund, Kemper Latin America Fund, Kemper Emerging Markets Growth Fund, Kemper Target 2010 Fund, Kemper Target 2011 Fund, Kemper Retirement Fund--Series III, Kemper Retirement Fund--Series IV, Kemper Retirement Fund--Series VI, Kemper Retirement Fund--Series VII or Kemper Small Cap Value+Growth Fund. In addi-tion, the last column in the chart represents the aggregate dollar value of all shareholdings as of December 31, 2000 of each Trustee/Director or nominee in all funds in the Kemper Family of Funds for which such person is a board member or nominee. The information as to beneficial ownership is based on statements furnished to each Trust/Corporation by each nominee and Trustee/Director. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Unless otherwise noted, each nominee's and Trustee/Director's individual shareholdings of each class of any series of each Trust/Corporation constitute less than 1% of the outstanding shares of such class. Unless otherwise noted, as a group, the Trustees/Directors and of-ficers of each Trust/Corporation own less than 1% of the shares of each class of any series of each Trust/Corporation. For each Fund that has multiple clas-ses of shares, all ownership is of Class A shares.

                                                 Kemper-           Kemper       Kemper                            Kemper
                        Kemper                   Dreman    Kemper  Global       Inter-              Kemper      High Yield
                      Aggressive    Kemper      Financial Floating  Blue       national Kemper       High         Oppor-
    Name of             Growth     Blue Chip    Services    Rate    Chip       Research Growth      Yield         tunity
 rustee/DirectorT        Fund        Fund         Fund      Fund    Fund         Fund    Fund        Fund          Fund
----------------      ----------   ---------    --------- -------- ------      -------- ------      ------      ----------
 James E. Akins..        N/A           N/A           0        0        0            0      N/A         N/A           N/A
 John W.
 Ballantine......          0             0           0        0        0            0        0           0             0
 Lewis A.
 Burnham.........          0             0           0        0        0            0        0           0        78,566*
 Mark S. Casady..          0             0           0        0        0            0        0           0             0
 Linda C.
 Coughlin........        260           254           0        0      399            0      375         880           890
 Donald L.
 Dunaway.........        661(/1/)    5,738(/2/)    100      203    1,962(/3/)     153   13,979(/4/) 81,144(/3/)        0
 James R. Edgar..          0             0           0        0        0            0        0           0             0
 William F.
 Glavin..........          0             0           0        0        0            0        0           0             0
 Arthur R.
 Gottschalk......        N/A           N/A           0        0        0            0      N/A         N/A           N/A
 Robert B.
 Hoffman.........          0             0           0        0        0            0      953           0         1,139
 Donald R.
 Jones...........          0             0         N/A      N/A      N/A          N/A        0           0             0
 Frederick T.
 Kelsey..........        N/A           N/A           0        0        0        1,000      N/A         N/A           N/A
 Shirley D.
 Peterson........          0           581           0        0        0            0    1,982           0             0
 Kathryn L.
 Quirk...........        N/A           N/A           0        0        0            0      N/A         N/A           N/A
 Fred B.
 Renwick.........          0             0           0        0        0            0        0           0             0
 William P.
 Sommers.........          0             0           0        0        0            0    1,410           0             0
 John G.
 Weithers........          0             0           0        0        0          300      563(/6/)      0             0
 All
 Trustees/Directors,
 Nominees and
 Officers as a
 Group...........        911         5,992         100      203    2,361        1,453   23,109      82,324        80,595**
                                       Kemper        Kemper      Kemper
                      Kemper Small    Florida      California   New York
                        Capitali-     Tax-Free      Tax-Free    Tax-Free
    Name of           zation Equity    Income        Income      Income
 rustee/DirectorT         Fund          Fund          Fund        Fund
----------------      --------------- ------------ ------------ -----------
 James E. Akins..           N/A          N/A          N/A         N/A
 John W.
 Ballantine......             0            0            0           0
 Lewis A.
 Burnham.........        11,374            0            0           0
 Mark S. Casady..             0            0            0           0
 Linda C.
 Coughlin........           898            0            0           0
 Donald L.
 Dunaway.........        18,113(/5/)     110(/3/)     191(/3/)    101(/3/)
 James R. Edgar..             0            0            0           0
 William F.
 Glavin..........             0            0            0           0
 Arthur R.
 Gottschalk......           N/A          N/A          N/A         N/A
 Robert B.
 Hoffman.........        15,075            0            0           0
 Donald R.
 Jones...........             0            0            0           0
 Frederick T.
 Kelsey..........           N/A          N/A          N/A         N/A
 Shirley D.
 Peterson........         2,074            0            0           0
 Kathryn L.
 Quirk...........           N/A          N/A          N/A         N/A
 Fred B.
 Renwick.........             0            0            0           0
 William P.
 Sommers.........         6,048        5,706            0           0
 John G.
 Weithers........             0            0            0           0
 All
 Trustees/Directors,
 Nominees and
 Officers as a
 Group...........        56,450        5,816          191         101

----
 * As of December 31, 2000, Mr. Burnham owned approximately 5.13% of the outstanding Class A shares of Kemper High Yield Opportunity Fund.
 ** As a group, as of December 31, 2000, the Trustees and officers owned 80,595 shares, which represented approximately 5.26% of the outstanding Class A shares of Kemper High Yield Opportunity Fund.
(/1/)Mr. Dunaway does not have voting power with respect to 153 shares. (/2/)2,807 shares are held by joint ownership. 2,144 shares are held in a
     Keogh account and 787 shares are held in an IRA account.
(/3/)Shares are held by joint ownership.
(/4/)2,627 shares are held by joint ownership. Mr. Dunaway does not have vot-
     ing power with respect to 2,829 shares.
(/5/)2,148 shares are held by joint ownership. 12,467 shares are held in a
     Keogh account and 3,498 shares are held in an IRA account.
(/6/)Shares are held in an IRA account.

                                                                              Kemper              Kemper-
                                   Kemper     Kemper                           U.S.               Dreman       Kemper
                      Kemper      Retire-     World-     Kemper      Kemper  Govern-   Kemper      High        Small       Scudder
                     Strategic      ment       wide      Tech-       Total     ment    Cont-      Return        Cap         Focus
    Name of           Income       Fund-       2004      nology      Return Securities rarian     Equity       Value       Growth
Trustee/Director       Fund       Series V     Fund       Fund        Fund     Fund     Fund       Fund         Fund        Fund
----------------     ---------    --------    ------     ------      ------ ---------- ------     -------      ------      -------
James E. Akins..         N/A          0          0          N/A         N/A     N/A       0       15,000       4,009           0
John W.
Ballantine......           0          0          0            0           0       0       0            0           0           0
Lewis A.
Burnham.........           0          0          0       19,633           0       0       0            0           0           0
Mark S. Casady..           0          0          0        1,723           0       0       0          497           0           0
Linda C.
Coughlin........           0          0          0          257           0       0       0            0         271           0
Donald L.
Dunaway.........         241(/3/)     0          0        8,207(/7/)  9,191     128      62           39          64         106
James R. Edgar..           0          0          0            0           0       0       0            0           0           0
William F.
Glavin..........           0          0          0            0           0       0       0            0           0           0
Arthur R.
Gottschalk......         N/A          0          0          N/A         N/A     N/A       0            0           0           0
Robert B.
Hoffman.........       1,335          0          0        1,243       1,147     571       0            0           0           0
Donald R.
Jones...........           0          0          0            0           0       0     N/A          N/A         N/A         N/A
Frederick T.
Kelsey..........         N/A          0          0          N/A         N/A     N/A       0            0           0           0
Shirley D.
Peterson........           0          0          0          501           0   1,633       0            0           0           0
Kathryn L.
Quirk...........         N/A          0          0          N/A         N/A     N/A     N/A          N/A         N/A           0
Fred B.
Renwick.........           0          0          0            0           0       0     164          140         112           0
William P.
Sommers.........           0          0          0        1,421         853       0       0          161         167           0
John G.
Weithers........           0        382(/6/)   357(/6/)     366(/6/)      0       0     325(/6/)     277(/6/)    225(/6/)      0
All
Trustees/Directors,
Nominees and
Officers as a
Group...........       1,576        382        357       31,628      22,735   2,332     589       15,617       4,848         106
                                        Aggregate Dollar
                                            Value of
                                           Holdings in
                                Scudder   Kemper Funds
                     Scudder    S&P 500  For Which Each
    Name of          Research    Stock  Person is a Board
Trustee/Director       Fund      Fund   Member or Nominee
----------------     ---------- ------- -----------------
James E. Akins..          0         0     $  626,903.44
John W.
Ballantine......          0         0     $   75,486.13
Lewis A.
Burnham.........          0         0     $1,340,184.39
Mark S. Casady..          0         0     $   50,562.09
Linda C.
Coughlin........          0         0     $   59,963.12
Donald L.
Dunaway.........         99       122     $1,553,693.30
James R. Edgar..          0         0                 0
William F.
Glavin..........          0         0                 0
Arthur R.
Gottschalk......        N/A         0                 0
Robert B.
Hoffman.........          0         0     $1,357,197.94
Donald R.
Jones...........        N/A       N/A     $  618,763.72
Frederick T.
Kelsey..........          0         0     $  177,117.00
Shirley D.
Peterson........          0         0     $  211,323.08
Kathryn L.
Quirk...........          0         0                 0
Fred B.
Renwick.........          0         0     $   16,183.12
William P.
Sommers.........          0         0     $  481,266.32
John G.
Weithers........          0         0     $  153,882.29
All
Trustees/Directors,
Nominees and
Officers as a
Group...........      2,642***    122               N/A

----
*** As a group, as of December 31, 2000, the Trustees and officers owned 2,543 shares, which represented approximately 1.99% of the outstanding Class A shares of Scudder Research Fund.
(/3/)  Shares are held by joint ownership.
(/6/)  Shares are held in an IRA account.
(/7/)  4,309 shares are held by joint ownership.

Thank you
                                           for mailing your proxy card promptly!


                              We appreciate your

                            continuing support and

                            look forward to serving

                         your future investment needs.

Kemper Funds

 . Kemper Aggressive Growth Fund
 . Kemper Blue Chip Fund
 . Kemper California Tax-Free Income Fund
 . Kemper Contrarian Fund
 . Kemper-Dreman Financial Services Fund
 . Kemper-Dreman High Return Equity Fund
 . Kemper Floating Rate Fund
 . Kemper Florida Tax-Free Income Fund
 . Kemper Growth Fund
 . Kemper High Yield Fund
 . Kemper International Research Fund
 . Scudder Focus Growth Fund
  (formerly Kemper Large Company Growth Fund)
 . Kemper New York Tax-Free Income Fund
 . Scudder Research Fund (formerly Kemper Research Fund)
 . Kemper Retirement-- Series III
 . Kemper Retirement-- Series IV
 . Kemper Retirement-- Series V
 . Kemper Retirement-- Series VI
 . Kemper Retirement-- Series VII
 . Scudder S&P 500 Stock Fund
  (formerly Kemper S&P 500 Index Fund)
 . Kemper Small Cap Value Fund
 . Kemper Small Capitalization Equity Fund
 . Kemper Strategic Income Fund
 . Kemper Target 2010 Fund
 . Kemper Target 2011 Fund
 . Kemper Technology Fund
 . Kemper Total Return Fund
 . Kemper U.S. Government Securities Fund
 . Kemper Worldwide 2004 Fund

                             VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL-FREE 1-888-221-0697
                                 OR LOG ON TO
                            WWW.PROXYWEB.COM/KEMPER

                   PO Box 219151, Kansas City, MO 64121-9151

                            YOUR VOTE IS IMPORTANT!

                  *** CONTROL NUMBER: 999 999 999 999 99 ***

           Please fold and detach card at perforation before mailing

                                [NAME OF FUND]

                Special Meeting of Shareholders - May 24, 2001

    I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 24, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

    I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

    This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                         PLEASE SIGN, DATE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

                            Dated ___________, 2001

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                  -------------------------------------------
                        Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES/DIRECTORS OF THE FUND. THE BOARD OF TRUSTEES/DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

PROPOSAL 1

To elect Trustees/Directors to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham, (03) Mark S. Casady,
           (04) Linda C. Coughlin, (05) Donald L. Dunaway, (06) James R. Edgar,
           (07) William F. Glavin, (08) Robert B. Hoffman, (09) Shirley D. Peterson, (10) Fred B. Renwick, (11) William P. Sommers, (12) John G. Weithers.

Please vote by filling in the boxes below.

FOR all nominees listed (except as noted in space provided) [_]

WITHHOLD authority to vote for all nominees listed [_]

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.

--------------------------------------------------------------------------------

PROPOSAL 2

To approve a Rule 12b-1 Plan (for Class A) and an Amended and Restated Rule 12b-1 Plan (for each of Class B and Class C).

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]


PROPOSAL 3

To ratify the selection of Ernst & Young LLP as the independent auditors of the Fund for the Fund's current fiscal year.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]


PROPOSAL 4 (Kemper Contrarian, Kemper Dreman High Return Equity and Kemper Small Cap Value Only).

To approve Articles of Amendment and Restatement of the Fund's Articles of Incorporation.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]


THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE